UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014

Equity Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2014. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Mostly Positive Period for U.S. Government Bonds and Large-Cap Stocks, With Defensive Undertones

After experiencing a harsh U.S. winter, weaker-than-expected global economic conditions, and geopolitical turmoil in many regions, it’s not surprising that investors displayed defensive tendencies during this reporting period. The U.S. dollar, the U.S. Treasury market, and large-cap U.S. stocks benefited from “flight to quality” capital flows during 2014 as negative headlines emanated from some key emerging markets and the European economy. The 30-year U.S. Treasury bond was one of the top performers for the period, returning 8.74%, according to Barclays, on strong demand from institutions and non-U.S. investors, attracted by its relatively high yield compared with similar “safe haven” sovereign bond yields in other developed countries.

The S&P 500 Index advanced 6.42%, leading most other U.S. and non-U.S. equity indices. Large-cap U.S. growth stocks generally outperformed large-cap U.S. value, but both advanced, as well as relatively more defensive, more yield-oriented U.S. stock sectors such as utilities and REITs (real estate investment trusts). By contrast, small-cap stocks in the U.S. and non-U.S. developed country stocks across all capitalizations generally retreated. The Russell 2000 Index and the MSCI EAFE Index posted negative returns of -5.46% and -2.03%, respectively, in U.S. dollar terms, the latter affected in part by non-U.S. currency weakness compared with the dollar.

Global economic and geopolitical uncertainties could continue to support the relative appeal of the U.S. dollar and other U.S assets in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2014
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	4.34%	13.82%	12.22%	7.27%	10.79%	8/1/94
Russell 3000 Value Index	—	3.97%	17.66%	15.08%	7.79%	10.02%(2)	—
S&P 500 Index	—	6.42%	19.73%	15.69%	8.10%	9.59%(2)	—
Institutional Class	ACIIX	4.32%	14.04%	12.40%	7.47%	8.45%	7/8/98
A Class(3)	TWEAX						3/7/97
No sales charge*		4.21%	13.54%	11.94%	6.99%	9.00%
With sales charge*		-1.79%	7.03%	10.63%	6.36%	8.64%
B Class	AEKBX						9/28/07
No sales charge*		3.81%	12.69%	11.09%	—	4.41%
With sales charge*		-1.19%	8.69%	10.96%	—	4.41%
C Class	AEYIX						7/13/01
No sales charge*		3.81%	12.70%	11.11%	6.20%	6.56%
With sales charge*		2.81%	12.70%	11.11%	6.20%	6.56%
R Class	AEURX	4.09%	13.30%	11.66%	6.74%	7.49%	8/29/03
R6 Class	AEUDX	4.51%	14.20%	—	—	10.29%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Since July 31, 1994, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.93%	0.73%	1.18%	1.93%	1.93%	1.43%	0.58%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2014
Top Ten Holdings	% of net assets
Johnson & Johnson	4.9%
Wells Fargo & Co. (Convertible)	4.6%
Exxon Mobil Corp.	4.0%
Bank of America Corp. (Convertible)	4.0%
Intel Corp. (Convertible)	3.5%
Wal-Mart Stores, Inc.	3.5%
Verizon Communications, Inc.	3.2%
PNC Financial Services Group, Inc. (The)	2.9%
Procter & Gamble Co. (The)	2.6%
United Parcel Service, Inc., Class B	2.5%

Top Five Industries	% of net assets
Banks	14.9%
Oil, Gas and Consumable Fuels	11.2%
Pharmaceuticals	9.6%
Semiconductors and Semiconductor Equipment	5.6%
Food and Staples Retailing	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	67.6%
Foreign Common Stocks*	6.2%
Convertible Preferred Stocks	12.8%
Convertible Bonds	6.3%
Preferred Stocks	3.9%
Exchange-Traded Funds	—**
Total Equity Exposure	96.8%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	1.8%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1) 4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,043.40	$4.76	0.93%
Institutional Class	$1,000	$1,043.20	$3.74	0.73%
A Class	$1,000	$1,042.10	$6.04	1.18%
B Class	$1,000	$1,038.10	$9.86	1.93%
C Class	$1,000	$1,038.10	$9.86	1.93%
R Class	$1,000	$1,040.90	$7.32	1.43%
R6 Class	$1,000	$1,045.10	$2.97	0.58%
Hypothetical
Investor Class	$1,000	$1,020.41	$4.71	0.93%
Institutional Class	$1,000	$1,021.41	$3.70	0.73%
A Class	$1,000	$1,019.15	$5.97	1.18%
B Class	$1,000	$1,015.39	$9.75	1.93%
C Class	$1,000	$1,015.39	$9.75	1.93%
R Class	$1,000	$1,017.90	$7.23	1.43%
R6 Class	$1,000	$1,022.16	$2.94	0.58%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

SEPTEMBER 30, 2014 (UNAUDITED)

	Shares/ Principal Amount	Value
COMMON STOCKS — 73.8%
Aerospace and Defense — 1.0%
BAE Systems plc	7,599,900	$58,091,531
Rockwell Collins, Inc.	572,556	44,945,646
		103,037,177
Air Freight and Logistics — 2.5%
United Parcel Service, Inc., Class B	2,588,995	254,472,318
Automobiles — 0.3%
Honda Motor Co., Ltd.	694,500	24,062,913
Banks — 5.6%
Comerica, Inc.	499,262	24,893,204
Commerce Bancshares, Inc.	2,130,547	95,118,271
JPMorgan Chase & Co.	989,667	59,617,540
KeyCorp	4,823,200	64,293,256
PNC Financial Services Group, Inc. (The)	3,379,559	289,222,659
SunTrust Banks, Inc.	798,677	30,373,686
		563,518,616
Beverages — 1.9%
PepsiCo, Inc.	1,999,465	186,130,197
Capital Markets — 2.6%
Goldman Sachs Group, Inc. (The)	109,681	20,134,141
Northern Trust Corp.	3,560,183	242,199,250
		262,333,391
Chemicals — 1.7%
Air Products & Chemicals, Inc.	639,800	83,289,164
Potash Corp. of Saskatchewan, Inc.	2,593,000	89,614,080
		172,903,244
Commercial Services and Supplies — 3.3%
ADT Corp. (The)	2,199,741	78,002,816
Republic Services, Inc.	3,360,341	131,120,506
Tyco International Ltd.	1,789,382	79,752,755
Waste Management, Inc.	898,438	42,702,758
		331,578,835
Communications Equipment — 0.2%
Cisco Systems, Inc.	887,400	22,335,858
Diversified Telecommunication Services — 3.6%
CenturyLink, Inc.	829,855	33,932,771
Verizon Communications, Inc.	6,520,100	325,939,799
		359,872,570
Electric Utilities — 0.6%
Westar Energy, Inc.	1,799,000	61,381,880

7

	Shares/ Principal Amount	Value
Electrical Equipment — 0.6%
ABB Ltd.	2,695,878	$60,655,137
Food and Staples Retailing — 5.3%
Sysco Corp.	4,953,548	187,987,147
Wal-Mart Stores, Inc.	4,539,222	347,114,306
		535,101,453
Food Products — 3.8%
Campbell Soup Co.	3,998,748	170,866,502
General Mills, Inc.	4,216,400	212,717,380
		383,583,882
Gas Utilities — 3.7%
AGL Resources, Inc.	214,538	11,014,381
ONE Gas, Inc.(1)	3,256,589	111,538,173
Piedmont Natural Gas Co., Inc.	3,321,763	111,378,714
WGL Holdings, Inc.(1)	3,174,517	133,710,656
		367,641,924
Health Care Equipment and Supplies — 1.6%
Becton Dickinson and Co.	1,396,500	158,935,665
Health Care Providers and Services — 1.7%
Quest Diagnostics, Inc.	2,799,100	169,849,388
Household Products — 2.6%
Procter & Gamble Co. (The)	3,148,190	263,629,431
Industrial Conglomerates — 3.3%
3M Co.	334,500	47,391,960
General Electric Co.	8,698,600	222,858,132
Koninklijke Philips Electronics NV	1,929,900	61,584,981
		331,835,073
Insurance — 3.1%
Allstate Corp. (The)	339,152	20,813,758
Chubb Corp. (The)	940,635	85,673,036
Marsh & McLennan Cos., Inc.	3,799,180	198,849,081
		305,335,875
Metals and Mining — 0.5%
Goldcorp, Inc. New York Shares	1,499,800	34,540,394
Nucor Corp.	296,800	16,110,304
		50,650,698
Multi-Utilities — 1.7%
Consolidated Edison, Inc.	444,278	25,172,792
PG&E Corp.	3,244,510	146,132,730
		171,305,522
Oil, Gas and Consumable Fuels — 11.2%
Chevron Corp.	1,607,092	191,758,217
Exxon Mobil Corp.	4,261,482	400,792,382
Occidental Petroleum Corp.	1,759,900	169,214,385
Spectra Energy Partners LP	2,237,769	118,579,379

8

	Shares/ Principal Amount	Value
Total SA	3,752,825	$243,873,380
		1,124,217,743
Pharmaceuticals — 9.6%
Eli Lilly & Co.	1,299,188	84,252,342
Johnson & Johnson	4,629,380	493,445,614
Merck & Co., Inc.	2,580,031	152,944,238
Pfizer, Inc.	6,167,479	182,372,354
Teva Pharmaceutical Industries Ltd. ADR	999,400	53,717,750
		966,732,298
Real Estate Investment Trusts (REITs) — 0.1%
Annaly Capital Management, Inc.	1,177,600	12,576,768
Semiconductors and Semiconductor Equipment — 0.6%
Applied Materials, Inc.	2,920,002	63,101,243
Thrifts and Mortgage Finance — 1.1%
Capitol Federal Financial, Inc.(1)	9,031,769	106,755,510
TOTAL COMMON STOCKS (Cost $5,807,115,848)		7,413,534,609
CONVERTIBLE PREFERRED STOCKS — 12.8%
Banks — 8.6%
Bank of America Corp., 7.25%	346,928	397,752,952
Wells Fargo & Co., 7.50%	383,956	461,710,930
		859,463,882
Insurance — 0.4%
MetLife, Inc., 5.00%, 10/8/14	1,430,561	44,046,973
Machinery — 2.4%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	1,869,617	244,919,827
Metals and Mining — 0.2%
Alcoa, Inc., 5.375%, 10/1/17	365,885	18,257,661
Multi-Utilities — 0.4%
Laclede Group, Inc. (The), 6.75%, 4/1/17	799,778	42,388,234
Real Estate Investment Trusts (REITs) — 0.8%
Health Care REIT, Inc., 6.50%	1,387,193	79,319,696
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,172,995,727)		1,288,396,273
CONVERTIBLE BONDS — 6.3%
Capital Markets — 0.2%
Janus Capital Group, Inc., 0.75%, 7/15/18	$16,955,000	23,991,325
Food and Staples Retailing — 0.3%
UBS AG, (convertible into Wal-Mart Stores, Inc.), 3.80%, 11/20/14(2)(3)	329,000	25,459,665
Metals and Mining — 0.4%
Credit Suisse AG, (convertible into Alcoa, Inc.), 6.35%, 1/15/15(3)	983,000	15,546,145
Credit Suisse AG, (convertible into Alcoa, Inc.), 3.75%, 12/19/14(3)	1,650,200	25,523,643
		41,069,788
Multiline Retail — 0.2%
UBS AG, (convertible into Target Corp.), 3.28%, 10/8/14(2)(3)	253,600	15,914,668

9

	Shares/ Principal Amount	Value
Semiconductors and Semiconductor Equipment — 5.0%
Deutsche Bank AG, (convertible into Broadcom Corp.), 3.89%, 4/2/15(2)(3)	$499,700	$20,147,904
Goldman Sachs Group, Inc. (The), (convertible into Broadcom Corp.), 3.45%, 3/31/15(2)(3)	490,000	19,509,105
Intel Corp., 2.95%, 12/15/35	278,996,000	355,719,900
Microchip Technology, Inc., 2.125%, 12/15/37	56,910,000	105,888,169
		501,265,078
Specialty Retail — 0.2%
Citigroup, Inc., (convertible into Bed Bath & Beyond, Inc.), 5.00%, 1/2/15(2)(3)	373,500	22,402,530
TOTAL CONVERTIBLE BONDS (Cost $538,759,143)		630,103,054
PREFERRED STOCKS — 3.9%
Banks — 0.7%
U.S. Bancorp, 6.00%	2,702,521	72,941,042
Diversified Financial Services — 3.2%
Citigroup, Inc., 5.95%	169,958,000	170,117,420
General Electric Capital Corp., 6.25%	139,900,000	151,393,345
		321,510,765
TOTAL PREFERRED STOCKS (Cost $387,908,163)		394,451,807
EXCHANGE-TRADED FUNDS†
iShares Russell 1000 Value Index Fund (Cost $3,026,828)	30,200	3,022,718
TEMPORARY CASH INVESTMENTS — 1.4%
Federal Farm Credit Discount Notes, 0.01%, 10/1/14(4)	$20,000,000	20,000,000
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25% - 3.125%, 11/30/15 - 5/15/19, valued at $37,890,087), in a joint trading account at 0.00%, dated 9/30/14, due 10/1/14 (Delivery value $37,130,687)		37,130,687
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.375%, 8/31/15, valued at $30,323,174), in a joint trading account at 0.01%, dated 9/30/14, due 10/1/14 (Delivery value $29,704,558)		29,704,550
SSgA U.S. Government Money Market Fund, Class N	56,299,917	56,299,917
TOTAL TEMPORARY CASH INVESTMENTS (Cost $143,135,154)		143,135,154
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $8,052,940,863)		9,872,643,615
OTHER ASSETS AND LIABILITIES — 1.8%		182,067,236
TOTAL NET ASSETS — 100.0%		$10,054,710,851

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	49,450,269	CHF	46,433,803	Credit Suisse AG	10/31/14	$801,663
USD	244,548,353	EUR	190,244,416	UBS AG	10/31/14	4,215,228
GBP	812,036	USD	1,326,978	Credit Suisse AG	10/31/14	(10,876)
GBP	863,748	USD	1,403,155	Credit Suisse AG	10/31/14	(3,242)
USD	49,375,569	GBP	30,183,894	Credit Suisse AG	10/31/14	455,253
USD	18,947,521	JPY	2,062,665,000	Credit Suisse AG	10/31/14	136,792
USD	529,260	JPY	57,782,400	Credit Suisse AG	10/31/14	2,306
						$5,597,124

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $103,433,872, which represented 1.0% of total net assets.

(3)	Equity-linked debt security. The aggregated value of these securities at the period end was $144,503,660, which represented 1.4% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2014 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $7,741,230,255)	$9,520,639,276
Investment securities - affiliated, at value (cost of $311,710,608)	352,004,339
Total investment securities, at value (cost of $8,052,940,863)	9,872,643,615
Cash	126,719,309
Foreign currency holdings, at value (cost of $2,761,938)	2,724,028
Receivable for investments sold	112,002,560
Receivable for capital shares sold	5,700,487
Unrealized appreciation on forward foreign currency exchange contracts	5,611,242
Dividends and interest receivable	27,815,805
10,153,217,046

Liabilities
Payable for investments purchased	76,707,046
Payable for capital shares redeemed	13,319,696
Unrealized depreciation on forward foreign currency exchange contracts	14,118
Accrued management fees	7,487,635
Distribution and service fees payable	977,700
98,506,195

Net Assets	$10,054,710,851

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,684,052,777
Undistributed net investment income	11,578,736
Undistributed net realized gain	533,853,474
Net unrealized appreciation	1,825,225,864
$10,054,710,851

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,513,516,982	606,001,089	$9.10
Institutional Class, $0.01 Par Value	$1,549,686,180	170,250,883	$9.10
A Class, $0.01 Par Value	$2,245,116,547	246,785,979	$9.10*
B Class, $0.01 Par Value	$6,434,760	706,435	$9.11
C Class, $0.01 Par Value	$523,991,589	57,593,542	$9.10
R Class, $0.01 Par Value	$152,440,653	16,797,260	$9.08
R6 Class, $0.01 Par Value	$63,524,140	6,974,635	$9.11
*Maximum offering price $9.66 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $7,770,489 from affiliates and net of foreign taxes withheld of $1,526,977)	$151,332,866
Interest	15,521,890
166,854,756

Expenses:
Management fees	45,842,789
Distribution and service fees:
A Class	3,224,185
B Class	34,624
C Class	2,641,907
R Class	409,519
Directors' fees and expenses	177,807
Other expenses	3,256
52,334,087

Net investment income (loss)	114,520,669

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	396,472,430
Foreign currency transactions	21,788,656
418,261,086

Change in net unrealized appreciation (depreciation) on:
Investments	(115,003,887)
Translation of assets and liabilities in foreign currencies	5,398,951
(109,604,936)

Net realized and unrealized gain (loss)	308,656,150

Net Increase (Decrease) in Net Assets Resulting from Operations	$423,176,819

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED) AND YEAR ENDED MARCH 31, 2014
Increase (Decrease) in Net Assets	September 30, 2014	March 31, 2014
Operations
Net investment income (loss)	$114,520,669	$232,818,809
Net realized gain (loss)	418,261,086	699,620,142
Change in net unrealized appreciation (depreciation)	(109,604,936)	391,086,955
Net increase (decrease) in net assets resulting from operations	423,176,819	1,323,525,906

Distributions to Shareholders
From net investment income:
Investor Class	(73,559,224)	(124,129,537)
Institutional Class	(21,453,343)	(37,307,135)
A Class	(31,278,069)	(55,188,935)
B Class	(58,464)	(91,296)
C Class	(4,489,023)	(6,327,715)
R Class	(1,799,657)	(3,122,822)
R6 Class	(782,533)	(115,999)
From net realized gains:
Investor Class	—	(335,350,023)
Institutional Class	—	(92,742,391)
A Class	—	(171,064,581)
B Class	—	(440,329)
C Class	—	(31,338,388)
R Class	—	(10,633,123)
R6 Class	—	(94,089)
Decrease in net assets from distributions	(133,420,313)	(867,946,363)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(512,104,358)	(497,411,893)

Net increase (decrease) in net assets	(222,347,852)	(41,832,350)

Net Assets
Beginning of period	10,277,058,703	10,318,891,053
End of period	$10,054,710,851	$10,277,058,703

Undistributed net investment income	$11,578,736	$30,478,380

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2014 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

16

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2014 was 0.93% for the Investor Class, A Class, B Class, C Class and R Class, 0.73% for the Institutional Class and 0.58% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with

17

the directors during the six months ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2014 were $2,574,805,893 and $3,150,287,541, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,000,000,000
Sold	61,948,421	$562,268,068	82,204,397	$715,805,817
Issued in reinvestment of distributions	7,418,202	67,775,373	49,378,415	421,725,022
Redeemed	(74,724,377)	(677,222,726)	(169,995,596)	(1,478,399,801)
	(5,357,754)	(47,179,285)	(38,412,784)	(340,868,962)
Institutional Class/Shares Authorized	800,000,000		800,000,000
Sold	32,972,173	302,123,000	28,301,561	246,512,129
Issued in reinvestment of distributions	2,029,729	18,566,963	14,457,971	123,615,426
Redeemed	(25,552,799)	(231,118,505)	(62,221,978)	(541,196,330)
	9,449,103	89,571,458	(19,462,446)	(171,068,775)
A Class/Shares Authorized	1,200,000,000		1,000,000,000
Sold	20,185,375	182,510,194	62,955,986	549,347,268
Issued in reinvestment of distributions	3,333,132	30,444,973	25,765,702	219,970,225
Redeemed	(84,626,838)	(767,576,423)	(91,493,432)	(794,721,903)
	(61,108,331)	(554,621,256)	(2,771,744)	(25,404,410)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	492	4,499	45,117	392,939
Issued in reinvestment of distributions	5,673	51,928	54,870	467,653
Redeemed	(107,421)	(976,778)	(153,401)	(1,335,182)
	(101,256)	(920,351)	(53,414)	(474,590)
C Class/Shares Authorized	250,000,000		250,000,000
Sold	2,998,199	27,169,071	9,618,153	83,806,631
Issued in reinvestment of distributions	397,490	3,634,480	3,555,455	30,263,365
Redeemed	(4,795,205)	(43,483,526)	(9,406,833)	(81,707,044)
	(1,399,516)	(12,679,975)	3,766,775	32,362,952
R Class/Shares Authorized	100,000,000		100,000,000
Sold	1,156,352	10,435,286	3,316,604	28,799,908
Issued in reinvestment of distributions	192,082	1,750,680	1,563,652	13,303,933
Redeemed	(3,805,877)	(34,542,236)	(6,905,105)	(60,041,105)
	(2,457,443)	(22,356,270)	(2,024,849)	(17,937,264)
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	4,399,680	39,966,800	3,038,963	26,326,976
Issued in reinvestment of distributions	85,519	782,533	24,425	210,088
Redeemed	(509,959)	(4,668,012)	(63,993)	(557,908)
	3,975,240	36,081,321	2,999,395	25,979,156
Net increase (decrease)	(56,999,957)	$(512,104,358)	(55,959,067)	$(497,411,893)

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2014 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Capitol Federal Financial, Inc.	$100,388,316	$12,555,404	—	—	$3,480,678	$106,755,510
ONE Gas, Inc.	86,090,831	31,500,140	—	—	1,608,656	111,538,173
WGL Holdings, Inc.	120,116,585	6,957,536	—	—	2,681,155	133,710,656
	$306,595,732	$51,013,080	—	—	$7,770,489	$352,004,339

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,965,266,667	$448,267,942	—
Convertible Preferred Stocks	—	1,288,396,273	—
Convertible Bonds	—	630,103,054	—
Preferred Stocks	—	394,451,807	—
Exchange-Traded Funds	3,022,718	—	—
Temporary Cash Investments	56,299,917	86,835,237	—
	$7,024,589,302	$2,848,054,313	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,611,242	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(14,118)	—

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund’s average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was 362,868,703 contracts.

The value of foreign currency risk derivative instruments as of September 30, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $5,611,242 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $14,118 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $21,987,604 in net realized gain (loss) on foreign currency transactions and $5,368,772 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$8,167,500,114
Gross tax appreciation of investments	$1,719,780,650
Gross tax depreciation of investments	(14,637,149)
Net tax appreciation (depreciation) of investments	$1,705,143,501

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014(3)	$8.84	0.11	0.27	0.38	(0.12)	—	(0.12)	$9.10	4.34%	0.93%(4)	2.33%(4)	26%	$5,513,517
2014	$8.47	0.20	0.92	1.12	(0.20)	(0.55)	(0.75)	$8.84	13.64%	0.93%	2.31%	57%	$5,406,362
2013	$7.69	0.21	0.86	1.07	(0.21)	(0.08)	(0.29)	$8.47	14.33%	0.93%	2.63%	83%	$5,504,359
2012	$7.43	0.20	0.25	0.45	(0.19)	—	(0.19)	$7.69	6.24%	0.95%	2.69%	115%	$5,363,783
2011	$6.76	0.21	0.67	0.88	(0.21)	—	(0.21)	$7.43	13.23%	0.96%	3.09%	146%	$5,123,937
2010	$5.42	0.18	1.33	1.51	(0.17)	—	(0.17)	$6.76	28.04%	0.97%	2.93%	105%	$3,829,492
Institutional Class
2014(3)	$8.85	0.11	0.27	0.38	(0.13)	—	(0.13)	$9.10	4.32%	0.73%(4)	2.53%(4)	26%	$1,549,686
2014	$8.47	0.22	0.92	1.14	(0.21)	(0.55)	(0.76)	$8.85	13.85%	0.73%	2.51%	57%	$1,422,725
2013	$7.69	0.22	0.87	1.09	(0.23)	(0.08)	(0.31)	$8.47	14.69%	0.73%	2.83%	83%	$1,527,723
2012	$7.44	0.21	0.24	0.45	(0.20)	—	(0.20)	$7.69	6.31%	0.75%	2.89%	115%	$1,316,758
2011	$6.77	0.23	0.66	0.89	(0.22)	—	(0.22)	$7.44	13.60%	0.76%	3.29%	146%	$894,544
2010	$5.42	0.19	1.34	1.53	(0.18)	—	(0.18)	$6.77	28.30%	0.77%	3.13%	105%	$792,024

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014(3)	$8.84	0.09	0.28	0.37	(0.11)	—	(0.11)	$9.10	4.21%	1.18%(4)	2.08%(4)	26%	$2,245,117
2014	$8.47	0.18	0.91	1.09	(0.17)	(0.55)	(0.72)	$8.84	13.36%	1.18%	2.06%	57%	$2,722,731
2013	$7.69	0.19	0.86	1.05	(0.19)	(0.08)	(0.27)	$8.47	14.05%	1.18%	2.38%	83%	$2,631,737
2012	$7.43	0.18	0.25	0.43	(0.17)	—	(0.17)	$7.69	5.98%	1.20%	2.44%	115%	$2,512,840
2011	$6.76	0.20	0.66	0.86	(0.19)	—	(0.19)	$7.43	12.95%	1.21%	2.84%	146%	$2,188,714
2010	$5.42	0.17	1.32	1.49	(0.15)	—	(0.15)	$6.76	27.71%	1.22%	2.68%	105%	$1,385,436
B Class
2014(3)	$8.85	0.06	0.28	0.34	(0.08)	—	(0.08)	$9.11	3.81%	1.93%(4)	1.33%(4)	26%	$6,435
2014	$8.48	0.11	0.92	1.03	(0.11)	(0.55)	(0.66)	$8.85	12.51%	1.93%	1.31%	57%	$7,151
2013	$7.70	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.48	13.20%	1.93%	1.63%	83%	$7,304
2012	$7.44	0.12	0.26	0.38	(0.12)	—	(0.12)	$7.70	5.18%	1.95%	1.69%	115%	$7,716
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.08%	1.96%	2.09%	146%	$8,102
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.92%	1.97%	1.93%	105%	$7,383
C Class
2014(3)	$8.84	0.06	0.28	0.34	(0.08)	—	(0.08)	$9.10	3.81%	1.93%(4)	1.33%(4)	26%	$523,992
2014	$8.47	0.12	0.91	1.03	(0.11)	(0.55)	(0.66)	$8.84	12.53%	1.93%	1.31%	57%	$521,688
2013	$7.69	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.47	13.21%	1.93%	1.63%	83%	$467,913
2012	$7.44	0.12	0.25	0.37	(0.12)	—	(0.12)	$7.69	5.05%	1.95%	1.69%	115%	$469,355
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.25%	1.96%	2.09%	146%	$384,918
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.74%	1.97%	1.93%	105%	$193,776

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014(3)	$8.82	0.08	0.28	0.36	(0.10)	—	(0.10)	$9.08	4.09%	1.43%(4)	1.83%(4)	26%	$152,441
2014	$8.45	0.16	0.91	1.07	(0.15)	(0.55)	(0.70)	$8.82	13.12%	1.43%	1.81%	57%	$169,852
2013	$7.67	0.17	0.86	1.03	(0.17)	(0.08)	(0.25)	$8.45	13.81%	1.43%	2.13%	83%	$179,855
2012	$7.42	0.16	0.24	0.40	(0.15)	—	(0.15)	$7.67	5.59%	1.45%	2.19%	115%	$177,061
2011	$6.75	0.18	0.66	0.84	(0.17)	—	(0.17)	$7.42	12.68%	1.46%	2.59%	146%	$141,693
2010	$5.41	0.15	1.32	1.47	(0.13)	—	(0.13)	$6.75	27.44%	1.47%	2.43%	105%	$92,239
R6 Class
2014(3)	$8.85	0.12	0.28	0.40	(0.14)	—	(0.14)	$9.11	4.51%	0.58%(4)	2.68%(4)	26%	$63,524
2014(5)	$8.94	0.17	0.46	0.63	(0.17)	(0.55)	(0.72)	$8.85	7.41%	0.58%(4)	2.93%(4)	57%(6)	$26,550

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2014 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

23

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

24

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

25

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

26

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-83892 1411

SEMIANNUAL REPORT	SEPTEMBER 30, 2014

Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2014. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Mostly Positive Period for U.S. Government Bonds and Large-Cap Stocks, With Defensive Undertones

After experiencing a harsh U.S. winter, weaker-than-expected global economic conditions, and geopolitical turmoil in many regions, it’s not surprising that investors displayed defensive tendencies during this reporting period. The U.S. dollar, the U.S. Treasury market, and large-cap U.S. stocks benefited from “flight to quality” capital flows during 2014 as negative headlines emanated from some key emerging markets and the European economy. The 30-year U.S. Treasury bond was one of the top performers for the period, returning 8.74%, according to Barclays, on strong demand from institutions and non-U.S. investors, attracted by its relatively high yield compared with similar “safe haven” sovereign bond yields in other developed countries.

The S&P 500 Index advanced 6.42%, leading most other U.S. and non-U.S. equity indices. Large-cap U.S. growth stocks generally outperformed large-cap U.S. value, but both advanced, as well as relatively more defensive, more yield-oriented U.S. stock sectors such as utilities and REITs (real estate investment trusts). By contrast, small-cap stocks in the U.S. and non-U.S. developed country stocks across all capitalizations generally retreated. The Russell 2000 Index and the MSCI EAFE Index posted negative returns of -5.46% and -2.03%, respectively, in U.S. dollar terms, the latter affected in part by non-U.S. currency weakness compared with the dollar.

Global economic and geopolitical uncertainties could continue to support the relative appeal of the U.S. dollar and other U.S assets in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2014
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	5.37%	18.09%	14.16%	6.63%	6.08%	7/30/99
Russell 1000 Value Index	—	4.90%	18.89%	15.25%	7.83%	6.05%	—
S&P 500 Index	—	6.42%	19.73%	15.69%	8.10%	4.59%	—
Institutional Class	ALVSX	5.47%	18.46%	14.42%	6.85%	6.35%	8/10/01
A Class(2)	ALPAX						10/26/00
No sales charge*		5.24%	17.95%	13.88%	6.36%	6.72%
With sales charge*		-0.87%	11.22%	12.52%	5.74%	6.26%
B Class	ALBVX						1/31/03
No sales charge*		4.83%	17.00%	13.01%	5.58%	7.53%
With sales charge*		-0.17%	13.00%	12.89%	5.58%	7.53%
C Class	ALPCX						11/7/01
No sales charge*		4.85%	16.91%	13.03%	5.57%	5.64%
With sales charge*		3.85%	16.91%	13.03%	5.57%	5.64%
R Class	ALVRX	5.11%	17.50%	13.59%	6.10%	6.97%	8/29/03
R6 Class	ALVDX	5.55%	18.64%	—	—	13.39%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.85%	0.65%	1.10%	1.85%	1.85%	1.35%	0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2014
Top Ten Holdings	% of net assets
Chevron Corp.	4.3%
JPMorgan Chase & Co.	4.2%
Johnson & Johnson	3.7%
Wells Fargo & Co.	3.5%
U.S. Bancorp	2.1%
Medtronic, Inc.	2.1%
United Technologies Corp.	2.1%
CVS Health Corp.	2.1%
Merck & Co., Inc.	1.9%
Citigroup, Inc.	1.8%

Top Five Industries	% of net assets
Banks	15.1%
Oil, Gas and Consumable Fuels	10.0%
Insurance	6.8%
Capital Markets	6.4%
Pharmaceuticals	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1)4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,053.70	$4.38	0.85%
Institutional Class	$1,000	$1,054.70	$3.35	0.65%
A Class	$1,000	$1,052.40	$5.66	1.10%
B Class	$1,000	$1,048.30	$9.50	1.85%
C Class	$1,000	$1,048.50	$9.50	1.85%
R Class	$1,000	$1,051.10	$6.94	1.35%
R6 Class	$1,000	$1,055.50	$2.58	0.50%
Hypothetical
Investor Class	$1,000	$1,020.81	$4.31	0.85%
Institutional Class	$1,000	$1,021.81	$3.29	0.65%
A Class	$1,000	$1,019.55	$5.57	1.10%
B Class	$1,000	$1,015.79	$9.35	1.85%
C Class	$1,000	$1,015.79	$9.35	1.85%
R Class	$1,000	$1,018.30	$6.83	1.35%
R6 Class	$1,000	$1,022.56	$2.54	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

SEPTEMBER 30, 2014 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 5.9%
General Dynamics Corp.	8,000	$1,016,720
Honeywell International, Inc.	123,300	11,481,696
Huntington Ingalls Industries, Inc.	22,200	2,313,462
Raytheon Co.	85,200	8,658,024
Textron, Inc.	146,400	5,268,936
United Technologies Corp.	152,600	16,114,560
		44,853,398
Auto Components — 0.5%
Delphi Automotive plc	59,900	3,674,266
Automobiles — 1.4%
Ford Motor Co.	750,000	11,092,500
Banks — 15.1%
Bank of America Corp.	403,200	6,874,560
Citigroup, Inc.	265,700	13,768,574
JPMorgan Chase & Co.	540,000	32,529,600
KeyCorp	449,400	5,990,502
PNC Financial Services Group, Inc. (The)	151,700	12,982,486
U.S. Bancorp	390,600	16,338,798
Wells Fargo & Co.	520,400	26,993,148
		115,477,668
Beverages — 0.4%
PepsiCo, Inc.	34,200	3,183,678
Biotechnology — 1.7%
Amgen, Inc.	52,300	7,346,058
Gilead Sciences, Inc.(1)	53,900	5,737,655
		13,083,713
Building Products — 0.7%
Masco Corp.	236,300	5,652,296
Capital Markets — 6.4%
Ameriprise Financial, Inc.	84,100	10,376,258
BlackRock, Inc.	18,300	6,008,256
Goldman Sachs Group, Inc. (The)	57,300	10,518,561
Invesco Ltd.	259,300	10,237,164
Morgan Stanley	163,800	5,662,566
State Street Corp.	89,700	6,602,817
		49,405,622
Chemicals — 2.2%
Dow Chemical Co. (The)	194,100	10,178,604
LyondellBasell Industries NV, Class A	60,600	6,584,796
		16,763,400

7

	Shares	Value
Communications Equipment — 1.5%
Cisco Systems, Inc.	145,100	$3,652,167
QUALCOMM, Inc.	103,900	7,768,603
		11,420,770
Consumer Finance — 1.8%
Capital One Financial Corp.	140,100	11,434,962
Synchrony Financial(1)	88,292	2,167,569
		13,602,531
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	50,800	7,017,512
Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc.	69,300	3,464,307
Electric Utilities — 2.3%
PPL Corp.	244,500	8,029,380
Westar Energy, Inc.	120,700	4,118,284
Xcel Energy, Inc.	188,000	5,715,200
		17,862,864
Electrical Equipment — 0.8%
Eaton Corp. plc	94,200	5,969,454
Energy Equipment and Services — 3.5%
Halliburton Co.	175,800	11,340,858
National Oilwell Varco, Inc.	91,900	6,993,590
Schlumberger Ltd.	83,200	8,460,608
		26,795,056
Food and Staples Retailing — 2.6%
CVS Health Corp.	198,100	15,766,779
Kroger Co. (The)	79,700	4,144,400
		19,911,179
Health Care Equipment and Supplies — 3.6%
Abbott Laboratories	281,200	11,695,108
Medtronic, Inc.	262,900	16,286,655
		27,981,763
Health Care Providers and Services — 2.1%
Aetna, Inc.	110,400	8,942,400
WellPoint, Inc.	58,100	6,949,922
		15,892,322
Hotels, Restaurants and Leisure — 0.6%
Marriott International, Inc., Class A	60,900	4,256,910
Household Durables — 1.1%
Whirlpool Corp.	56,500	8,229,225
Industrial Conglomerates — 0.7%
General Electric Co.	223,900	5,736,318
Insurance — 6.8%
Allstate Corp. (The)	165,400	10,150,598
American International Group, Inc.	159,100	8,594,582
MetLife, Inc.	195,000	10,475,400

8

	Shares	Value
Principal Financial Group, Inc.	80,574	$4,227,718
Prudential Financial, Inc.	123,700	10,878,178
Travelers Cos., Inc. (The)	81,400	7,646,716
		51,973,192
Machinery — 2.6%
Ingersoll-Rand plc	229,400	12,928,984
Stanley Black & Decker, Inc.	80,100	7,112,079
		20,041,063
Media — 3.5%
Comcast Corp., Class A	180,300	9,696,534
Time Warner Cable, Inc.	38,200	5,481,318
Time Warner, Inc.	156,500	11,770,365
		26,948,217
Multiline Retail — 2.0%
Macy's, Inc.	181,500	10,559,670
Target Corp.	73,500	4,606,980
		15,166,650
Oil, Gas and Consumable Fuels — 10.0%
Chevron Corp.	273,700	32,657,884
Exxon Mobil Corp.	122,600	11,530,530
Imperial Oil Ltd.	185,300	8,754,161
Oasis Petroleum, Inc.(1)	119,500	4,996,295
Occidental Petroleum Corp.	115,700	11,124,555
Total SA ADR	122,000	7,862,900
		76,926,325
Paper and Forest Products — 0.9%
International Paper Co.	146,200	6,979,588
Pharmaceuticals — 6.0%
Catalent, Inc.(1)	115,302	2,886,009
Johnson & Johnson	266,900	28,448,871
Merck & Co., Inc.	243,100	14,410,968
		45,745,848
Real Estate Investment Trusts (REITs) — 0.5%
Brixmor Property Group, Inc.	168,100	3,741,906
Semiconductors and Semiconductor Equipment — 2.9%
Applied Materials, Inc.	543,100	11,736,391
Microchip Technology, Inc.	229,500	10,839,285
		22,575,676
Software — 4.5%
Electronic Arts, Inc.(1)	218,600	7,784,346
Microsoft Corp.	294,700	13,662,292
Oracle Corp.	333,300	12,758,724
		34,205,362
Specialty Retail — 1.4%
Lowe's Cos., Inc.	198,000	10,478,160
Technology Hardware, Storage and Peripherals — 0.8%
Western Digital Corp.	60,100	5,848,932

9

	Shares	Value
Tobacco — 0.7%
Altria Group, Inc.	115,600	$5,310,664
Trading Companies and Distributors — 0.5%
United Rentals, Inc.(1)	34,500	3,832,950
TOTAL COMMON STOCKS (Cost $527,213,361)		761,101,285
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25% - 3.125%, 11/30/15 - 5/15/19, valued at $788,550), in a joint trading account at 0.00%, dated 9/30/14, due 10/1/14 (Delivery value $772,746)		772,746
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.375%, 8/31/15, valued at $631,071), in a joint trading account at 0.01%, dated 9/30/14, due 10/1/14 (Delivery value $618,197)		618,197
SSgA U.S. Government Money Market Fund, Class N	3,808,969	3,808,969
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,199,912)		5,199,912
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $532,413,273)		766,301,197
OTHER ASSETS AND LIABILITIES†		(336,004)
TOTAL NET ASSETS — 100.0%		$765,965,193

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	346,882	USD	310,965	JPMorgan Chase Bank N.A.	10/31/14	$(1,457)
USD	7,280,750	CAD	8,073,150	JPMorgan Chase Bank N.A.	10/31/14	77,404
USD	189,440	CAD	211,983	JPMorgan Chase Bank N.A.	10/31/14	296
USD	6,601,417	EUR	5,135,519	UBS AG	10/31/14	113,787
USD	196,934	EUR	155,155	UBS AG	10/31/14	929
						$190,959

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2014 (UNAUDITED)
Assets
Investment securities, at value (cost of $532,413,273)	$766,301,197
Foreign currency holdings, at value (cost of $103,792)	96,487
Receivable for investments sold	6,264,059
Receivable for capital shares sold	212,366
Unrealized appreciation on forward foreign currency exchange contracts	192,416
Dividends and interest receivable	1,065,788
774,132,313

Liabilities
Payable for investments purchased	7,050,856
Payable for capital shares redeemed	560,988
Unrealized depreciation on forward foreign currency exchange contracts	1,457
Accrued management fees	526,777
Distribution and service fees payable	27,042
8,167,120

Net Assets	$765,965,193

Net Assets Consist of:
Capital (par value and paid-in surplus)	$802,379,714
Undistributed net investment income	532,147
Accumulated net realized loss	(271,017,825)
Net unrealized appreciation	234,071,157
$765,965,193

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$595,502,316	68,737,933	$8.66
Institutional Class, $0.01 Par Value	$76,064,283	8,775,424	$8.67
A Class, $0.01 Par Value	$72,144,344	8,332,666	$8.66*
B Class, $0.01 Par Value	$636,121	73,200	$8.69
C Class, $0.01 Par Value	$10,396,254	1,200,344	$8.66
R Class, $0.01 Par Value	$5,619,123	648,542	$8.66
R6 Class, $0.01 Par Value	$5,602,752	646,336	$8.67
*Maximum offering price $9.19 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $36,695)	$8,751,132
Interest	460
8,751,592

Expenses:
Management fees	3,148,964
Distribution and service fees:
A Class	94,084
B Class	4,235
C Class	52,481
R Class	14,204
Directors' fees and expenses	13,269
3,327,237

Net investment income (loss)	5,424,355

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	59,215,542
Foreign currency transactions	594,328
59,809,870

Change in net unrealized appreciation (depreciation) on:
Investments	(25,171,081)
Translation of assets and liabilities in foreign currencies	180,490
(24,990,591)

Net realized and unrealized gain (loss)	34,819,279

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,243,634

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED) AND YEAR ENDED MARCH 31, 2014
Increase (Decrease) in Net Assets	September 30, 2014	March 31, 2014
Operations
Net investment income (loss)	$5,424,355	$11,058,417
Net realized gain (loss)	59,809,870	62,542,655
Change in net unrealized appreciation (depreciation)	(24,990,591)	60,225,127
Net increase (decrease) in net assets resulting from operations	40,243,634	133,826,199

Distributions to Shareholders
From net investment income:
Investor Class	(4,489,482)	(8,420,022)
Institutional Class	(687,133)	(1,264,882)
A Class	(468,665)	(981,617)
B Class	(2,025)	(6,213)
C Class	(26,065)	(57,173)
R Class	(28,238)	(65,933)
R6 Class	(22,119)	(362)
Decrease in net assets from distributions	(5,723,727)	(10,796,202)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(16,170,446)	(5,327,220)

Net increase (decrease) in net assets	18,349,461	117,702,777

Net Assets
Beginning of period	747,615,732	629,912,955
End of period	$765,965,193	$747,615,732

Undistributed net investment income	$532,147	$831,519
See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2014 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good

14

faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 45% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2014 was 0.84% for the Investor Class, A Class, B Class, C Class and R Class, 0.64% for the Institutional Class and 0.49% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the six months ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

16

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2014 were $232,650,325 and $244,608,115, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		600,000,000
Sold	3,030,548	$25,920,150	8,572,597	$65,373,014
Issued in reinvestment of distributions	509,366	4,436,575	1,080,636	8,305,675
Redeemed	(4,155,741)	(35,825,635)	(10,681,224)	(81,601,170)
	(615,827)	(5,468,910)	(1,027,991)	(7,922,481)
Institutional Class/Shares Authorized	100,000,000		200,000,000
Sold	413,088	3,537,345	3,748,963	29,020,725
Issued in reinvestment of distributions	78,539	683,992	162,902	1,258,090
Redeemed	(1,515,132)	(13,069,592)	(2,390,739)	(18,331,164)
	(1,023,505)	(8,848,255)	1,521,126	11,947,651
A Class/Shares Authorized	100,000,000		100,000,000
Sold	541,427	4,643,696	1,445,959	10,972,471
Issued in reinvestment of distributions	52,249	454,852	122,765	941,752
Redeemed	(1,306,250)	(11,247,869)	(2,537,130)	(19,307,507)
	(712,574)	(6,149,321)	(968,406)	(7,393,284)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	31	272	6,995	53,300
Issued in reinvestment of distributions	188	1,636	669	5,085
Redeemed	(38,687)	(337,564)	(98,135)	(725,360)
	(38,468)	(335,656)	(90,471)	(666,975)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	57,974	497,701	132,343	1,000,238
Issued in reinvestment of distributions	1,708	14,828	4,147	31,601
Redeemed	(79,393)	(683,316)	(211,438)	(1,608,523)
	(19,711)	(170,787)	(74,948)	(576,684)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	52,036	443,536	153,911	1,163,119
Issued in reinvestment of distributions	3,179	27,663	7,467	57,118
Redeemed	(147,303)	(1,231,032)	(257,441)	(1,961,046)
	(92,088)	(759,833)	(96,063)	(740,809)
R6 Class/Shares Authorized	5,000,000		40,000,000
Sold	655,508	5,672,221	3,268	25,000
Issued in reinvestment of distributions	2,514	22,119	46	362
Redeemed	(15,000)	(132,024)	—	—
	643,022	5,562,316	3,314	25,362
Net increase (decrease)	(1,859,151)	$(16,170,446)	(733,439)	$(5,327,220)

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$752,347,124	$8,754,161	—
Temporary Cash Investments	3,808,969	1,390,943	—
	$756,156,093	$10,145,104	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$192,416	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,457)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund’s average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was 14,033,084 contracts.

The value of foreign currency risk derivative instruments as of September 30, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $192,416 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,457 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $591,058 in net realized gain (loss) on foreign

18

currency transactions and $189,907 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$546,251,470
Gross tax appreciation of investments	$222,939,245
Gross tax depreciation of investments	(2,889,518)
Net tax appreciation (depreciation) of investments	$220,049,727

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2014, the fund had accumulated short-term capital losses of $(306,971,909), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(4,894,809) and $(302,077,100) expire in 2017 and 2018, respectively.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014(3)	$8.28	0.06	0.39	0.45	(0.07)	$8.66	5.37%	0.85%(4)	1.43%(4)	31%	$595,502
2014	$6.92	0.12	1.36	1.48	(0.12)	$8.28	21.57%	0.85%	1.64%	35%	$574,367
2013	$6.09	0.12	0.83	0.95	(0.12)	$6.92	15.85%	0.87%	1.87%	33%	$487,161
2012	$5.80	0.10	0.29	0.39	(0.10)	$6.09	6.91%	0.87%	1.84%	56%	$553,916
2011	$5.24	0.08	0.56	0.64	(0.08)	$5.80	12.39%	0.87%	1.58%	38%	$629,706
2010	$3.64	0.09	1.60	1.69	(0.09)	$5.24	46.68%	0.85%	1.87%	25%	$786,992
Institutional Class
2014(3)	$8.29	0.07	0.38	0.45	(0.07)	$8.67	5.47%	0.65%(4)	1.63%(4)	31%	$76,064
2014	$6.93	0.14	1.36	1.50	(0.14)	$8.29	21.78%	0.65%	1.84%	35%	$81,195
2013	$6.10	0.13	0.83	0.96	(0.13)	$6.93	16.05%	0.67%	2.07%	33%	$57,325
2012	$5.80	0.11	0.30	0.41	(0.11)	$6.10	7.29%	0.67%	2.04%	56%	$77,706
2011	$5.24	0.09	0.56	0.65	(0.09)	$5.80	12.61%	0.67%	1.78%	38%	$230,853
2010	$3.64	0.10	1.60	1.70	(0.10)	$5.24	46.97%	0.65%	2.07%	25%	$243,190

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014(3)	$8.28	0.05	0.38	0.43	(0.05)	$8.66	5.24%	1.10%(4)	1.18%(4)	31%	$72,144
2014	$6.92	0.11	1.35	1.46	(0.10)	$8.28	21.27%	1.10%	1.39%	35%	$74,863
2013	$6.09	0.10	0.84	0.94	(0.11)	$6.92	15.57%	1.12%	1.62%	33%	$69,270
2012	$5.79	0.09	0.30	0.39	(0.09)	$6.09	6.83%	1.12%	1.59%	56%	$75,521
2011	$5.24	0.07	0.55	0.62	(0.07)	$5.79	11.92%	1.12%	1.33%	38%	$94,159
2010	$3.64	0.08	1.60	1.68	(0.08)	$5.24	46.31%	1.10%	1.62%	25%	$200,408
B Class
2014(3)	$8.31	0.02	0.38	0.40	(0.02)	$8.69	4.83%	1.85%(4)	0.43%(4)	31%	$636
2014	$6.94	0.05	1.36	1.41	(0.04)	$8.31	20.45%	1.85%	0.64%	35%	$928
2013	$6.11	0.05	0.84	0.89	(0.06)	$6.94	14.67%	1.87%	0.87%	33%	$1,404
2012	$5.81	0.05	0.29	0.34	(0.04)	$6.11	6.01%	1.87%	0.84%	56%	$2,753
2011	$5.26	0.03	0.55	0.58	(0.03)	$5.81	11.04%	1.87%	0.58%	38%	$4,743
2010	$3.65	0.04	1.61	1.65	(0.04)	$5.26	45.34%	1.85%	0.87%	25%	$5,662
C Class
2014(3)	$8.28	0.02	0.38	0.40	(0.02)	$8.66	4.85%	1.85%(4)	0.43%(4)	31%	$10,396
2014	$6.92	0.05	1.35	1.40	(0.04)	$8.28	20.36%	1.85%	0.64%	35%	$10,101
2013	$6.09	0.05	0.84	0.89	(0.06)	$6.92	14.72%	1.87%	0.87%	33%	$8,961
2012	$5.80	0.05	0.28	0.33	(0.04)	$6.09	5.85%	1.87%	0.84%	56%	$9,232
2011	$5.24	0.03	0.56	0.59	(0.03)	$5.80	11.27%	1.87%	0.58%	38%	$10,885
2010	$3.64	0.04	1.60	1.64	(0.04)	$5.24	45.19%	1.85%	0.87%	25%	$17,211

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014(3)	$8.28	0.04	0.38	0.42	(0.04)	$8.66	5.11%	1.35%(4)	0.93%(4)	31%	$5,619
2014	$6.92	0.09	1.35	1.44	(0.08)	$8.28	20.96%	1.35%	1.14%	35%	$6,135
2013	$6.10	0.08	0.83	0.91	(0.09)	$6.92	15.10%	1.37%	1.37%	33%	$5,792
2012	$5.80	0.07	0.30	0.37	(0.07)	$6.10	6.55%	1.37%	1.34%	56%	$6,454
2011	$5.24	0.05	0.56	0.61	(0.05)	$5.80	11.83%	1.37%	1.08%	38%	$7,058
2010	$3.64	0.06	1.61	1.67	(0.07)	$5.24	45.93%	1.35%	1.37%	25%	$14,699
R6 Class
2014(3)	$8.29	0.09	0.37	0.46	(0.08)	$8.67	5.55%	0.50%(4)	1.78%(4)	31%	$5,603
2014(5)	$7.65	0.10	0.65	0.75	(0.11)	$8.29	9.90%	0.50%(4)	1.98%(4)	35%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2014 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

23

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers

24

and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

25

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-83893 1411

SEMIANNUAL REPORT	SEPTEMBER 30, 2014

Market Neutral Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2014. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Mostly Positive Period for U.S. Government Bonds and Large-Cap Stocks, With Defensive Undertones

After experiencing a harsh U.S. winter, weaker-than-expected global economic conditions, and geopolitical turmoil in many regions, it’s not surprising that investors displayed defensive tendencies during this reporting period. The U.S. dollar, the U.S. Treasury market, and large-cap U.S. stocks benefited from “flight to quality” capital flows during 2014 as negative headlines emanated from some key emerging markets and the European economy. The 30-year U.S. Treasury bond was one of the top performers for the period, returning 8.74%, according to Barclays, on strong demand from institutions and non-U.S. investors, attracted by its relatively high yield compared with similar “safe haven” sovereign bond yields in other developed countries.

The S&P 500 Index advanced 6.42%, leading most other U.S. and non-U.S. equity indices. Large-cap U.S. growth stocks generally outperformed large-cap U.S. value, but both advanced, as well as relatively more defensive, more yield-oriented U.S. stock sectors such as utilities and REITs (real estate investment trusts). By contrast, small-cap stocks in the U.S. and non-U.S. developed country stocks across all capitalizations generally retreated. The Russell 2000 Index and the MSCI EAFE Index posted negative returns of -5.46% and -2.03%, respectively, in U.S. dollar terms, the latter affected in part by non-U.S. currency weakness compared with the dollar.

Global economic and geopolitical uncertainties could continue to support the relative appeal of the U.S. dollar and other U.S assets in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2014
Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Investor Class	ACVVX	1.96%(2)	1.69%(2)	3.25%(2)	10/31/11
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.01%	0.03%	0.05%	—
Institutional Class	ACVKX	2.04%(2)	1.98%(2)	3.49%(2)	10/31/11
A Class	ACVQX				10/31/11
No sales charge*		1.87%(2)	1.51%(2)	3.02%(2)
With sales charge*		-3.99%(2)	-4.29%(2)	0.95%(2)
C Class	ACVHX				10/31/11
No sales charge*		1.40%(2)	0.64%(2)	2.22%(2)
With sales charge*		0.40%(2)	0.64%(2)	2.22%(2)
R Class	ACVWX	1.68%(2)	1.22%(2)	2.76%(2)	10/31/11
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
4.42%	4.22%	4.67%	5.42%	4.92%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2014
Top Ten Long Holdings	% of net assets
iShares Russell 1000 Value Index Fund	4.92%
Unilever NV, ADR	4.43%
Royal Dutch Shell plc, Class A ADR	3.81%
HEICO Corp., Class A	3.23%
Westar Energy, Inc.	2.21%
PNC Financial Services Group, Inc. (The)	2.09%
Edison International	2.03%
Emerson Electric Co.	1.64%
United Parcel Service, Inc., Class B	1.63%
Tyson Foods, Inc. (Convertible)	1.63%

Top Ten Short Holdings	% of net assets
Utilities Select Sector SPDR Fund	(6.64)%
Unilever plc ADR	(5.33)%
iShares Russell 1000 Growth Index Fund	(4.40)%
Royal Dutch Shell plc, Class B ADR	(3.81)%
HEICO Corp.	(3.17)%
Tyson Foods, Inc., Class A	(2.67)%
Lockheed Martin Corp.	(2.62)%
JPMorgan Chase & Co.	(2.09)%
Kinder Morgan Energy Partners LP	(1.98)%
Industrial Select Sector SPDR Fund	(1.92)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	53.6%
Foreign Common Stocks*	15.6%
Exchange-Traded Funds	5.1%
Convertible Preferred Stocks	2.7%
Convertible Bonds	0.9%
Domestic Common Stocks Sold Short	(48.9)%
Foreign Common Stocks Sold Short*	(10.5)%
Exchange-Traded Funds Sold Short	(18.4)%
Temporary Cash Investments	21.6%
Other Assets and Liabilities**	78.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits with broker for securities sold short at period end.

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1) 4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,019.60	$19.80	3.91%
Investor Class (before waiver)	$1,000	$1,019.60(2)	$21.31	4.21%
Institutional Class (after waiver)	$1,000	$1,020.40	$18.79	3.71%
Institutional Class (before waiver)	$1,000	$1,020.40(2)	$20.31	4.01%
A Class (after waiver)	$1,000	$1,018.70	$21.05	4.16%
A Class (before waiver)	$1,000	$1,018.70(2)	$22.57	4.46%
C Class (after waiver)	$1,000	$1,014.00	$24.79	4.91%
C Class (before waiver)	$1,000	$1,014.00(2)	$26.30	5.21%
R Class (after waiver)	$1,000	$1,016.80	$22.30	4.41%
R Class (before waiver)	$1,000	$1,016.80(2)	$23.81	4.71%
Hypothetical
Investor Class (after waiver)	$1,000	$1,005.47	$19.66	3.91%
Investor Class (before waiver)	$1,000	$1,003.96	$21.15	4.21%
Institutional Class (after waiver)	$1,000	$1,006.47	$18.66	3.71%
Institutional Class (before waiver)	$1,000	$1,004.96	$20.15	4.01%
A Class (after waiver)	$1,000	$1,004.21	$20.90	4.16%
A Class (before waiver)	$1,000	$1,002.71	$22.39	4.46%
C Class (after waiver)	$1,000	$1,000.45	$24.62	4.91%
C Class (before waiver)	$1,000	$998.95	$26.11	5.21%
R Class (after waiver)	$1,000	$1,002.96	$22.14	4.41%
R Class (before waiver)	$1,000	$1,001.45	$23.63	4.71%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

SEPTEMBER 30, 2014 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 69.2%
Aerospace and Defense — 7.2%
BAE Systems plc ADR(1)	19,510	$598,372
Exelis, Inc.	36,270	599,906
HEICO Corp., Class A(1)	59,866	2,412,600
L-3 Communications Holdings, Inc.	2,120	252,110
Northrop Grumman Corp.	910	119,902
Raytheon Co.(1)	4,630	470,501
Rockwell Collins, Inc.(1)	3,182	249,787
Textron, Inc.(1)	18,460	664,375
Vectrus, Inc.(2)	2,328	45,472
		5,413,025
Air Freight and Logistics — 1.6%
United Parcel Service, Inc., Class B(1)	12,426	1,221,352
Airlines — 0.5%
Alaska Air Group, Inc.	9,010	392,295
Automobiles — 0.4%
Honda Motor Co. Ltd. ADR(1)	5,228	179,216
Toyota Motor Corp. ADR(1)	725	85,209
		264,425
Banks — 2.5%
PNC Financial Services Group, Inc. (The)(1)	18,239	1,560,894
Zions Bancorp.	10,210	296,702
		1,857,596
Beverages — 1.3%
PepsiCo, Inc.(1)	10,160	945,794
Building Products — 0.6%
Norcraft Cos., Inc.(1)(2)	29,349	468,117
Capital Markets — 0.5%
Franklin Resources, Inc.(1)	770	42,050
Northern Trust Corp.(1)	5,302	360,695
		402,745
Chemicals — 0.8%
Potash Corp. of Saskatchewan, Inc.(1)	16,850	582,336
Commercial Services and Supplies — 2.8%
ADT Corp. (The)(1)	17,812	631,613
Brady Corp., Class A(1)	11,281	253,146
Republic Services, Inc.(1)	30,143	1,176,180
		2,060,939
Consumer Finance — 0.4%
Synchrony Financial(2)	11,861	291,188
Containers and Packaging — 0.2%
Bemis Co., Inc.(1)	4,431	168,467

7

	Shares	Value
Diversified Telecommunication Services — 0.4%
CenturyLink, Inc.	7,660	$313,217
Electric Utilities — 5.3%
Edison International(1)	27,090	1,514,873
Westar Energy, Inc.(1)	48,418	1,652,022
Xcel Energy, Inc.(1)	25,793	784,107
		3,951,002
Electrical Equipment — 2.6%
ABB Ltd. ADR(1)	33,395	748,382
Emerson Electric Co.(1)	19,560	1,224,065
		1,972,447
Food and Staples Retailing — 0.5%
Sysco Corp.(1)	9,890	375,325
Food Products — 6.4%
Campbell Soup Co.(1)	17,420	744,357
General Mills, Inc.	7,560	381,402
Mondelez International, Inc., Class A(1)	9,360	320,720
Unilever NV ADR(1)	83,476	3,312,328
		4,758,807
Gas Utilities — 3.2%
Laclede Group, Inc. (The)(1)	12,944	600,602
ONE Gas, Inc.(1)	32,329	1,107,268
WGL Holdings, Inc.(1)	16,220	683,186
		2,391,056
Health Care Providers and Services — 2.2%
Cardinal Health, Inc.(1)	7,400	554,408
Quest Diagnostics, Inc.(1)	17,624	1,069,424
		1,623,832
Hotels, Restaurants and Leisure — 0.8%
Carnival Corp.(1)	15,483	621,952
Household Durables — 0.8%
Lennar Corp., Class B(1)	18,145	581,729
Household Products — 1.3%
Procter & Gamble Co. (The)(1)	11,527	965,271
Industrial Conglomerates — 0.9%
Koninklijke Philips Electronics NV(1)	21,100	669,081
Insurance — 4.2%
Brown & Brown, Inc.	4,210	135,352
Chubb Corp. (The)(1)	11,165	1,016,908
Crawford & Co., Class A(1)	61,158	472,140
Marsh & McLennan Cos., Inc.(1)	10,400	544,336
MetLife, Inc.(1)	15,681	842,383
Reinsurance Group of America, Inc.(1)	1,670	133,817
		3,144,936
Leisure Products — 0.3%
Arctic Cat, Inc.	5,520	192,206

8

	Shares	Value
Life Sciences Tools and Services — 1.0%
Waters Corp.(1)(2)	7,360	$729,523
Machinery — 1.4%
Oshkosh Corp.	11,710	516,996
Stanley Black & Decker, Inc.(1)	5,730	508,767
		1,025,763
Metals and Mining — 0.6%
Constellium NV, Class A(1)(2)	17,008	418,567
Multi-Utilities — 1.6%
NorthWestern Corp.	4,630	210,017
PG&E Corp.(1)	21,055	948,317
		1,158,334
Multiline Retail — 0.1%
Target Corp.	1,310	82,111
Oil, Gas and Consumable Fuels — 8.3%
Imperial Oil Ltd.(1)	13,060	616,693
Occidental Petroleum Corp.(1)	8,107	779,488
Royal Dutch Shell plc, Class A ADR(1)	37,420	2,848,785
Spectra Energy Partners LP(1)	15,764	835,334
Total SA ADR	7,720	497,554
Williams Partners LP(1)	11,880	630,234
		6,208,088
Pharmaceuticals — 1.9%
Johnson & Johnson(1)	1,699	181,097
Pfizer, Inc.(1)	20,720	612,690
Teva Pharmaceutical Industries Ltd. ADR	12,160	653,600
		1,447,387
Real Estate Investment Trusts (REITs) — 1.3%
Annaly Capital Management, Inc.(1)	11,610	123,995
Corrections Corp. of America(1)	4,548	156,269
Piedmont Office Realty Trust, Inc., Class A(1)	41,190	726,592
		1,006,856
Road and Rail — 0.9%
Heartland Express, Inc.	5,390	129,144
Union Pacific Corp.(1)	5,200	563,784
		692,928
Semiconductors and Semiconductor Equipment — 1.3%
Applied Materials, Inc.(1)	6,290	135,927
Broadcom Corp., Class A	11,480	464,022
Teradyne, Inc.(1)	21,060	408,353
		1,008,302
Specialty Retail — 0.1%
Bed Bath & Beyond, Inc.(1)(2)	1,087	71,557
Textiles, Apparel and Luxury Goods — 0.2%
Coach, Inc.	4,420	157,396

9

	Shares/Principal Amount	Value
Thrifts and Mortgage Finance — 0.8%
Capitol Federal Financial, Inc.(1)	51,790	$612,158
Trading Companies and Distributors — 0.7%
Rush Enterprises, Inc., Class B(1)(2)	16,764	501,411
Wireless Telecommunication Services — 1.3%
Rogers Communications, Inc., Class B	6,840	255,953
Telephone & Data Systems, Inc.(1)	28,771	689,353
		945,306
TOTAL COMMON STOCKS (Cost $48,011,435)		51,694,827
EXCHANGE-TRADED FUNDS — 5.1%
iShares Russell 1000 Value Index Fund(1)	36,740	3,677,307
Market Vectors Gold Miners(1)	6,770	144,539
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,329,344)		3,821,846
CONVERTIBLE PREFERRED STOCKS — 2.7%
Food Products — 1.6%
Tyson Foods, Inc., 4.75%, 7/15/17(1)	24,152	1,216,295
Metals and Mining — 1.1%
Alcoa, Inc., 5.375%, 10/1/17	15,245	760,725
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,969,518)		1,977,020
CONVERTIBLE BONDS — 0.9%
Capital Markets — 0.8%
Janus Capital Group, Inc., 0.75%, 7/15/18	$429,000	607,035
Paper and Forest Products — 0.1%
Rayonier TRS Holdings, Inc., 4.50%, 8/15/15(1)	64,000	85,760
TOTAL CONVERTIBLE BONDS (Cost $704,657)		692,795
TEMPORARY CASH INVESTMENTS — 21.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25% - 3.125%, 11/30/15 - 5/15/19, valued at $2,448,493), in a joint trading account at 0.00%, dated 9/30/14, due 10/1/14 (Delivery value $2,399,420)		2,399,420
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.375%, 8/31/15, valued at $1,959,512), in a joint trading account at 0.01%, dated 9/30/14, due 10/1/14 (Delivery value $1,919,537)		1,919,536
SSgA U.S. Government Money Market Fund, Class N	11,827,057	11,827,057
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,146,013)		16,146,013
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 99.5% (Cost $70,160,967)		74,332,501
SECURITIES SOLD SHORT — (77.8)%
COMMON STOCKS SOLD SHORT — (59.4)%
Aerospace and Defense — (6.1)%
HEICO Corp.	(50,655)	(2,365,588)
Honeywell International, Inc.	(2,690)	(250,493)
Lockheed Martin Corp.	(10,709)	(1,957,391)
		(4,573,472)

10

	Shares	Value
Air Freight and Logistics — (1.1)%
FedEx Corp.	(4,950)	$(799,178)
Airlines — (0.5)%
Southwest Airlines Co.	(11,850)	(400,175)
Automobiles — (0.3)%
General Motors Co.	(8,290)	(264,783)
Banks — (2.1)%
JPMorgan Chase & Co.	(25,920)	(1,561,421)
Beverages — (1.3)%
Coca-Cola Co. (The)	(22,335)	(952,811)
Biotechnology — (0.2)%
Amgen, Inc.	(981)	(137,791)
Capital Markets — (1.3)%
BlackRock, Inc.	(130)	(42,682)
Janus Capital Group, Inc.	(41,870)	(608,790)
State Street Corp.	(4,920)	(362,161)
		(1,013,633)
Commercial Services and Supplies — (1.6)%
Waste Management, Inc.	(24,680)	(1,173,040)
Consumer Finance — (0.4)%
American Express Co.	(3,350)	(293,259)
Diversified Financial Services — (0.4)%
Berkshire Hathaway, Inc., Class B	(2,144)	(296,172)
Diversified Telecommunication Services — (0.8)%
BCE, Inc.	(6,030)	(257,843)
Windstream Holdings, Inc.	(29,260)	(315,423)
		(573,266)
Electric Utilities — (2.9)%
American Electric Power Co., Inc.	(18,060)	(942,913)
Duke Energy Corp.	(16,357)	(1,223,013)
		(2,165,926)
Electrical Equipment — (0.5)%
Eaton Corp. plc	(5,490)	(347,901)
Food Products — (8.0)%
Tyson Foods, Inc., Class A	(50,746)	(1,997,870)
Unilever plc ADR	(95,109)	(3,985,067)
		(5,982,937)
Health Care Providers and Services — (2.2)%
AmerisourceBergen Corp.	(7,250)	(560,425)
Laboratory Corp. of America Holdings	(10,479)	(1,066,238)
		(1,626,663)
Hotels, Restaurants and Leisure — (1.3)%
McDonald's Corp.	(3,910)	(370,707)
Royal Caribbean Cruises Ltd.	(9,435)	(634,881)
		(1,005,588)
Household Durables — (0.8)%
Lennar Corp., Class A	(14,990)	(582,062)

11

	Shares	Value
Household Products — (0.9)%
Kimberly-Clark Corp.	(6,397)	$(688,125)
Insurance — (3.8)%
Aon plc	(7,730)	(677,689)
Crawford & Co., Class B	(55,220)	(455,565)
Prudential Financial, Inc.	(10,913)	(959,689)
Travelers Cos., Inc. (The)	(7,670)	(720,520)
		(2,813,463)
Life Sciences Tools and Services — (1.0)%
Thermo Fisher Scientific, Inc.	(6,022)	(732,877)
Machinery — (4.9)%
Caterpillar, Inc.	(11,989)	(1,187,271)
Deere & Co.	(15,235)	(1,249,118)
Parker-Hannifin Corp.	(6,310)	(720,286)
Snap-on, Inc.	(4,190)	(507,325)
		(3,664,000)
Metals and Mining — (0.8)%
BHP Billiton Ltd. ADR	(1,260)	(74,189)
Freeport-McMoRan, Inc.	(15,090)	(492,688)
		(566,877)
Multi-Utilities — (0.5)%
Wisconsin Energy Corp.	(8,750)	(376,250)
Multiline Retail — (0.2)%
Kohl's Corp.	(1,360)	(83,001)
Macy's, Inc.	(1,287)	(74,878)
		(157,879)
Oil, Gas and Consumable Fuels — (8.3)%
Chevron Corp.	(4,140)	(493,985)
ConocoPhillips	(10,243)	(783,794)
Exxon Mobil Corp.	(6,480)	(609,444)
Kinder Morgan Energy Partners LP	(15,830)	(1,476,622)
Royal Dutch Shell plc, Class B ADR	(36,004)	(2,848,637)
		(6,212,482)
Paper and Forest Products — (0.2)%
International Paper Co.	(3,487)	(166,469)
Pharmaceuticals — (1.7)%
Merck & Co., Inc.	(10,430)	(618,290)
Valeant Pharmaceuticals International, Inc.	(5,030)	(659,936)
		(1,278,226)
Real Estate Investment Trusts (REITs) — (1.1)%
Boston Properties, Inc.	(6,310)	(730,446)
Rayonier, Inc.	(2,897)	(90,212)
		(820,658)
Road and Rail — (1.5)%
CSX Corp.	(12,865)	(412,452)
Norfolk Southern Corp.	(5,070)	(565,812)

12

	Shares	Value
Werner Enterprises, Inc.	(5,130)	$(129,276)
		(1,107,540)
Technology Hardware, Storage and Peripherals — (0.2)%
Hewlett-Packard Co.	(3,860)	(136,914)
Textiles, Apparel and Luxury Goods — (0.2)%
Michael Kors Holdings Ltd.	(2,180)	(155,630)
Thrifts and Mortgage Finance — (0.8)%
People's United Financial, Inc.	(41,840)	(605,425)
Trading Companies and Distributors — (0.6)%
Rush Enterprises, Inc., Class A	(14,570)	(487,367)
Wireless Telecommunication Services — (0.9)%
United States Cellular Corp.	(19,564)	(694,131)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $43,245,472)		(44,414,391)
EXCHANGE-TRADED FUNDS SOLD SHORT — (18.4)%
Consumer Discretionary Select Sector SPDR Fund	(13,070)	(871,638)
Consumer Staples Select Sector SPDR Fund	(6,410)	(289,155)
Financial Select Sector SPDR Fund	(12,920)	(299,356)
Industrial Select Sector SPDR Fund	(26,983)	(1,434,147)
iShares Dow Jones US Medical Devices Index Fund	(448)	(44,531)
iShares PHLX Semiconductor ETF	(9,880)	(858,078)
iShares Russell 1000 Growth Index Fund	(35,871)	(3,286,860)
iShares U.S. Basic Materials ETF	(7,090)	(610,236)
SPDR Gold Shares	(1,240)	(144,100)
SPDR S&P Homebuilders ETF	(15,480)	(458,053)
Utilities Select Sector SPDR Fund	(117,895)	(4,962,201)
Vanguard REIT ETF	(6,703)	(481,611)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $13,412,133)		(13,739,966)
TOTAL SECURITIES SOLD SHORT — (77.8)% (Proceeds $56,657,605)		(58,154,357)
OTHER ASSETS AND LIABILITIES(3) — 78.3%		58,529,581
TOTAL NET ASSETS — 100.0%		$74,707,725

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	564,324	CAD	625,742	JPMorgan Chase Bank N.A.	10/31/14	$6,000
USD	685,466	CHF	643,653	Credit Suisse AG	10/31/14	11,112
EUR	74,132	USD	94,831	UBS AG	10/31/14	(1,181)
USD	3,856,583	EUR	3,000,198	UBS AG	10/31/14	66,475
USD	257,624	EUR	203,152	UBS AG	10/31/14	984
USD	97,643	EUR	76,928	UBS AG	10/31/14	460
USD	260,300	JPY	28,336,742	Credit Suisse AG	10/31/14	1,879
						$85,729

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $39,325,467.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

SEPTEMBER 30, 2014 (UNAUDITED)
Assets
Investment securities, at value (cost of $70,160,967)	$74,332,501
Deposits with broker for securities sold short	58,441,369
Receivable for investments sold	3,584,719
Receivable for capital shares sold	90,761
Unrealized appreciation on forward foreign currency exchange contracts	86,910
Dividends and interest receivable	100,320
136,636,580

Liabilities
Securities sold short, at value (proceeds of $56,657,605)	58,154,357
Payable for investments purchased	3,589,384
Payable for capital shares redeemed	31,723
Unrealized depreciation on forward foreign currency exchange contracts	1,181
Accrued management fees	95,207
Distribution and service fees payable	8,736
Dividend expense payable on securities sold short	48,267
61,928,855

Net Assets	$74,707,725

Net Assets Consist of:
Capital (par value and paid-in surplus)	$74,223,951
Accumulated net investment loss	(757,065)
Accumulated net realized loss	(1,519,651)
Net unrealized appreciation	2,760,490
$74,707,725

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$47,260,500	4,535,483	$10.42
Institutional Class, $0.01 Par Value	$5,647,641	538,551	$10.49
A Class, $0.01 Par Value	$13,931,523	1,346,218	$10.35*
C Class, $0.01 Par Value	$7,431,737	734,875	$10.11
R Class, $0.01 Par Value	$436,324	42,496	$10.27
*Maximum offering price $10.98 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $29,144)	$717,348
Interest	3,862
721,210

Expenses:
Dividend expense on securities sold short	732,424
Broker fees and charges on securities sold short	107,521
Management fees	685,874
Distribution and service fees:
A Class	13,700
C Class	35,768
R Class	1,082
Directors' fees and expenses	1,261
Other expenses	13
1,577,643
Fees waived	(109,079)
1,468,564

Net investment income (loss)	(747,354)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,882,565
Securities sold short transactions	(3,781,406)
Foreign currency transactions	298,605
399,764

Change in net unrealized appreciation (depreciation) on:
Investments	(1,141,480)
Securities sold short	2,732,279
Translation of assets and liabilities in foreign currencies	83,756
1,674,555

Net realized and unrealized gain (loss)	2,074,319

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,326,965

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED) AND YEAR ENDED MARCH 31, 2014
Increase (Decrease) in Net Assets	September 30, 2014	March 31, 2014
Operations
Net investment income (loss)	$(747,354)	$(203,446)
Net realized gain (loss)	399,764	(451,348)
Change in net unrealized appreciation (depreciation)	1,674,555	893,004
Net increase (decrease) in net assets resulting from operations	1,326,965	238,210

Distributions to Shareholders
From net realized gains:
Investor Class	—	(782,602)
Institutional Class	—	(42,231)
A Class	—	(193,962)
C Class	—	(106,904)
R Class	—	(8,353)
Decrease in net assets from distributions	—	(1,134,052)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,909,002)	64,749,898

Net increase (decrease) in net assets	(1,582,037)	63,854,056

Net Assets
Beginning of period	76,289,762	12,435,706
End of period	$74,707,725	$76,289,762

Accumulated net investment loss	$(757,065)	$(9,711)

See Notes to Financial Statements.

17

Notes to Financial Statements

SEPTEMBER 30, 2014 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

18

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security.  Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

19

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. During the six months ended September 30, 2014, the investment advisor voluntarily agreed to waive 0.30% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2014 was $73,815, $7,445, $16,440, $10,730 and $649 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the six months ended September 30, 2014 was 1.60% for the Investor Class, A Class, C Class and R Class and 1.40% for the Institutional Class.

20

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the six months ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the six months ended September 30, 2014 were $112,097,240 and $113,616,657, respectively.

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	589,478	$6,078,275	4,886,464	$50,619,324
Issued in reinvestment of distributions	—	—	72,775	740,120
Redeemed	(913,597)	(9,437,120)	(901,252)	(9,271,962)
	(324,119)	(3,358,845)	4,057,987	42,087,482
Institutional Class/Shares Authorized	5,000,000		5,000,000
Sold	228,829	2,382,737	533,027	5,520,111
Issued in reinvestment of distributions	—	—	4,132	42,231
Redeemed	(246,385)	(2,540,970)	(22,375)	(230,568)
	(17,556)	(158,233)	514,784	5,331,774
A Class/Shares Authorized	5,000,000		5,000,000
Sold	596,387	6,159,511	1,602,009	16,420,288
Issued in reinvestment of distributions	—	—	19,126	193,552
Redeemed	(592,392)	(6,038,934)	(500,696)	(5,127,461)
	3,995	120,577	1,120,439	11,486,379
C Class/Shares Authorized	5,000,000		5,000,000
Sold	188,101	1,886,379	667,229	6,756,372
Issued in reinvestment of distributions	—	—	10,612	105,591
Redeemed	(139,825)	(1,401,130)	(101,217)	(1,027,179)
	48,276	485,249	576,624	5,834,784
R Class/Shares Authorized	5,000,000		5,000,000
Sold	221	2,250	111	1,126
Issued in reinvestment of distributions	—	—	831	8,353
	221	2,250	942	9,479
Net increase (decrease)	(289,183)	$(2,909,002)	6,270,776	$64,749,898

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$51,694,827	—	—
Exchange-Traded Funds	3,821,846	—	—
Convertible Preferred Stocks	—	$1,977,020	—
Convertible Bonds	—	692,795	—
Temporary Cash Investments	11,827,057	4,318,956	—
	$67,343,730	$6,988,771	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$86,910	—

Liabilities
Securities Sold Short
Common Stocks	$(44,414,391)	—	—
Exchange-Traded Funds	(13,739,966)	—	—
	$(58,154,357)	—	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,181)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on

22

foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was 5,184,828 contracts.

The value of foreign currency risk derivative instruments as of September 30, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $86,910 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,181 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $298,561 in net realized gain (loss) on foreign currency transactions and $83,778 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$71,055,200
Gross tax appreciation of investments	$3,596,481
Gross tax depreciation of investments	(319,180)
Net tax appreciation (depreciation) of investments	3,277,301
Net tax appreciation (depreciation) on securities sold short	(4,070,001)
Net tax appreciation (depreciation)	$(792,700)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014(4)	$10.22	(0.10)	0.30	0.20	—	$10.42	1.96%	3.91%(5)	4.21%(5)	1.60%(5)	(1.93)%(5)	(2.23)%(5)	189%	$47,261
2014	$10.25	(0.04)	0.21	0.17	(0.20)	$10.22	1.69%	4.09%	4.39%	1.60%	(0.35)%	(0.65)%	521%	$49,665
2013	$10.32	(0.25)	0.52	0.27	(0.34)	$10.25	2.61%	4.74%	5.04%	1.60%	(2.46)%	(2.76)%	588%	$8,214
2012(6)	$10.00	(0.11)	0.43	0.32	—	$10.32	3.20%	4.92%(5)	5.22%(5)	1.61%(5)	(2.49)%(5)	(2.79)%(5)	292%	$3,118
Institutional Class
2014(4)	$10.28	(0.09)	0.30	0.21	—	$10.49	2.04%	3.71%(5)	4.01%(5)	1.40%(5)	(1.73)%(5)	(2.03)%(5)	189%	$5,648
2014	$10.28	0.11	0.09	0.20	(0.20)	$10.28	1.98%	3.89%	4.19%	1.40%	(0.15)%	(0.45)%	521%	$5,714
2013	$10.33	(0.24)	0.53	0.29	(0.34)	$10.28	2.81%	4.54%	4.84%	1.40%	(2.26)%	(2.56)%	588%	$425
2012(6)	$10.00	(0.09)	0.42	0.33	—	$10.33	3.30%	4.72%(5)	5.02%(5)	1.41%(5)	(2.29)%(5)	(2.59)%(5)	292%	$413
A Class
2014(4)	$10.16	(0.11)	0.30	0.19	—	$10.35	1.87%	4.16%(5)	4.46%(5)	1.85%(5)	(2.18)%(5)	(2.48)%(5)	189%	$13,932
2014	$10.21	(0.07)	0.22	0.15	(0.20)	$10.16	1.50%	4.34%	4.64%	1.85%	(0.60)%	(0.90)%	521%	$13,640
2013	$10.31	(0.28)	0.52	0.24	(0.34)	$10.21	2.32%	4.99%	5.29%	1.85%	(2.71)%	(3.01)%	588%	$2,265
2012(6)	$10.00	(0.11)	0.42	0.31	—	$10.31	3.10%	5.17%(5)	5.47%(5)	1.86%(5)	(2.74)%(5)	(3.04)%(5)	292%	$432

24

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014(4)	$9.97	(0.15)	0.29	0.14	—	$10.11	1.40%	4.91%(5)	5.21%(5)	2.60%(5)	(2.93)%(5)	(3.23)%(5)	189%	$7,432
2014	$10.10	(0.14)	0.21	0.07	(0.20)	$9.97	0.72%	5.09%	5.39%	2.60%	(1.35)%	(1.65)%	521%	$6,844
2013	$10.28	(0.35)	0.51	0.16	(0.34)	$10.10	1.54%	5.74%	6.04%	2.60%	(3.46)%	(3.76)%	588%	$1,111
2012(6)	$10.00	(0.14)	0.42	0.28	—	$10.28	2.80%	5.92%(5)	6.22%(5)	2.61%(5)	(3.49)%(5)	(3.79)%(5)	292%	$411
R Class
2014(4)	$10.10	(0.12)	0.29	0.17	—	$10.27	1.68%	4.41%(5)	4.71%(5)	2.10%(5)	(2.43)%(5)	(2.73)%(5)	189%	$436
2014	$10.17	(0.18)	0.31	0.13	(0.20)	$10.10	1.21%	4.59%	4.89%	2.10%	(0.85)%	(1.15)%	521%	$427
2013	$10.30	(0.31)	0.52	0.21	(0.34)	$10.17	2.13%	5.24%	5.54%	2.10%	(2.96)%	(3.26)%	588%	$421
2012(6)	$10.00	(0.12)	0.42	0.30	—	$10.30	3.00%	5.42%(5)	5.72%(5)	2.11%(5)	(2.99)%(5)	(3.29)%(5)	292%	$412

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Six months ended September 30, 2014 (unaudited).

(5)	Annualized.

(6)	October 31, 2011 (fund inception) through March 31, 2012.

See Notes to Financial Statements.

25

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

26

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

27

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

28

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-83894 1411

SEMIANNUAL REPORT	SEPTEMBER 30, 2014

Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2014. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Mostly Positive Period for U.S. Government Bonds and Large-Cap Stocks, With Defensive Undertones

After experiencing a harsh U.S. winter, weaker-than-expected global economic conditions, and geopolitical turmoil in many regions, it’s not surprising that investors displayed defensive tendencies during this reporting period. The U.S. dollar, the U.S. Treasury market, and large-cap U.S. stocks benefited from “flight to quality” capital flows during 2014 as negative headlines emanated from some key emerging markets and the European economy. The 30-year U.S. Treasury bond was one of the top performers for the period, returning 8.74%, according to Barclays, on strong demand from institutions and non-U.S. investors, attracted by its relatively high yield compared with similar “safe haven” sovereign bond yields in other developed countries.

The S&P 500 Index advanced 6.42%, leading most other U.S. and non-U.S. equity indices. Large-cap U.S. growth stocks generally outperformed large-cap U.S. value, but both advanced, as well as relatively more defensive, more yield-oriented U.S. stock sectors such as utilities and REITs (real estate investment trusts). By contrast, small-cap stocks in the U.S. and non-U.S. developed country stocks across all capitalizations generally retreated. The Russell 2000 Index and the MSCI EAFE Index posted negative returns of -5.46% and -2.03%, respectively, in U.S. dollar terms, the latter affected in part by non-U.S. currency weakness compared with the dollar.

Global economic and geopolitical uncertainties could continue to support the relative appeal of the U.S. dollar and other U.S assets in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2014
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 Years	Since Inception	Inception Date
Investor Class	ACMVX	5.02%	17.80%	16.05%	11.01%	10.75%	3/31/04
Russell Midcap Value Index	—	2.83%	17.46%	17.23%	10.16%	10.06%	—
Institutional Class	AVUAX	5.12%	18.10%	16.29%	11.24%	11.25%	8/2/04
A Class(2)	ACLAX						1/13/05
No sales charge*		4.95%	17.57%	15.77%	—	9.99%
With sales charge*		-1.10%	10.80%	14.41%	—	9.33%
C Class	ACCLX						3/1/10
No sales charge*		4.52%	16.64%	—	—	14.11%
With sales charge*		3.52%	16.64%	—	—	14.11%
R Class	AMVRX	4.77%	17.21%	15.47%	—	8.97%	7/29/05
R6 Class	AMDVX	5.20%	18.20%	—	—	14.91%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2014
Top Ten Holdings	% of net assets
iShares Russell Midcap Value Index Fund	3.4%
Northern Trust Corp.	2.8%
Republic Services, Inc.	2.7%
Imperial Oil Ltd.	2.4%
Sysco Corp.	1.6%
Koninklijke Philips Electronics NV	1.6%
ADT Corp. (The)	1.5%
Apache Corp.	1.4%
Laclede Group, Inc. (The)	1.4%
Western Digital Corp.	1.3%

Top Five Industries	% of net assets
Banks	7.8%
Insurance	7.6%
Oil, Gas and Consumable Fuels	6.2%
Electric Utilities	5.7%
Commercial Services and Supplies	5.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.6%
Foreign Common Stocks*	7.0%
Exchange-Traded Funds	3.4%
Total Equity Exposure	97.0%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	1.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1) 4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,050.20	$5.14	1.00%
Investor Class (before waiver)	$1,000	$1,050.20(2)	$5.14	1.00%
Institutional Class (after waiver)	$1,000	$1,051.20	$4.11	0.80%
Institutional Class (before waiver)	$1,000	$1,051.20(2)	$4.11	0.80%
A Class (after waiver)	$1,000	$1,049.50	$6.42	1.25%
A Class (before waiver)	$1,000	$1,049.50(2)	$6.42	1.25%
C Class (after waiver)	$1,000	$1,045.20	$10.25	2.00%
C Class (before waiver)	$1,000	$1,045.20(2)	$10.25	2.00%
R Class (after waiver)	$1,000	$1,047.70	$7.70	1.50%
R Class (before waiver)	$1,000	$1,047.70(2)	$7.70	1.50%
R6 Class (after waiver)	$1,000	$1,052.00	$3.34	0.65%
R6 Class (before waiver)	$1,000	$1,052.00(2)	$3.34	0.65%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.06	$5.06	1.00%
Investor Class (before waiver)	$1,000	$1,020.06	$5.06	1.00%
Institutional Class (after waiver)	$1,000	$1,021.06	$4.05	0.80%
Institutional Class (before waiver)	$1,000	$1,021.06	$4.05	0.80%
A Class (after waiver)	$1,000	$1,018.80	$6.33	1.25%
A Class (before waiver)	$1,000	$1,018.80	$6.33	1.25%
C Class (after waiver)	$1,000	$1,015.04	$10.10	2.00%
C Class (before waiver)	$1,000	$1,015.04	$10.10	2.00%
R Class (after waiver)	$1,000	$1,017.55	$7.59	1.50%
R Class (before waiver)	$1,000	$1,017.55	$7.59	1.50%
R6 Class (after waiver)	$1,000	$1,021.81	$3.29	0.65%
R6 Class (before waiver)	$1,000	$1,021.81	$3.29	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

SEPTEMBER 30, 2014 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 93.6%
Aerospace and Defense — 3.4%
BAE Systems plc	5,583,648	$42,679,859
Exelis, Inc.	2,313,445	38,264,380
L-3 Communications Holdings, Inc.	152,390	18,122,219
Raytheon Co.	218,723	22,226,631
Rockwell Collins, Inc.	296,638	23,286,083
Textron, Inc.	1,083,749	39,004,127
Vectrus, Inc.(1)	121,233	2,367,689
		185,950,988
Banks — 7.8%
Bank of Hawaii Corp.	493,292	28,023,918
BB&T Corp.	730,473	27,180,900
BOK Financial Corp.	417,733	27,770,890
Comerica, Inc.	349,714	17,436,740
Commerce Bancshares, Inc.	1,575,989	70,360,029
Cullen/Frost Bankers, Inc.	448,084	34,282,907
M&T Bank Corp.	579,868	71,491,926
PNC Financial Services Group, Inc. (The)	752,479	64,397,153
SunTrust Banks, Inc.	944,932	35,935,764
Westamerica Bancorp.	955,049	44,428,879
		421,309,106
Capital Markets — 5.4%
Franklin Resources, Inc.	599,843	32,757,426
LPL Financial Holdings, Inc.	880,752	40,558,629
Northern Trust Corp.	2,192,424	149,150,605
State Street Corp.	556,465	40,961,389
T. Rowe Price Group, Inc.	347,148	27,216,403
		290,644,452
Commercial Services and Supplies — 5.4%
ADT Corp. (The)	2,315,747	82,116,389
Republic Services, Inc.	3,783,453	147,630,336
Tyco International Ltd.	903,211	40,256,114
Waste Management, Inc.	449,934	21,385,363
		291,388,202
Communications Equipment — 0.3%
Harris Corp.	242,669	16,113,222
Containers and Packaging — 1.2%
Bemis Co., Inc.	963,577	36,635,198
Sonoco Products Co.	679,936	26,714,685
		63,349,883

7

	Shares	Value
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.	1,082,605	$44,267,718
Electric Utilities — 5.7%
Edison International	1,122,748	62,784,068
Great Plains Energy, Inc.	2,397,047	57,936,626
Northeast Utilities	284,517	12,604,103
Southern Co. (The)	1,029,492	44,937,326
Westar Energy, Inc.	1,965,651	67,068,012
Xcel Energy, Inc.	1,985,010	60,344,304
		305,674,439
Electrical Equipment — 1.0%
Emerson Electric Co.	875,441	54,785,098
Electronic Equipment, Instruments and Components — 0.7%
TE Connectivity Ltd.	734,778	40,625,876
Energy Equipment and Services — 0.5%
Cameron International Corp.(1)	389,583	25,860,519
Food and Staples Retailing — 1.6%
Sysco Corp.	2,289,228	86,876,203
Food Products — 5.4%
Campbell Soup Co.	669,643	28,613,845
ConAgra Foods, Inc.	2,147,808	70,963,576
Danone SA	370,286	24,787,565
General Mills, Inc.	700,326	35,331,447
J.M. Smucker Co. (The)	435,183	43,078,765
Kellogg Co.	462,871	28,512,854
Kraft Foods Group, Inc.	515,173	29,055,757
Mondelez International, Inc., Class A	870,358	29,822,817
		290,166,626
Gas Utilities — 2.5%
Atmos Energy Corp.	723,630	34,517,151
Laclede Group, Inc. (The)	1,582,095	73,409,208
WGL Holdings, Inc.	612,931	25,816,654
		133,743,013
Health Care Equipment and Supplies — 4.2%
Boston Scientific Corp.(1)	2,462,057	29,076,893
CareFusion Corp.(1)	1,601,482	72,467,061
Medtronic, Inc.	866,556	53,683,144
Stryker Corp.	506,091	40,866,848
Zimmer Holdings, Inc.	283,852	28,541,319
		224,635,265
Health Care Providers and Services — 5.4%
Cardinal Health, Inc.	639,644	47,922,129
Cigna Corp.	292,999	26,572,079
Humana, Inc.	280,698	36,572,142
LifePoint Hospitals, Inc.(1)	947,038	65,525,559
Patterson Cos., Inc.	987,840	40,926,211

8

	Shares	Value
Quest Diagnostics, Inc.	1,195,232	$72,526,678
		290,044,798
Hotels, Restaurants and Leisure — 1.4%
Carnival Corp.	1,017,337	40,866,427
International Game Technology	2,155,793	36,368,228
		77,234,655
Industrial Conglomerates — 1.6%
Koninklijke Philips Electronics NV	2,654,034	84,692,800
Insurance — 7.6%
ACE Ltd.	515,696	54,081,039
Aflac, Inc.	455,065	26,507,536
Allstate Corp. (The)	450,231	27,630,676
Arthur J Gallagher & Co.	564,085	25,586,896
Brown & Brown, Inc.	877,546	28,213,104
Chubb Corp. (The)	490,963	44,716,910
HCC Insurance Holdings, Inc.	1,102,709	53,249,818
MetLife, Inc.	492,824	26,474,505
Reinsurance Group of America, Inc.	667,975	53,524,837
Travelers Cos., Inc. (The)	403,258	37,882,057
Unum Group	1,036,463	35,633,598
		413,500,976
IT Services — 0.6%
Fidelity National Information Services, Inc.	625,370	35,208,331
Life Sciences Tools and Services — 1.5%
Agilent Technologies, Inc.	518,093	29,520,939
Bio-Rad Laboratories, Inc., Class A(1)	221,169	25,080,565
Waters Corp.(1)	260,853	25,855,749
		80,457,253
Machinery — 0.7%
Oshkosh Corp.	644,421	28,451,187
Stanley Black & Decker, Inc.	133,295	11,835,263
		40,286,450
Media — 0.5%
Markit Ltd.(1)	1,147,126	26,785,392
Metals and Mining — 2.2%
Constellium NV, Class A(1)	2,186,500	53,809,765
Newmont Mining Corp.	871,857	20,096,304
Nucor Corp.	802,519	43,560,731
		117,466,800
Multi-Utilities — 3.0%
Ameren Corp.	623,421	23,895,727
Consolidated Edison, Inc.	1,071,870	60,732,154
NorthWestern Corp.	532,173	24,139,368
PG&E Corp.	1,208,280	54,420,931
		163,188,180

9

	Shares	Value
Multiline Retail — 1.0%
Target Corp.	859,873	$53,896,840
Oil, Gas and Consumable Fuels — 6.2%
Apache Corp.	827,634	77,690,004
Devon Energy Corp.	608,141	41,463,053
Imperial Oil Ltd.	2,746,495	129,753,159
Murphy Oil Corp.	326,076	18,556,985
Southwestern Energy Co.(1)	1,252,248	43,766,068
Williams Partners LP	481,124	25,523,628
		336,752,897
Pharmaceuticals — 0.7%
Hospira, Inc.(1)	742,483	38,631,390
Real Estate Investment Trusts (REITs) — 3.7%
Annaly Capital Management, Inc.	1,675,563	17,895,013
Capstead Mortgage Corp.	852,961	10,440,243
Corrections Corp. of America	1,790,510	61,521,923
Empire State Realty Trust, Inc.	1,669,347	25,073,592
Piedmont Office Realty Trust, Inc., Class A	3,374,461	59,525,492
Weyerhaeuser Co.	848,114	27,020,912
		201,477,175
Road and Rail — 0.9%
Heartland Express, Inc.	633,522	15,179,187
Werner Enterprises, Inc.	1,426,597	35,950,244
		51,129,431
Semiconductors and Semiconductor Equipment — 4.6%
Applied Materials, Inc.	2,383,045	51,497,602
KLA-Tencor Corp.	250,511	19,735,257
Lam Research Corp.	605,317	45,217,180
Maxim Integrated Products, Inc.	961,391	29,072,464
Microchip Technology, Inc.	414,938	19,597,522
MKS Instruments, Inc.	487,419	16,270,046
Teradyne, Inc.	3,349,264	64,942,229
		246,332,300
Specialty Retail — 2.1%
Bed Bath & Beyond, Inc.(1)	238,734	15,715,859
CST Brands, Inc.	742,071	26,677,453
Lowe's Cos., Inc.	1,345,114	71,183,433
		113,576,745
Technology Hardware, Storage and Peripherals — 2.0%
SanDisk Corp.	380,154	37,236,084
Western Digital Corp.	747,735	72,769,570
		110,005,654
Textiles, Apparel and Luxury Goods — 0.2%
Coach, Inc.	283,975	10,112,350

10

	Shares	Value
Thrifts and Mortgage Finance — 1.1%
Capitol Federal Financial, Inc.	1,018,561	$12,039,391
People's United Financial, Inc.	3,216,304	46,539,919
		58,579,310
Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B	967,424	36,210,915
TOTAL COMMON STOCKS (Cost $4,293,190,526)		5,060,961,252
EXCHANGE-TRADED FUNDS — 3.4%
iShares Russell Midcap Value Index Fund (Cost $171,340,089)	2,592,650	181,485,500
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25% - 3.125%, 11/30/15 - 5/15/19, valued at $25,604,157), in a joint trading account at 0.00%, dated 9/30/14, due 10/1/14 (Delivery value $25,090,994)		25,090,994
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.375%, 8/31/15, valued at $20,490,830), in a joint trading account at 0.01%, dated 9/30/14, due 10/1/14 (Delivery value $20,072,802)		20,072,796
SSgA U.S. Government Money Market Fund, Class N	47,694,662	47,694,662
TOTAL TEMPORARY CASH INVESTMENTS (Cost $92,858,452)		92,858,452
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $4,557,389,067)		5,335,305,204
OTHER ASSETS AND LIABILITIES — 1.3%		69,057,171
TOTAL NET ASSETS — 100.0%		$5,404,362,375

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	142,965,291	CAD	158,524,918	JPMorgan Chase Bank N.A.	10/31/14	$1,519,903
EUR	1,811,380	USD	2,297,066	UBS AG	10/31/14	(8,774)
USD	92,367,212	EUR	71,856,327	UBS AG	10/31/14	1,592,114
USD	3,319,234	EUR	2,602,668	UBS AG	10/31/14	31,320
GBP	811,198	USD	1,325,607	Credit Suisse AG	10/31/14	(10,865)
USD	37,560,587	GBP	22,961,250	Credit Suisse AG	10/31/14	346,317
						$3,470,015

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2014 (UNAUDITED)
Assets
Investment securities, at value (cost of $4,557,389,067)	$5,335,305,204
Cash	76,007,066
Receivable for investments sold	10,509,077
Receivable for capital shares sold	4,077,174
Unrealized appreciation on forward foreign currency exchange contracts	3,489,654
Dividends and interest receivable	10,164,112
5,439,552,287

Liabilities
Payable for investments purchased	24,460,801
Payable for capital shares redeemed	6,112,387
Unrealized depreciation on forward foreign currency exchange contracts	19,639
Accrued management fees	4,322,149
Distribution and service fees payable	274,936
35,189,912

Net Assets	$5,404,362,375

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,124,358,472
Undistributed net investment income	5,730,803
Undistributed net realized gain	492,901,047
Net unrealized appreciation	781,372,053
$5,404,362,375

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,399,816,903	199,382,583	$17.05
Institutional Class, $0.01 Par Value	$907,899,906	53,226,091	$17.06
A Class, $0.01 Par Value	$809,223,505	47,500,808	$17.04*
C Class, $0.01 Par Value	$64,333,956	3,792,830	$16.96
R Class, $0.01 Par Value	$120,720,398	7,095,981	$17.01
R6 Class, $0.01 Par Value	$102,367,707	6,002,373	$17.05
* Maximum offering price $18.08 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $627,803)	$62,085,141
Interest	7,784
62,092,925

Expenses:
Management fees	25,513,902
Distribution and service fees:
A Class	1,032,680
C Class	313,197
R Class	295,511
Directors' fees and expenses	91,975
27,247,265
Fees waived	(34,418)
27,212,847

Net investment income (loss)	34,880,078

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	318,937,857
Foreign currency transactions	4,776,600
323,714,457

Change in net unrealized appreciation (depreciation) on:
Investments	(109,292,448)
Translation of assets and liabilities in foreign currencies	4,986,868
(104,305,580)

Net realized and unrealized gain (loss)	219,408,877

Net Increase (Decrease) in Net Assets Resulting from Operations	$254,288,955

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED) AND YEAR ENDED MARCH 31, 2014
Increase (Decrease) in Net Assets	September 30, 2014	March 31, 2014
Operations
Net investment income (loss)	$34,880,078	$57,755,903
Net realized gain (loss)	323,714,457	429,917,254
Change in net unrealized appreciation (depreciation)	(104,305,580)	358,747,354
Net increase (decrease) in net assets resulting from operations	254,288,955	846,420,511

Distributions to Shareholders
From net investment income:
Investor Class	(23,808,294)	(37,722,594)
Institutional Class	(7,078,984)	(8,905,673)
A Class	(4,836,986)	(6,942,017)
C Class	(127,679)	(223,273)
R Class	(549,345)	(818,214)
R6 Class	(792,667)	(343,394)
From net realized gains:
Investor Class	—	(186,469,876)
Institutional Class	—	(41,066,685)
A Class	—	(43,513,075)
C Class	—	(3,355,561)
R Class	—	(6,113,861)
R6 Class	—	(2,630,900)
Decrease in net assets from distributions	(37,193,955)	(338,105,123)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	74,637,864	1,130,163,371

Net increase (decrease) in net assets	291,732,864	1,638,478,759

Net Assets
Beginning of period	5,112,629,511	3,474,150,752
End of period	$5,404,362,375	$5,112,629,511

Undistributed net investment income	$5,730,803	$8,044,680

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2014 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the

15

Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.05% of its management fee for assets over $7 billion. The fee waiver is determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation. The investment advisor expects the fee waiver to continue through July 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2014 was $21,641, $5,737, $5,229, $409, $771 and $631 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The impact of the management fee waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the six months ended September 30, 2014.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the six months ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2014 were $1,820,828,529 and $1,780,071,374, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		555,000,000
Sold	18,620,877	$316,906,785	67,128,088	$1,032,685,581
Issued in reinvestment of distributions	1,349,718	23,229,038	14,102,921	218,577,078
Redeemed	(19,503,127)	(328,902,310)	(51,576,358)	(804,506,459)
	467,468	11,233,513	29,654,651	446,756,200
Institutional Class/Shares Authorized	200,000,000		150,000,000
Sold	9,269,431	156,912,273	27,072,352	420,529,813
Issued in reinvestment of distributions	323,706	5,574,548	2,610,543	40,501,980
Redeemed	(6,046,766)	(102,243,290)	(9,029,546)	(140,904,950)
	3,546,371	60,243,531	20,653,349	320,126,843
A Class/Shares Authorized	200,000,000		150,000,000
Sold	7,430,746	125,348,161	25,453,960	394,239,784
Issued in reinvestment of distributions	271,225	4,661,834	3,152,530	48,853,425
Redeemed	(9,328,328)	(158,281,239)	(13,112,900)	(203,392,609)
	(1,626,357)	(28,271,244)	15,493,590	239,700,600
C Class/Shares Authorized	15,000,000		15,000,000
Sold	360,569	6,101,906	1,787,493	27,382,385
Issued in reinvestment of distributions	6,636	113,157	200,686	3,098,474
Redeemed	(290,805)	(4,872,948)	(439,763)	(6,786,136)
	76,400	1,342,115	1,548,416	23,694,723
R Class/Shares Authorized	50,000,000		25,000,000
Sold	1,279,163	21,455,683	3,002,841	46,350,942
Issued in reinvestment of distributions	31,647	543,124	443,429	6,863,337
Redeemed	(985,232)	(16,618,004)	(1,707,674)	(26,599,771)
	325,578	5,380,803	1,738,596	26,614,508
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,807,840	30,862,855	4,717,648	75,828,189
Issued in reinvestment of distributions	45,992	792,667	191,117	2,974,294
Redeemed	(411,642)	(6,946,376)	(348,582)	(5,531,986)
	1,442,190	24,709,146	4,560,183	73,270,497
Net increase (decrease)	4,231,650	$74,637,864	73,648,785	$1,130,163,371

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$143,271,129	$42,679,859	—
Food Products	265,379,061	24,787,565	—
Industrial Conglomerates	—	84,692,800	—
Oil, Gas and Consumable Fuels	206,999,738	129,753,159	—
Wireless Telecommunication Services	—	36,210,915	—
Other Industries	4,127,187,026	—	—
Exchange-Traded Funds	181,485,500	—	—
Temporary Cash Investments	47,694,662	45,163,790	—
	$4,972,017,116	$363,288,088	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,489,654	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(19,639)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on

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foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund’s average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was 268,112,093 contracts.

The value of foreign currency risk derivative instruments as of September 30, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $3,489,654 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $19,639 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $4,765,395 in net realized gain (loss) on foreign currency transactions and $5,001,470 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$4,612,199,020
Gross tax appreciation of investments	$763,189,350
Gross tax depreciation of investments	(40,083,166)
Net tax appreciation (depreciation) of investments	$723,106,184

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014(3)	$16.35	0.11	0.71	0.82	(0.12)	—	(0.12)	$17.05	5.02%	1.00%(4)	1.00%(4)	1.34%(4)	1.34%(4)	35%	$3,399,817
2014	$14.53	0.21	2.77	2.98	(0.20)	(0.96)	(1.16)	$16.35	21.02%	1.00%	1.00%	1.34%	1.34%	67%	$3,252,177
2013	$12.86	0.22	2.02	2.24	(0.25)	(0.32)	(0.57)	$14.53	18.11%	1.00%	1.00%	1.69%	1.69%	61%	$2,459,353
2012	$13.13	0.22	0.28	0.50	(0.16)	(0.61)	(0.77)	$12.86	4.48%	1.01%	1.01%	1.80%	1.80%	82%	$1,615,365
2011	$11.41	0.25	1.70	1.95	(0.23)	—	(0.23)	$13.13	17.34%	1.01%	1.01%	2.07%	2.07%	71%	$1,334,230
2010	$7.34	0.18	4.03	4.21	(0.14)	—	(0.14)	$11.41	57.68%	1.00%	1.00%	1.79%	1.79%	126%	$478,796
Institutional Class
2014(3)	$16.36	0.13	0.71	0.84	(0.14)	—	(0.14)	$17.06	5.12%	0.80%(4)	0.80%(4)	1.54%(4)	1.54%(4)	35%	$907,900
2014	$14.53	0.24	2.78	3.02	(0.23)	(0.96)	(1.19)	$16.36	21.33%	0.80%	0.80%	1.54%	1.54%	67%	$812,521
2013	$12.86	0.25	2.02	2.27	(0.28)	(0.32)	(0.60)	$14.53	18.34%	0.80%	0.80%	1.89%	1.89%	61%	$421,877
2012	$13.14	0.25	0.27	0.52	(0.19)	(0.61)	(0.80)	$12.86	4.60%	0.81%	0.81%	2.00%	2.00%	82%	$262,032
2011	$11.41	0.28	1.70	1.98	(0.25)	—	(0.25)	$13.14	17.66%	0.81%	0.81%	2.27%	2.27%	71%	$170,182
2010	$7.34	0.20	4.03	4.23	(0.16)	—	(0.16)	$11.41	58.00%	0.80%	0.80%	1.99%	1.99%	126%	$68,487

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(5)
2014(3)	$16.33	0.09	0.72	0.81	(0.10)	—	(0.10)	$17.04	4.95%	1.25%(4)	1.25%(4)	1.09%(4)	1.09%(4)	35%	$809,224
2014	$14.52	0.17	2.76	2.93	(0.16)	(0.96)	(1.12)	$16.33	20.71%	1.25%	1.25%	1.09%	1.09%	67%	$802,480
2013	$12.86	0.19	2.01	2.20	(0.22)	(0.32)	(0.54)	$14.52	17.83%	1.25%	1.25%	1.44%	1.44%	61%	$488,491
2012	$13.13	0.19	0.29	0.48	(0.14)	(0.61)	(0.75)	$12.86	4.19%	1.26%	1.26%	1.55%	1.55%	82%	$316,497
2011	$11.41	0.21	1.71	1.92	(0.20)	—	(0.20)	$13.13	17.05%	1.26%	1.26%	1.82%	1.82%	71%	$215,813
2010	$7.34	0.15	4.04	4.19	(0.12)	—	(0.12)	$11.41	57.28%	1.25%	1.25%	1.54%	1.54%	126%	$75,435
C Class
2014(3)	$16.26	0.03	0.70	0.73	(0.03)	—	(0.03)	$16.96	4.52%	2.00%(4)	2.00%(4)	0.34%(4)	0.34%(4)	35%	$64,334
2014	$14.49	0.05	2.75	2.80	(0.07)	(0.96)	(1.03)	$16.26	19.75%	2.00%	2.00%	0.34%	0.34%	67%	$60,443
2013	$12.84	0.09	2.02	2.11	(0.14)	(0.32)	(0.46)	$14.49	16.96%	2.00%	2.00%	0.69%	0.69%	61%	$31,407
2012	$13.14	0.11	0.27	0.38	(0.07)	(0.61)	(0.68)	$12.84	3.41%	2.01%	2.01%	0.80%	0.80%	82%	$15,242
2011	$11.42	0.13	1.71	1.84	(0.12)	—	(0.12)	$13.14	16.24%	2.01%	2.01%	1.07%	1.07%	71%	$5,989
2010(6)	$10.97	0.02	0.43	0.45	—	—	—	$11.42	4.10%	2.00%(4)	2.00%(4)	2.07%(4)	2.07%(4)	126%(7)	$51

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014(3)	$16.31	0.07	0.71	0.78	(0.08)	—	(0.08)	$17.01	4.77%	1.50%(4)	1.50%(4)	0.84%(4)	0.84%(4)	35%	$120,720
2014	$14.51	0.13	2.76	2.89	(0.13)	(0.96)	(1.09)	$16.31	20.41%	1.50%	1.50%	0.84%	0.84%	67%	$110,440
2013	$12.85	0.15	2.02	2.17	(0.19)	(0.32)	(0.51)	$14.51	17.49%	1.50%	1.50%	1.19%	1.19%	61%	$73,023
2012	$13.14	0.16	0.28	0.44	(0.12)	(0.61)	(0.73)	$12.85	3.91%	1.51%	1.51%	1.30%	1.30%	82%	$50,444
2011	$11.41	0.19	1.71	1.90	(0.17)	—	(0.17)	$13.14	16.85%	1.51%	1.51%	1.57%	1.57%	71%	$40,933
2010	$7.34	0.13	4.03	4.16	(0.09)	—	(0.09)	$11.41	56.88%	1.50%	1.50%	1.29%	1.29%	126%	$16,611
R6 Class
2014(3)	$16.35	0.14	0.71	0.85	(0.15)	—	(0.15)	$17.05	5.20%	0.65%(4)	0.65%(4)	1.69%(4)	1.69%(4)	35%	$102,368
2014(8)	$15.66	0.20	1.61	1.81	(0.16)	(0.96)	(1.12)	$16.35	12.01%	0.65%(4)	0.65%(4)	1.83%(4)	1.83%(4)	67%(9)	$74,570

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2014 (unaudited).

(4)	Annualized.

(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)	March 1, 2010 (commencement of sale) through March 31, 2010.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

(8)	July 26, 2013 (commencement of sale) through March 31, 2014.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

24

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers

25

and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a one year reduction of the Fund’s annual unified management fee of 0.05% (e.g., the Investor Class unified fee will be reduced from 1.00% to 0.95%) beginning August 1, 2014, for strategy assets over $7 billion. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

26

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to its analysis.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-83895 1411

SEMIANNUAL REPORT	SEPTEMBER 30, 2014

NT Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2014. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Mostly Positive Period for U.S. Government Bonds and Large-Cap Stocks, With Defensive Undertones

After experiencing a harsh U.S. winter, weaker-than-expected global economic conditions, and geopolitical turmoil in many regions, it’s not surprising that investors displayed defensive tendencies during this reporting period. The U.S. dollar, the U.S. Treasury market, and large-cap U.S. stocks benefited from “flight to quality” capital flows during 2014 as negative headlines emanated from some key emerging markets and the European economy. The 30-year U.S. Treasury bond was one of the top performers for the period, returning 8.74%, according to Barclays, on strong demand from institutions and non-U.S. investors, attracted by its relatively high yield compared with similar “safe haven” sovereign bond yields in other developed countries.

The S&P 500 Index advanced 6.42%, leading most other U.S. and non-U.S. equity indices. Large-cap U.S. growth stocks generally outperformed large-cap U.S. value, but both advanced, as well as relatively more defensive, more yield-oriented U.S. stock sectors such as utilities and REITs (real estate investment trusts). By contrast, small-cap stocks in the U.S. and non-U.S. developed country stocks across all capitalizations generally retreated. The Russell 2000 Index and the MSCI EAFE Index posted negative returns of -5.46% and -2.03%, respectively, in U.S. dollar terms, the latter affected in part by non-U.S. currency weakness compared with the dollar.

Global economic and geopolitical uncertainties could continue to support the relative appeal of the U.S. dollar and other U.S assets in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2014
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLLX	5.31%	18.16%	14.21%	5.58%	5/12/06
Russell 1000 Value Index	—	4.90%	18.89%	15.25%	6.34%	—
S&P 500 Index	—	6.42%	19.73%	15.69%	7.45%	—
R6 Class	ACDLX	5.39%	18.34%	—	13.18%	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.65%	0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2014
Top Ten Holdings	% of net assets
Chevron Corp.	4.2%
JPMorgan Chase & Co.	4.2%
Johnson & Johnson	3.7%
Wells Fargo & Co.	3.5%
U.S. Bancorp	2.1%
Medtronic, Inc.	2.1%
United Technologies Corp.	2.1%
CVS Health Corp.	2.1%
Merck & Co., Inc.	1.9%
Citigroup, Inc.	1.8%

Top Five Industries	% of net assets
Banks	15.0%
Oil, Gas and Consumable Fuels	10.0%
Insurance	6.8%
Capital Markets	6.5%
Pharmaceuticals	5.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.4%
Exchange-Traded Funds	0.7%
Total Equity Exposure	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1)4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,053.10	$3.35	0.65%
R6 Class	$1,000	$1,053.90	$2.57	0.50%
Hypothetical
Institutional Class	$1,000	$1,021.81	$3.29	0.65%
R6 Class	$1,000	$1,022.56	$2.54	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

SEPTEMBER 30, 2014 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.4%
Aerospace and Defense — 5.8%
General Dynamics Corp.	14,700	$1,868,223
Honeywell International, Inc.	229,100	21,333,792
Huntington Ingalls Industries, Inc.	41,100	4,283,031
Raytheon Co.	156,900	15,944,178
Textron, Inc.	268,900	9,677,711
United Technologies Corp.	282,500	29,832,000
		82,938,935
Auto Components — 0.5%
Delphi Automotive plc	111,500	6,839,410
Automobiles — 1.4%
Ford Motor Co.	1,383,800	20,466,402
Banks — 15.0%
Bank of America Corp.	748,000	12,753,400
Citigroup, Inc.	491,800	25,485,076
JPMorgan Chase & Co.	999,700	60,221,928
KeyCorp	838,100	11,171,873
PNC Financial Services Group, Inc. (The)	281,200	24,065,096
U.S. Bancorp	723,100	30,247,273
Wells Fargo & Co.	963,400	49,971,558
		213,916,204
Beverages — 0.4%
PepsiCo, Inc.	62,700	5,836,743
Biotechnology — 1.7%
Amgen, Inc.	96,400	13,540,344
Gilead Sciences, Inc.(1)	99,300	10,570,485
		24,110,829
Building Products — 0.7%
Masco Corp.	438,000	10,476,960
Capital Markets — 6.5%
Ameriprise Financial, Inc.	155,700	19,210,266
BlackRock, Inc.	34,400	11,294,208
Goldman Sachs Group, Inc. (The)	106,700	19,586,919
Invesco Ltd.	480,400	18,966,192
Morgan Stanley	301,900	10,436,683
State Street Corp.	166,400	12,248,704
		91,742,972
Chemicals — 2.2%
Dow Chemical Co. (The)	358,400	18,794,496
LyondellBasell Industries NV, Class A	113,100	12,289,446
		31,083,942

7

	Shares	Value
Communications Equipment — 1.5%
Cisco Systems, Inc.	266,200	$6,700,254
QUALCOMM, Inc.	192,000	14,355,840
		21,056,094
Consumer Finance — 1.8%
Capital One Financial Corp.	259,500	21,180,390
Synchrony Financial(1)	163,485	4,013,557
		25,193,947
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	94,400	13,040,416
Diversified Telecommunication Services — 0.5%
Verizon Communications, Inc.	129,000	6,448,710
Electric Utilities — 2.3%
PPL Corp.	451,100	14,814,124
Westar Energy, Inc.	223,100	7,612,172
Xcel Energy, Inc.	347,300	10,557,920
		32,984,216
Electrical Equipment — 0.8%
Eaton Corp. plc	174,200	11,039,054
Energy Equipment and Services — 3.5%
Halliburton Co.	325,500	20,998,005
National Oilwell Varco, Inc.	170,100	12,944,610
Schlumberger Ltd.	154,000	15,660,260
		49,602,875
Food and Staples Retailing — 2.6%
CVS Health Corp.	367,400	29,241,366
Kroger Co. (The)	146,900	7,638,800
		36,880,166
Health Care Equipment and Supplies — 3.6%
Abbott Laboratories	520,600	21,651,754
Medtronic, Inc.	485,600	30,082,920
		51,734,674
Health Care Providers and Services — 2.1%
Aetna, Inc.	204,400	16,556,400
WellPoint, Inc.	108,400	12,966,808
		29,523,208
Hotels, Restaurants and Leisure — 0.6%
Marriott International, Inc., Class A	113,600	7,940,640
Household Durables — 1.1%
Whirlpool Corp.	105,100	15,307,815
Industrial Conglomerates — 0.7%
General Electric Co.	416,200	10,663,044
Insurance — 6.8%
Allstate Corp. (The)	308,600	18,938,782
American International Group, Inc.	296,800	16,033,136
MetLife, Inc.	359,800	19,328,456

8

	Shares	Value
Principal Financial Group, Inc.	150,300	$7,886,241
Prudential Financial, Inc.	228,900	20,129,466
Travelers Cos., Inc. (The)	150,700	14,156,758
		96,472,839
Machinery — 2.6%
Ingersoll-Rand plc	424,900	23,947,364
Stanley Black & Decker, Inc.	149,300	13,256,347
		37,203,711
Media — 3.5%
Comcast Corp., Class A	334,300	17,978,654
Time Warner Cable, Inc.	71,200	10,216,488
Time Warner, Inc.	288,700	21,713,127
		49,908,269
Multiline Retail — 2.0%
Macy's, Inc.	334,900	19,484,482
Target Corp.	138,000	8,649,840
		28,134,322
Oil, Gas and Consumable Fuels — 10.0%
Chevron Corp.	505,000	60,256,600
Exxon Mobil Corp.	226,600	21,311,730
Imperial Oil Ltd.	342,800	16,194,962
Oasis Petroleum, Inc.(1)	220,800	9,231,648
Occidental Petroleum Corp.	213,300	20,508,795
Total SA ADR	224,600	14,475,470
		141,979,205
Paper and Forest Products — 0.9%
International Paper Co.	269,500	12,865,930
Pharmaceuticals — 5.9%
Catalent, Inc.(1)	213,795	5,351,289
Johnson & Johnson	492,300	52,474,257
Merck & Co., Inc.	451,500	26,764,920
		84,590,466
Real Estate Investment Trusts (REITs) — 0.5%
Brixmor Property Group, Inc.	308,800	6,873,888
Semiconductors and Semiconductor Equipment — 2.9%
Applied Materials, Inc.	1,004,900	21,715,889
Microchip Technology, Inc.	424,900	20,068,027
		41,783,916
Software — 4.4%
Electronic Arts, Inc.(1)	405,700	14,446,977
Microsoft Corp.	543,700	25,205,932
Oracle Corp.	614,900	23,538,372
		63,191,281
Specialty Retail — 1.4%
Lowe's Cos., Inc.	366,700	19,405,764

9

	Shares	Value
Technology Hardware, Storage and Peripherals — 0.8%
Western Digital Corp.	112,100	$10,909,572
Trading Companies and Distributors — 0.5%
United Rentals, Inc.(1)	62,800	6,977,080
TOTAL COMMON STOCKS (Cost $1,071,418,726)		1,399,123,499
EXCHANGE-TRADED FUNDS — 0.7%
SPDR S&P 500 ETF Trust (Cost $7,117,443)	47,000	9,259,940
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25% - 3.125%, 11/30/15 - 5/15/19, valued at $ 2,008,135), in a joint trading account at 0.00%, dated 9/30/14, due 10/1/14 (Delivery value $ 1,967,887)		1,967,887
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.375%, 8/31/15, valued at $1,607,096), in a joint trading account at 0.01%, dated 9/30/14, due 10/1/14 (Delivery value $1,574,310)		1,574,310
SSgA U.S. Government Money Market Fund, Class N	9,699,979	9,699,979
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,242,176)		13,242,176
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,091,778,345)		1,421,625,615
OTHER ASSETS AND LIABILITIES†		232,813
TOTAL NET ASSETS — 100.0%		$1,421,858,428

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	641,722	USD	575,277	JPMorgan Chase Bank N.A.	10/31/14	$(2,695)
USD	13,469,191	CAD	14,935,110	JPMorgan Chase Bank N.A.	10/31/14	143,195
USD	350,459	CAD	392,163	JPMorgan Chase Bank N.A.	10/31/14	547
USD	12,153,100	EUR	9,454,406	UBS AG	10/31/14	209,481
USD	362,553	EUR	285,639	UBS AG	10/31/14	1,709
						$352,237

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.
See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2014 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,091,778,345)	$1,421,625,615
Foreign currency holdings, at value (cost of $66,932)	61,745
Receivable for investments sold	11,422,303
Receivable for capital shares sold	180,940
Unrealized appreciation on forward foreign currency exchange contracts	354,932
Dividends and interest receivable	1,905,806
1,435,551,341

Liabilities
Payable for investments purchased	12,931,490
Unrealized depreciation on forward foreign currency exchange contracts	2,695
Accrued management fees	758,728
13,692,913

Net Assets	$1,421,858,428

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,001,970,967
Undistributed net investment income	1,109,231
Undistributed net realized gain	88,584,693
Net unrealized appreciation	330,193,537
$1,421,858,428

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,386,781,804	109,013,724	$12.72
R6 Class, $0.01 Par Value	$35,076,624	2,756,772	$12.72

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $67,347)	$15,965,382
Interest	1,096
15,966,478

Expenses:
Management fees	4,512,923
Directors' fees and expenses	24,485
4,537,408

Net investment income (loss)	11,429,070

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	81,942,540
Futures contract transactions	177,730
Foreign currency transactions	1,108,339
83,228,609

Change in net unrealized appreciation (depreciation) on:
Investments	(21,238,422)
Translation of assets and liabilities in foreign currencies	343,506
(20,894,916)

Net realized and unrealized gain (loss)	62,333,693

Net Increase (Decrease) in Net Assets Resulting from Operations	$73,762,763
See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED) AND YEAR ENDED MARCH 31, 2014
Increase (Decrease) in Net Assets	September 30, 2014	March 31, 2014
Operations
Net investment income (loss)	$11,429,070	$20,360,192
Net realized gain (loss)	83,228,609	54,755,508
Change in net unrealized appreciation (depreciation)	(20,894,916)	146,204,377
Net increase (decrease) in net assets resulting from operations	73,762,763	221,320,077

Distributions to Shareholders
From net investment income:
Institutional Class	(11,635,329)	(19,576,005)
R6 Class	(300,782)	(107,447)
From net realized gains:
Institutional Class	—	(31,180,355)
R6 Class	—	(265,443)
Decrease in net assets from distributions	(11,936,111)	(51,129,250)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	18,308,611	229,631,692

Net increase (decrease) in net assets	80,135,263	399,822,519

Net Assets
Beginning of period	1,341,723,165	941,900,646
End of period	$1,421,858,428	$1,341,723,165

Undistributed net investment income	$1,109,231	$1,616,272

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2014 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2014 was 0.64% for the Institutional Class and 0.49% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the six months ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2014 were $457,942,496 and $445,719,772, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	500,000,000		500,000,000
Sold	4,574,064	$56,753,458	19,951,815	$228,131,063
Issued in reinvestment of distributions	908,893	11,635,329	4,366,191	50,756,360
Redeemed	(5,279,793)	(67,006,766)	(5,660,866)	(65,321,164)
	203,164	1,382,021	18,657,140	213,566,259
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,490,670	18,326,823	1,551,103	18,125,854
Issued in reinvestment of distributions	23,482	300,782	31,722	372,890
Redeemed	(134,510)	(1,701,015)	(205,695)	(2,433,311)
	1,379,642	16,926,590	1,377,130	16,065,433
Net increase (decrease)	1,582,806	$18,308,611	20,034,270	$229,631,692

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,382,928,537	$16,194,962	—
Exchange-Traded Funds	9,259,940	—	—
Temporary Cash Investments	9,699,979	3,542,197	—
	$1,401,888,456	$19,737,159	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$354,932	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(2,695)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund’s average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was 25,765,318 contracts.

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Value of Derivative Instruments as of September 30, 2014
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$354,932	Unrealized depreciation on forward foreign currency exchange contracts	$2,695

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2014
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$177,730	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,090,438	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$350,380
		$1,268,168		$350,380

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,106,426,215
Gross tax appreciation of investments	$320,509,877
Gross tax depreciation of investments	(5,310,477)
Net tax appreciation (depreciation) of investments	$315,199,400

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014(3)	$12.18	0.10	0.55	0.65	(0.11)	—	(0.11)	$12.72	5.31%	0.65%(4)	1.61%(4)	32%	$1,386,782
2014	$10.45	0.21	2.03	2.24	(0.20)	(0.31)	(0.51)	$12.18	21.75%	0.65%	1.81%	35%	$1,324,951
2013	$9.31	0.19	1.25	1.44	(0.19)	(0.11)	(0.30)	$10.45	15.87%	0.67%	2.03%	37%	$941,901
2012	$8.86	0.17	0.44	0.61	(0.16)	—	(0.16)	$9.31	7.07%	0.67%	2.02%	47%	$668,644
2011	$8.02	0.14	0.83	0.97	(0.13)	—	(0.13)	$8.86	12.24%	0.66%	1.70%	38%	$481,887
2010	$5.55	0.14	2.47	2.61	(0.14)	—	(0.14)	$8.02	47.28%	0.64%	1.99%	23%	$308,035
R6 Class
2014(3)	$12.18	0.11	0.55	0.66	(0.12)	—	(0.12)	$12.72	5.39%	0.50%(4)	1.76%(4)	32%	$35,077
2014(5)	$11.54	0.15	0.96	1.11	(0.16)	(0.31)	(0.47)	$12.18	9.83%	0.50%(4)	1.93%(4)	35%(6)	$16,772

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2014 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and slightly below its benchmark for the one- and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

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and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

23

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

24

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-83915 1411

SEMIANNUAL REPORT	SEPTEMBER 30, 2014

NT Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2014. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Mostly Positive Period for U.S. Government Bonds and Large-Cap Stocks, With Defensive Undertones

After experiencing a harsh U.S. winter, weaker-than-expected global economic conditions, and geopolitical turmoil in many regions, it’s not surprising that investors displayed defensive tendencies during this reporting period. The U.S. dollar, the U.S. Treasury market, and large-cap U.S. stocks benefited from “flight to quality” capital flows during 2014 as negative headlines emanated from some key emerging markets and the European economy. The 30-year U.S. Treasury bond was one of the top performers for the period, returning 8.74%, according to Barclays, on strong demand from institutions and non-U.S. investors, attracted by its relatively high yield compared with similar “safe haven” sovereign bond yields in other developed countries.

The S&P 500 Index advanced 6.42%, leading most other U.S. and non-U.S. equity indices. Large-cap U.S. growth stocks generally outperformed large-cap U.S. value, but both advanced, as well as relatively more defensive, more yield-oriented U.S. stock sectors such as utilities and REITs (real estate investment trusts). By contrast, small-cap stocks in the U.S. and non-U.S. developed country stocks across all capitalizations generally retreated. The Russell 2000 Index and the MSCI EAFE Index posted negative returns of -5.46% and -2.03%, respectively, in U.S. dollar terms, the latter affected in part by non-U.S. currency weakness compared with the dollar.

Global economic and geopolitical uncertainties could continue to support the relative appeal of the U.S. dollar and other U.S assets in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2014
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLMX	5.12%	17.89%	16.39%	9.62%	5/12/06
Russell Midcap Value Index	—	2.83%	17.46%	17.23%	8.04%	—
R6 Class	ACDSX	5.20%	18.17%	—	14.81%	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2014
Top Ten Holdings	% of net assets
iShares Russell Midcap Value Index Fund	3.4%
Northern Trust Corp.	2.8%
Republic Services, Inc.	2.7%
Imperial Oil Ltd.	2.4%
Sysco Corp.	1.6%
Koninklijke Philips Electronics NV	1.6%
ADT Corp. (The)	1.5%
Apache Corp.	1.4%
Laclede Group, Inc. (The)	1.4%
Quest Diagnostics, Inc.	1.3%

Top Five Industries	% of net assets
Banks	7.8%
Insurance	7.7%
Oil, Gas and Consumable Fuels	6.2%
Electric Utilities	5.7%
Health Care Providers and Services	5.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.9%
Foreign Common Stocks*	7.0%
Exchange-Traded Funds	3.4%
Total Equity Exposure	97.3%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1)4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$1,051.20	$4.11	0.80%
Institutional Class (before waiver)	$1,000	$1,051.20(2)	$4.11	0.80%
R6 Class (after waiver)	$1,000	$1,052.00	$3.34	0.65%
R6 Class (before waiver)	$1,000	$1,052.00(2)	$3.34	0.65%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,021.06	$4.05	0.80%
Institutional Class (before waiver)	$1,000	$1,021.06	$4.05	0.80%
R6 Class (after waiver)	$1,000	$1,021.81	$3.29	0.65%
R6 Class (before waiver)	$1,000	$1,021.81	$3.29	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

SEPTEMBER 30, 2014 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 93.9%
Aerospace and Defense — 3.4%
BAE Systems plc	656,787	$5,020,298
Exelis, Inc.	272,041	4,499,558
L-3 Communications Holdings, Inc.	17,933	2,132,592
Raytheon Co.	26,342	2,676,874
Rockwell Collins, Inc.	34,902	2,739,807
Textron, Inc.	127,531	4,589,841
Vectrus, Inc.(1)	14,069	274,767
		21,933,737
Banks — 7.8%
Bank of Hawaii Corp.	58,039	3,297,196
BB&T Corp.	86,087	3,203,297
BOK Financial Corp.	49,483	3,289,630
Comerica, Inc.	41,090	2,048,747
Commerce Bancshares, Inc.	189,614	8,465,317
Cullen/Frost Bankers, Inc.	52,648	4,028,098
M&T Bank Corp.	68,226	8,411,584
PNC Financial Services Group, Inc. (The)	88,664	7,587,865
SunTrust Banks, Inc.	113,689	4,323,593
Westamerica Bancorp.	112,385	5,228,150
		49,883,477
Capital Markets — 5.4%
Franklin Resources, Inc.	71,980	3,930,828
LPL Financial Holdings, Inc.	103,559	4,768,892
Northern Trust Corp.	257,939	17,547,590
State Street Corp.	65,500	4,821,455
T. Rowe Price Group, Inc.	40,177	3,149,877
		34,218,642
Commercial Services and Supplies — 5.4%
ADT Corp. (The)	272,464	9,661,573
Republic Services, Inc.	443,305	17,297,761
Tyco International Ltd.	106,254	4,735,741
Waste Management, Inc.	52,906	2,514,622
		34,209,697
Communications Equipment — 0.3%
Harris Corp.	29,233	1,941,071
Containers and Packaging — 1.2%
Bemis Co., Inc.	115,640	4,396,633
Sonoco Products Co.	80,287	3,154,476
		7,551,109
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.	127,357	5,207,628

7

	Shares	Value
Electric Utilities — 5.7%
Edison International	132,661	$7,418,403
Great Plains Energy, Inc.	283,689	6,856,763
Northeast Utilities	33,468	1,482,632
Southern Co. (The)	119,803	5,229,401
Westar Energy, Inc.	229,456	7,829,039
Xcel Energy, Inc.	238,825	7,260,280
		36,076,518
Electrical Equipment — 1.0%
Emerson Electric Co.	102,939	6,441,923
Electronic Equipment, Instruments and Components — 0.7%
TE Connectivity Ltd.	86,525	4,783,967
Energy Equipment and Services — 0.5%
Cameron International Corp.(1)	45,759	3,037,482
Food and Staples Retailing — 1.6%
Sysco Corp.	269,136	10,213,711
Food Products — 5.4%
Campbell Soup Co.	77,400	3,307,302
ConAgra Foods, Inc.	254,546	8,410,200
Danone SA	44,596	2,985,331
General Mills, Inc.	82,398	4,156,979
J.M. Smucker Co. (The)	51,211	5,069,377
Kellogg Co.	53,622	3,303,115
Kraft Foods Group, Inc.	62,045	3,499,338
Mondelez International, Inc., Class A	102,547	3,513,773
		34,245,415
Gas Utilities — 2.5%
Atmos Energy Corp.	85,641	4,085,076
Laclede Group, Inc. (The)	186,377	8,647,893
WGL Holdings, Inc.	72,379	3,048,603
		15,781,572
Health Care Equipment and Supplies — 4.2%
Boston Scientific Corp.(1)	292,758	3,457,472
CareFusion Corp.(1)	188,340	8,522,385
Medtronic, Inc.	101,900	6,312,705
Stryker Corp.	60,858	4,914,283
Zimmer Holdings, Inc.	34,721	3,491,197
		26,698,042
Health Care Providers and Services — 5.4%
Cardinal Health, Inc.	76,771	5,751,683
Cigna Corp.	34,488	3,127,717
Humana, Inc.	33,071	4,308,820
LifePoint Hospitals, Inc.(1)	111,520	7,716,069
Patterson Cos., Inc.	115,719	4,794,238
Quest Diagnostics, Inc.	141,226	8,569,594
		34,268,121

8

	Shares	Value
Hotels, Restaurants and Leisure — 1.4%
Carnival Corp.	119,533	$4,801,641
International Game Technology	249,739	4,213,097
		9,014,738
Industrial Conglomerates — 1.6%
Koninklijke Philips Electronics NV	313,837	10,014,843
Insurance — 7.7%
ACE Ltd.	61,932	6,494,809
Aflac, Inc.	53,534	3,118,355
Allstate Corp. (The)	53,294	3,270,653
Arthur J Gallagher & Co.	66,607	3,021,294
Brown & Brown, Inc.	105,684	3,397,741
Chubb Corp. (The)	58,312	5,311,057
HCC Insurance Holdings, Inc.	130,529	6,303,245
MetLife, Inc.	58,009	3,116,243
Reinsurance Group of America, Inc.	78,617	6,299,580
Travelers Cos., Inc. (The)	48,400	4,546,696
Unum Group	122,112	4,198,211
		49,077,884
IT Services — 0.7%
Fidelity National Information Services, Inc.	74,016	4,167,101
Life Sciences Tools and Services — 1.5%
Agilent Technologies, Inc.	63,351	3,609,740
Bio-Rad Laboratories, Inc., Class A(1)	26,553	3,011,110
Waters Corp.(1)	31,297	3,102,159
		9,723,009
Machinery — 0.7%
Oshkosh Corp.	74,328	3,281,581
Stanley Black & Decker, Inc.	15,684	1,392,583
		4,674,164
Media — 0.5%
Markit Ltd.(1)	134,863	3,149,051
Metals and Mining — 2.2%
Constellium NV, Class A(1)	256,944	6,323,392
Newmont Mining Corp.	105,184	2,424,491
Nucor Corp.	95,539	5,185,857
		13,933,740
Multi-Utilities — 3.0%
Ameren Corp.	73,374	2,812,426
Consolidated Edison, Inc.	128,726	7,293,615
NorthWestern Corp.	62,750	2,846,340
PG&E Corp.	142,155	6,402,661
		19,355,042
Multiline Retail — 1.0%
Target Corp.	101,164	6,340,960

9

	Shares	Value
Oil, Gas and Consumable Fuels — 6.2%
Apache Corp.	96,689	$9,076,196
Devon Energy Corp.	71,292	4,860,689
Imperial Oil Ltd.	323,419	15,279,342
Murphy Oil Corp.	38,336	2,181,702
Southwestern Energy Co.(1)	145,578	5,087,951
Williams Partners LP	55,373	2,937,538
		39,423,418
Pharmaceuticals — 0.7%
Hospira, Inc.(1)	86,414	4,496,120
Real Estate Investment Trusts (REITs) — 3.8%
Annaly Capital Management, Inc.	197,174	2,105,818
Capstead Mortgage Corp.	100,296	1,227,623
Corrections Corp. of America	215,028	7,388,362
Empire State Realty Trust, Inc.	200,678	3,014,183
Piedmont Office Realty Trust, Inc., Class A	402,803	7,105,445
Weyerhaeuser Co.	99,803	3,179,724
		24,021,155
Road and Rail — 0.9%
Heartland Express, Inc.	74,550	1,786,218
Werner Enterprises, Inc.	165,521	4,171,129
		5,957,347
Semiconductors and Semiconductor Equipment — 4.6%
Applied Materials, Inc.	281,990	6,093,804
KLA-Tencor Corp.	30,234	2,381,835
Lam Research Corp.	71,202	5,318,789
Maxim Integrated Products, Inc.	111,496	3,371,639
Microchip Technology, Inc.	48,545	2,292,780
MKS Instruments, Inc.	57,610	1,923,022
Teradyne, Inc.	394,400	7,647,416
		29,029,285
Specialty Retail — 2.1%
Bed Bath & Beyond, Inc.(1)	28,082	1,848,638
CST Brands, Inc.	89,078	3,202,354
Lowe's Cos., Inc.	158,046	8,363,794
		13,414,786
Technology Hardware, Storage and Peripherals — 2.0%
SanDisk Corp.	44,736	4,381,891
Western Digital Corp.	88,005	8,564,647
		12,946,538
Textiles, Apparel and Luxury Goods — 0.2%
Coach, Inc.	34,076	1,213,446
Thrifts and Mortgage Finance — 1.1%
Capitol Federal Financial, Inc.	119,768	1,415,658
People's United Financial, Inc.	378,190	5,472,409
		6,888,067

10

	Shares	Value
Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B	114,458	$4,284,191
TOTAL COMMON STOCKS (Cost $503,631,061)		597,616,997
EXCHANGE-TRADED FUNDS — 3.4%
iShares Russell Midcap Value Index Fund (Cost $20,220,279)	306,157	21,430,990
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25% - 3.125%, 11/30/15 - 5/15/19, valued at $2,643,801), in a joint trading account at 0.00%, dated 9/30/14, due 10/1/14 (Delivery value $2,590,813)		2,590,813
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.375%, 8/31/15, valued at $2,115,816), in a joint trading account at 0.01%, dated 9/30/14, due 10/1/14 (Delivery value $2,072,652)		2,072,651
SSgA U.S. Government Money Market Fund, Class N	12,770,464	12,770,464
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,433,928)		17,433,928
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $541,285,268)		636,481,915
OTHER ASSETS AND LIABILITIES†		177,014
TOTAL NET ASSETS — 100.0%		$636,658,929

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,841,453	CAD	18,674,392	JPMorgan Chase Bank N.A.	10/31/14	$179,046
EUR	221,733	USD	281,186	UBS AG	10/31/14	(1,074)
USD	10,930,408	EUR	8,503,223	UBS AG	10/31/14	188,405
USD	385,750	EUR	302,473	UBS AG	10/31/14	3,640
GBP	95,717	USD	156,415	Credit Suisse AG	10/31/14	(1,282)
USD	4,418,623	GBP	2,701,158	Credit Suisse AG	10/31/14	40,741
						$409,476

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2014 (UNAUDITED)
Assets
Investment securities, at value (cost of $541,285,268)	$636,481,915
Receivable for investments sold	1,578,907
Receivable for capital shares sold	12,744
Unrealized appreciation on forward foreign currency exchange contracts	411,832
Dividends and interest receivable	1,207,415
639,692,813

Liabilities
Payable for investments purchased	2,609,631
Unrealized depreciation on forward foreign currency exchange contracts	2,356
Accrued management fees	421,897
3,033,884

Net Assets	$636,658,929

Net Assets Consist of:
Capital (par value and paid-in surplus)	$485,435,192
Undistributed net investment income	787,077
Undistributed net realized gain	54,832,193
Net unrealized appreciation	95,604,467
$636,658,929

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$620,970,488	47,173,498	$13.16
R6 Class, $0.01 Par Value	$15,688,441	1,192,016	$13.16

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $75,195)	$7,426,565
Interest	1,123
7,427,688

Expenses:
Management fees	2,526,425
Directors' fees and expenses	11,004
2,537,429
Fees waived	(4,075)
2,533,354

Net investment income (loss)	4,894,334

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	37,894,902
Foreign currency transactions	573,807
38,468,709

Change in net unrealized appreciation (depreciation) on:
Investments	(12,433,246)
Translation of assets and liabilities in foreign currencies	588,462
(11,844,784)

Net realized and unrealized gain (loss)	26,623,925

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,518,259

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED) AND YEAR ENDED MARCH 31, 2014
Increase (Decrease) in Net Assets	September 30, 2014	March 31, 2014
Operations
Net investment income (loss)	$4,894,334	$7,838,183
Net realized gain (loss)	38,468,709	54,389,557
Change in net unrealized appreciation (depreciation)	(11,844,784)	36,083,408
Net increase (decrease) in net assets resulting from operations	31,518,259	98,311,148

Distributions to Shareholders
From net investment income:
Institutional Class	(5,053,194)	(7,498,492)
R6 Class	(131,629)	(35,203)
From net realized gains:
Institutional Class	—	(39,749,512)
R6 Class	—	(339,798)
Decrease in net assets from distributions	(5,184,823)	(47,623,005)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	6,125,312	130,035,223

Net increase (decrease) in net assets	32,458,748	180,723,366

Net Assets
Beginning of period	604,200,181	423,476,815
End of period	$636,658,929	$604,200,181

Undistributed net investment income	$787,077	$1,077,566

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2014 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.05% of its management fee for assets over $7 billion. The fee waiver is determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets).  The strategy assets of the fund also include the assets of Mid Cap Value Fund, one fund in a series issued by the corporation. The investment advisor expects the fee waiver to continue through July 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2014 was $3,977 for the Institutional Class and $98 for the R6 Class. The impact of the management fee waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the six months ended September 30, 2014.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the six months ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2014 were $214,203,910 and $209,977,403, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	200,000,000		150,000,000
Sold	1,096,453	$14,276,456	7,247,174	$87,969,606
Issued in reinvestment of distributions	380,221	5,053,194	3,938,799	47,248,004
Redeemed	(1,571,411)	(20,756,237)	(1,026,905)	(12,599,377)
	(94,737)	(1,426,587)	10,159,068	122,618,233
R6 Class/Shares Authorized	40,000,000		50,000,000
Sold	633,483	8,063,423	645,784	8,015,039
Issued in reinvestment of distributions	9,901	131,629	31,226	375,001
Redeemed	(49,175)	(643,153)	(79,203)	(973,050)
	594,209	7,551,899	597,807	7,416,990
Net increase (decrease)	499,472	$6,125,312	10,756,875	$130,035,223

(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$16,913,439	$5,020,298	—
Food Products	31,260,084	2,985,331	—
Industrial Conglomerates	—	10,014,843	—
Oil, Gas and Consumable Fuels	24,144,076	15,279,342	—
Wireless Telecommunication Services	—	4,284,191	—
Other Industries	487,715,393	—	—
Exchange-Traded Funds	21,430,990	—	—
Temporary Cash Investments	12,770,464	4,663,464	—
	$594,234,446	$42,247,469	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$411,832	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(2,356)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund’s average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was 31,992,753 contracts.

The value of foreign currency risk derivative instruments as of September 30, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $411,832 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $2,356 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $574,080 in net realized gain (loss) on foreign currency transactions and $590,103 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$548,733,826
Gross tax appreciation of investments	$92,406,579
Gross tax depreciation of investments	(4,658,490)
Net tax appreciation (depreciation) of investments	$87,748,089

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014(3)	$12.62	0.10	0.55	0.65	(0.11)	—	(0.11)	$13.16	5.12%	0.80%(4)	0.80%(4)	1.54%(4)	1.54%(4)	34%	$620,970
2014	$11.41	0.19	2.15	2.34	(0.18)	(0.95)	(1.13)	$12.62	21.19%	0.80%	0.80%	1.55%	1.55%	69%	$596,655
2013	$10.16	0.19	1.59	1.78	(0.22)	(0.31)	(0.53)	$11.41	18.32%	0.80%	0.80%	1.89%	1.89%	71%	$423,477
2012	$10.70	0.20	0.22	0.42	(0.14)	(0.82)	(0.96)	$10.16	4.93%	0.81%	0.81%	2.01%	2.01%	82%	$301,868
2011	$9.73	0.23	1.45	1.68	(0.23)	(0.48)	(0.71)	$10.70	17.91%	0.80%	0.80%	2.35%	2.35%	102%	$216,381
2010	$6.25	0.17	3.45	3.62	(0.14)	—	(0.14)	$9.73	58.29%	0.80%	0.80%	1.98%	1.98%	143%	$137,729
R6 Class
2014(3)	$12.62	0.11	0.55	0.66	(0.12)	—	(0.12)	$13.16	5.20%	0.65%(4)	0.65%(4)	1.69%(4)	1.69%(4)	34%	$15,688
2014(5)	$12.30	0.14	1.26	1.40	(0.13)	(0.95)	(1.08)	$12.62	11.89%	0.65%(4)	0.65%(4)	1.70%(4)	1.70%(4)	69%(6)	$7,546

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2014 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

21

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

22

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers

23

and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a one year reduction of the Fund’s annual unified management fee of 0.05% (e.g., the Institutional Class unified fee will be reduced from 0.80% to 0.75%) beginning August 1, 2014, for strategy assets over $7 billion. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

24

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to its analysis.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

25

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-83916 1411

SEMIANNUAL REPORT	SEPTEMBER 30, 2014

Small Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2014. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Mostly Positive Period for U.S. Government Bonds and Large-Cap Stocks, With Defensive Undertones

After experiencing a harsh U.S. winter, weaker-than-expected global economic conditions, and geopolitical turmoil in many regions, it’s not surprising that investors displayed defensive tendencies during this reporting period. The U.S. dollar, the U.S. Treasury market, and large-cap U.S. stocks benefited from “flight to quality” capital flows during 2014 as negative headlines emanated from some key emerging markets and the European economy. The 30-year U.S. Treasury bond was one of the top performers for the period, returning 8.74%, according to Barclays, on strong demand from institutions and non-U.S. investors, attracted by its relatively high yield compared with similar “safe haven” sovereign bond yields in other developed countries.

The S&P 500 Index advanced 6.42%, leading most other U.S. and non-U.S. equity indices. Large-cap U.S. growth stocks generally outperformed large-cap U.S. value, but both advanced, as well as relatively more defensive, more yield-oriented U.S. stock sectors such as utilities and REITs (real estate investment trusts). By contrast, small-cap stocks in the U.S. and non-U.S. developed country stocks across all capitalizations generally retreated. The Russell 2000 Index and the MSCI EAFE Index posted negative returns of -5.46% and -2.03%, respectively, in U.S. dollar terms, the latter affected in part by non-U.S. currency weakness compared with the dollar.

Global economic and geopolitical uncertainties could continue to support the relative appeal of the U.S. dollar and other U.S assets in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2014
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	-6.31%	5.24%	12.81%	9.07%	11.49%	7/31/98
Russell 2000 Value Index	—	-6.40%	4.13%	13.02%	7.25%	8.55%	—
Institutional Class	ACVIX	-6.24%	5.41%	13.04%	9.28%	12.14%	10/26/98
A Class(2)	ACSCX						12/31/99
No sales charge*		-6.42%	4.91%	12.51%	8.79%	12.20%
With sales charge*		-11.81%	-1.17%	11.20%	8.14%	11.75%
C Class	ASVNX						3/1/10
No sales charge*		-6.80%	4.04%	—	—	10.66%
With sales charge*		-7.73%	4.04%	—	—	10.66%
R Class	ASVRX	-6.61%	4.60%	—	—	11.23%	3/1/10
R6 Class	ASVDX	-6.15%	5.45%	—	—	4.68%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.30%	1.10%	1.55%	2.30%	1.80%	0.95%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2014
Top Ten Holdings	% of net assets
BankUnited, Inc.	1.6%
Berry Plastics Group, Inc.	1.5%
Multi-Color Corp.	1.4%
EVERTEC, Inc.	1.3%
Entravision Communications Corp., Class A	1.3%
Mentor Graphics Corp.	1.2%
Haemonetics Corp.	1.2%
American Science & Engineering, Inc.	1.1%
Valley National Bancorp	1.1%
Global Brass & Copper Holdings, Inc.	1.1%

Top Five Industries	% of net assets
Banks	14.0%
Real Estate Investment Trusts (REITs)	12.5%
Oil, Gas and Consumable Fuels	5.1%
Machinery	4.3%
Insurance	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.7%
Exchange-Traded Funds	0.7%
Convertible Preferred Stocks	0.3%
Total Equity Exposure	97.7%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	1.0%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1)4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$936.90	$5.97	1.23%
Institutional Class	$1,000	$937.60	$5.00	1.03%
A Class	$1,000	$935.80	$7.18	1.48%
C Class	$1,000	$932.00	$10.80	2.23%
R Class	$1,000	$933.90	$8.39	1.73%
R6 Class	$1,000	$938.50	$4.28	0.88%
Hypothetical
Investor Class	$1,000	$1,018.90	$6.23	1.23%
Institutional Class	$1,000	$1,019.90	$5.22	1.03%
A Class	$1,000	$1,017.65	$7.49	1.48%
C Class	$1,000	$1,013.89	$11.26	2.23%
R Class	$1,000	$1,016.40	$8.74	1.73%
R6 Class	$1,000	$1,020.66	$4.46	0.88%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

SEPTEMBER 30, 2014 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 96.7%
Aerospace and Defense — 1.5%
AAR Corp.	195,000	$4,709,250
American Science & Engineering, Inc.	380,000	21,044,400
KEYW Holding Corp. (The)(1)	175,000	1,937,250
Vectrus, Inc.(1)	71,255	1,391,610
		29,082,510
Auto Components — 1.6%
Cooper Tire & Rubber Co.	135,000	3,874,500
Dana Holding Corp.	280,000	5,367,600
Stoneridge, Inc.(1)	315,000	3,550,050
Superior Industries International, Inc.	480,000	8,414,400
Tower International, Inc.(1)	314,933	7,933,162
		29,139,712
Banks — 14.0%
BankUnited, Inc.	1,015,000	30,947,350
Eagle Bancorp, Inc.(1)	380,000	12,091,600
F.N.B. Corp.	795,000	9,532,050
First Horizon National Corp.	770,000	9,455,600
First Interstate Bancsystem, Inc.	385,000	10,229,450
First NBC Bank Holding Co.(1)	285,000	9,333,750
FirstMerit Corp.	610,000	10,736,000
Fulton Financial Corp.	865,000	9,584,200
Heritage Financial Corp.	300,000	4,752,000
Home Bancshares, Inc.	660,000	19,410,600
Lakeland Financial Corp.	180,000	6,750,000
MB Financial, Inc.	255,000	7,058,400
National Bankshares, Inc.	28,879	801,681
OFG Bancorp	860,000	12,882,800
Park Sterling Corp.	880,000	5,834,400
Popular, Inc.(1)	215,000	6,328,525
PrivateBancorp, Inc.	415,000	12,412,650
Prosperity Bancshares, Inc.	120,000	6,860,400
ServisFirst Bancshares, Inc.	445,000	12,816,000
Southside Bancshares, Inc.	395,000	13,133,750
TCF Financial Corp.	415,000	6,444,950
Texas Capital Bancshares, Inc.(1)	350,029	20,189,673
Valley National Bancorp	2,170,000	21,027,300
ViewPoint Financial Group, Inc.	160,000	3,830,400
		262,443,529
Building Products — 1.2%
American Woodmark Corp.(1)	160,000	5,897,600
Continental Building Products, Inc.(1)	775,000	11,315,000

7

	Shares	Value
NCI Building Systems, Inc.(1)	275,000	$5,335,000
		22,547,600
Capital Markets — 0.9%
Ares Management LP	775,000	13,562,500
Manning & Napier, Inc.	255,000	4,281,450
		17,843,950
Chemicals — 4.1%
Chemtura Corp.(1)	530,000	12,364,900
Hawkins, Inc.	160,954	5,787,906
Innophos Holdings, Inc.	300,000	16,527,000
Kronos Worldwide, Inc.	285,000	3,927,300
LSB Industries, Inc.(1)	415,000	14,819,650
Minerals Technologies, Inc.	65,000	4,011,150
Sensient Technologies Corp.	90,000	4,711,500
Tronox Ltd., Class A	545,000	14,197,250
		76,346,656
Commercial Services and Supplies — 1.6%
Civeo Corp.	225,000	2,612,250
Multi-Color Corp.	595,000	27,060,600
		29,672,850
Communications Equipment — 1.9%
CommScope Holding Co., Inc.(1)	365,000	8,727,150
Polycom, Inc.(1)	1,019,957	12,530,172
Riverbed Technology, Inc.(1)	810,000	15,021,450
		36,278,772
Construction and Engineering — 0.6%
Great Lakes Dredge & Dock Corp.(1)	400,000	2,472,000
Northwest Pipe Co.(1)	240,000	8,184,000
		10,656,000
Containers and Packaging — 2.2%
Berry Plastics Group, Inc.(1)	1,150,000	29,026,000
Graphic Packaging Holding Co.(1)	1,050,000	13,051,500
		42,077,500
Diversified Consumer Services — 1.3%
Sotheby's	295,000	10,537,400
Steiner Leisure, Ltd.(1)	365,000	13,720,350
		24,257,750
Diversified Financial Services — 0.8%
Compass Diversified Holdings	480,000	8,404,800
PHH Corp.(1)	270,000	6,037,200
		14,442,000
Electric Utilities — 2.2%
ALLETE, Inc.	295,000	13,095,050
Cleco Corp.	75,000	3,611,250
El Paso Electric Co.	230,000	8,406,500
Great Plains Energy, Inc.	185,000	4,471,450
Portland General Electric Co.	235,000	7,548,200

8

	Shares	Value
UIL Holdings Corp.	110,000	$3,894,000
		41,026,450
Electrical Equipment — 0.4%
Generac Holdings, Inc.(1)	70,000	2,837,800
GrafTech International Ltd.(1)	1,140,000	5,221,200
		8,059,000
Electronic Equipment, Instruments and Components — 1.0%
Ingram Micro, Inc., Class A(1)	385,000	9,936,850
TTM Technologies, Inc.(1)	860,000	5,856,600
Vishay Intertechnology, Inc.	260,000	3,715,400
		19,508,850
Energy Equipment and Services — 1.9%
Bristow Group, Inc.	60,000	4,032,000
Forum Energy Technologies, Inc.(1)	190,000	5,815,900
Gulfmark Offshore, Inc., Class A	185,000	5,799,750
Helix Energy Solutions Group, Inc.(1)	100,000	2,206,000
Hornbeck Offshore Services, Inc.(1)	165,000	5,400,450
Matrix Service Co.(1)	255,000	6,150,600
Tetra Technologies, Inc.(1)	335,000	3,624,700
Willbros Group, Inc.(1)	415,000	3,456,950
		36,486,350
Food and Staples Retailing — 0.5%
Village Super Market, Inc., Class A	250,000	5,695,000
Weis Markets, Inc.	95,000	3,707,850
		9,402,850
Food Products — 0.3%
Snyders-Lance, Inc.	119,240	3,159,860
TreeHouse Foods, Inc.(1)	39,747	3,199,633
		6,359,493
Gas Utilities — 1.3%
Laclede Group, Inc. (The)	350,000	16,240,000
ONE Gas, Inc.	220,000	7,535,000
		23,775,000
Health Care Equipment and Supplies — 2.4%
Haemonetics Corp.(1)	650,000	22,698,000
Hill-Rom Holdings, Inc.	90,000	3,728,700
Integra LifeSciences Holdings Corp.(1)	85,000	4,219,400
Orthofix International NV(1)	130,000	4,024,800
Utah Medical Products, Inc.(2)	220,947	10,773,376
		45,444,276
Health Care Providers and Services — 1.9%
AMN Healthcare Services, Inc.(1)	715,000	11,225,500
Hanger, Inc.(1)	365,000	7,489,800
HealthSouth Corp.	80,000	2,952,000
Magellan Health, Inc.(1)	89,430	4,894,504
National Healthcare Corp.	70,000	3,885,700
WellCare Health Plans, Inc.(1)	95,000	5,732,300
		36,179,804

9

	Shares	Value
Health Care Technology — 0.4%
MedAssets, Inc.(1)	344,978	$7,147,944
Hotels, Restaurants and Leisure — 1.9%
ClubCorp Holdings, Inc.	500,000	9,915,000
Einstein Noah Restaurant Group, Inc.	380,000	7,660,800
Papa Murphy's Holdings, Inc.(1)	415,000	4,233,000
Red Robin Gourmet Burgers, Inc.(1)	215,000	12,233,500
Scientific Games Corp., Class A(1)	165,000	1,777,050
		35,819,350
Household Durables — 1.3%
Cavco Industries, Inc.(1)	190,000	12,920,000
Century Communities, Inc.(1)	220,000	3,817,000
Libbey, Inc.(1)	290,000	7,615,400
		24,352,400
Household Products — 0.2%
Central Garden and Pet Co.(1)	515,000	4,140,600
Insurance — 4.2%
American Equity Investment Life Holding Co.	115,016	2,631,566
Argo Group International Holdings Ltd.	125,000	6,288,750
Aspen Insurance Holdings Ltd.	190,000	8,126,300
Baldwin & Lyons, Inc., Class B	440,000	10,868,000
CNO Financial Group, Inc.	435,000	7,377,600
Endurance Specialty Holdings Ltd.	185,000	10,208,300
Hanover Insurance Group, Inc. (The)	64,589	3,967,057
HCC Insurance Holdings, Inc.	120,000	5,794,800
Infinity Property & Casualty Corp.	60,000	3,840,600
Platinum Underwriters Holdings Ltd.	55,000	3,347,850
Selective Insurance Group, Inc.	135,000	2,988,900
Symetra Financial Corp.	185,000	4,316,050
United Fire Group, Inc.	175,012	4,860,083
Validus Holdings Ltd.	105,000	4,109,700
		78,725,556
Internet and Catalog Retail — 0.5%
Shutterfly, Inc.(1)	175,000	8,529,500
IT Services — 2.0%
EVERTEC, Inc.	1,090,000	24,350,600
MoneyGram International, Inc.(1)	705,000	8,840,700
SYKES Enterprises, Inc.(1)	220,000	4,395,600
		37,586,900
Leisure Products — 0.2%
Malibu Boats, Inc.(1)	180,000	3,333,600
Machinery — 4.3%
Albany International Corp., Class A	550,000	18,722,000
Briggs & Stratton Corp.	305,000	5,496,100
Dynamic Materials Corp.	430,000	8,191,500

10

	Shares	Value
EnPro Industries, Inc.(1)	150,000	$9,079,500
Global Brass & Copper Holdings, Inc.(2)	1,380,000	20,244,600
Hardinge, Inc.	172,641	1,888,693
Kadant, Inc.	180,000	7,029,000
Kennametal, Inc.	235,000	9,707,850
		80,359,243
Media — 3.6%
Cumulus Media, Inc., Class A(1)	3,650,000	14,709,500
Entercom Communications Corp., Class A(1)	1,270,000	10,198,100
Entravision Communications Corp., Class A(2)	5,950,000	23,562,000
Harte-Hanks, Inc.	253,879	1,617,209
Journal Communications, Inc., Class A(1)	380,000	3,203,400
Nexstar Broadcasting Group, Inc., Class A	200,000	8,084,000
Townsquare Media, Inc.(1)(2)	455,000	5,469,100
		66,843,309
Metals and Mining — 2.1%
AM Castle & Co.(1)	780,000	6,661,200
Compass Minerals International, Inc.	120,000	10,113,600
Haynes International, Inc.	285,000	13,107,150
Horsehead Holding Corp.(1)	595,000	9,835,350
		39,717,300
Multi-Utilities — 1.7%
Avista Corp.	285,000	8,701,050
Black Hills Corp.	160,000	7,660,800
NorthWestern Corp.	330,000	14,968,800
		31,330,650
Oil, Gas and Consumable Fuels — 5.1%
Aegean Marine Petroleum Network, Inc.	725,000	6,648,250
Alon USA Energy, Inc.	500,000	7,180,000
Ardmore Shipping Corp.	875,000	9,537,500
Delek US Holdings, Inc.	170,000	5,630,400
Energy XXI Bermuda Ltd.	320,000	3,632,000
Hugoton Royalty Trust	265,206	2,378,898
Jones Energy, Inc.(1)	239,122	4,490,711
Nordic American Tanker Shipping Ltd.	450,000	3,577,500
Northern Tier Energy LP	500,000	11,675,000
Pacific Coast Oil Trust	570,000	5,842,500
PBF Energy, Inc., Class A	145,000	3,480,000
PDC Energy, Inc.(1)	75,000	3,771,750
Penn Virginia Corp.(1)	600,000	7,626,000
Rosetta Resources, Inc.(1)	110,000	4,901,600
Scorpio Tankers, Inc.	750,000	6,232,500
Vaalco Energy, Inc.(1)	611,291	5,195,973
Western Refining, Inc.	120,000	5,038,800
		96,839,382
Paper and Forest Products — 0.5%
Clearwater Paper Corp.(1)	45,000	2,704,950
11

	Shares	Value
KapStone Paper and Packaging Corp.(1)	255,000	$7,132,350
		9,837,300
Pharmaceuticals — 0.3%
Catalent, Inc.(1)	260,000	6,507,800
Professional Services — 1.6%
CDI Corp.	630,000	9,147,600
Kforce, Inc.	750,000	14,677,500
On Assignment, Inc.(1)	225,000	6,041,250
		29,866,350
Real Estate Investment Trusts (REITs) — 12.5%
American Campus Communities, Inc.	180,000	6,561,000
Apollo Commercial Real Estate Finance, Inc.	500,000	7,855,000
Armada Hoffler Properties, Inc.	813,654	7,387,978
Associated Estates Realty Corp.	395,000	6,916,450
Blackstone Mortgage Trust, Inc., Class A	175,000	4,742,500
Campus Crest Communities, Inc.	1,495,000	9,568,000
Capstead Mortgage Corp.	490,000	5,997,600
CBL & Associates Properties, Inc.	270,000	4,833,000
CBS Outdoor Americas, Inc.	130,000	3,892,200
Chatham Lodging Trust	360,000	8,308,800
Chimera Investment Corp.	1,225,000	3,724,000
Colony Financial, Inc.	225,000	5,035,500
DiamondRock Hospitality Co.	380,000	4,818,400
EPR Properties	120,000	6,081,600
Excel Trust, Inc.	600,000	7,062,000
Hatteras Financial Corp.	400,000	7,184,000
Hersha Hospitality Trust	450,000	2,866,500
Highwoods Properties, Inc.	165,000	6,418,500
LaSalle Hotel Properties	255,000	8,731,200
Lexington Realty Trust	565,000	5,531,350
Mack-Cali Realty Corp.	270,000	5,159,700
Medical Properties Trust, Inc.	570,000	6,988,200
MFA Financial, Inc.	1,225,000	9,530,500
New Residential Investment Corp.	825,000	4,809,750
Pennsylvania Real Estate Investment Trust	280,000	5,583,200
PennyMac Mortgage Investment Trust	320,000	6,857,600
Rexford Industrial Realty, Inc.	200,000	2,768,000
RLJ Lodging Trust	125,000	3,558,750
Rouse Properties, Inc.	580,000	9,378,600
Sabra Health Care REIT, Inc.	160,168	3,895,286
Summit Hotel Properties, Inc.	965,000	10,402,700
Sun Communities, Inc.	120,007	6,060,354
Sunstone Hotel Investors, Inc.	650,000	8,983,000
Two Harbors Investment Corp.	925,000	8,944,750
Urstadt Biddle Properties, Inc., Class A	510,000	10,353,000
Washington Real Estate Investment Trust	300,000	7,614,000
		234,402,968

12

	Shares	Value
Road and Rail — 0.5%
Celadon Group, Inc.	185,000	$3,598,250
Marten Transport Ltd.	350,000	6,233,500
		9,831,750
Semiconductors and Semiconductor Equipment — 3.2%
Exar Corp.(1)	1,535,000	13,738,250
Fairchild Semiconductor International, Inc.(1)	650,000	10,094,500
Kulicke & Soffa Industries, Inc.(1)	790,000	11,241,700
MKS Instruments, Inc.	175,000	5,841,500
Nanometrics, Inc.(1)	330,000	4,983,000
Semtech Corp.(1)	420,000	11,403,000
Spansion, Inc., Class A(1)	150,000	3,418,500
		60,720,450
Software — 2.0%
AVG Technologies NV(1)	175,000	2,901,500
BroadSoft, Inc.(1)	330,000	6,943,200
Compuware Corp.	470,000	4,986,700
Mentor Graphics Corp.	1,125,000	23,056,875
		37,888,275
Specialty Retail — 1.0%
Destination Maternity Corp.	370,000	5,712,800
MarineMax, Inc.(1)	205,000	3,454,250
Michaels Cos., Inc. (The)(1)	125,000	2,185,000
Penske Automotive Group, Inc.	185,000	7,509,150
		18,861,200
Technology Hardware, Storage and Peripherals — 0.5%
Silicon Graphics International Corp.(1)	985,000	9,091,550
Textiles, Apparel and Luxury Goods — 1.4%
Culp, Inc.(2)	640,000	11,616,000
Movado Group, Inc.	465,000	15,372,900
		26,988,900
Thrifts and Mortgage Finance — 1.5%
Astoria Financial Corp.	595,000	7,372,050
Dime Community Bancshares, Inc.	485,000	6,984,000
Oritani Financial Corp.	615,000	8,665,350
Radian Group, Inc.	375,000	5,347,500
		28,368,900
Trading Companies and Distributors — 0.3%
Kaman Corp.	125,000	4,912,500
Water Utilities — 0.3%
Artesian Resources Corp., Class A	270,000	5,437,800
TOTAL COMMON STOCKS (Cost $1,717,398,131)		1,818,472,379

13

	Shares	Value
EXCHANGE-TRADED FUNDS — 0.7%
iShares Russell 2000 Index Fund	50,000	$5,467,500
iShares Russell 2000 Value Index Fund	80,000	7,484,800
TOTAL EXCHANGE-TRADED FUNDS (Cost $13,340,028)		12,952,300
CONVERTIBLE PREFERRED STOCKS — 0.3%
Household Durables — 0.3%
Beazer Homes USA, Inc., 7.50%, 7/15/15 (Cost $6,552,812)	250,000	6,762,500
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25% - 3.125%, 11/30/15 - 5/15/19, valued at $6,940,393), in a joint trading account at 0.00%, dated 9/30/14, due 10/1/14 (Delivery value $6,801,292)		6,801,292
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.375%, 8/31/15, valued at $5,554,348), in a joint trading account at 0.01%, dated 9/30/14, due 10/1/14 (Delivery value $5,441,036)		5,441,034
SSgA U.S. Government Money Market Fund, Class N	12,812,331	12,812,331
TOTAL TEMPORARY CASH INVESTMENTS (Cost $25,054,657)		25,054,657
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $1,762,345,628)		1,863,241,836
OTHER ASSETS AND LIABILITIES — 1.0%		17,919,000
TOTAL NET ASSETS — 100.0%		$1,881,160,836

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

SEPTEMBER 30, 2014 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $1,701,390,371)	$1,791,576,760
Investment securities - affiliated, at value (cost of $60,955,257)	71,665,076
Total investment securities, at value (cost of $1,762,345,628)	1,863,241,836
Cash	20,712,141
Receivable for investments sold	15,978,452
Receivable for capital shares sold	1,382,480
Dividends and interest receivable	4,119,227
1,905,434,136

Liabilities
Payable for investments purchased	16,837,418
Payable for capital shares redeemed	5,459,287
Accrued management fees	1,892,121
Distribution and service fees payable	84,474
24,273,300

Net Assets	$1,881,160,836

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,537,067,848
Undistributed net investment income	913,859
Undistributed net realized gain	242,282,921
Net unrealized appreciation	100,896,208
$1,881,160,836

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$796,726,868	86,257,101	$9.24
Institutional Class, $0.01 Par Value	$680,943,603	73,300,526	$9.29
A Class, $0.01 Par Value	$380,069,738	41,392,660	$9.18*
C Class, $0.01 Par Value	$117,908	13,023	$9.05
R Class, $0.01 Par Value	$4,446,879	484,323	$9.18
R6 Class, $0.01 Par Value	$18,855,840	2,028,992	$9.29
*Maximum offering price $9.74 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $855,955 from affiliates and net of foreign taxes withheld of $12,800)	$18,179,582
Interest	2,292
18,181,874

Expenses:
Management fees	12,243,096
Distribution and service fees:
A Class	522,653
C Class	600
R Class	11,484
Directors' fees and expenses	37,559
12,815,392

Net investment income (loss)	5,366,482

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (including $2,819,412 from affiliates) (Note 4)	129,963,661
Change in net unrealized appreciation (depreciation) on investments	(266,616,253)

Net realized and unrealized gain (loss)	(136,652,592)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(131,286,110)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED) AND YEAR ENDED MARCH 31, 2014
Increase (Decrease) in Net Assets	September 30, 2014	March 31, 2014
Operations
Net investment income (loss)	$5,366,482	$13,845,710
Net realized gain (loss)	129,963,661	394,856,292
Change in net unrealized appreciation (depreciation)	(266,616,253)	44,626,271
Net increase (decrease) in net assets resulting from operations	(131,286,110)	453,328,273

Distributions to Shareholders
From net investment income:
Investor Class	(1,526,599)	(7,745,885)
Institutional Class	(2,277,693)	(8,111,524)
A Class	(20,976)	(2,702,518)
C Class	—	(191)
R Class	—	(16,987)
R6 Class	(84,815)	(3,596)
From net realized gains:
Investor Class	—	(135,335,145)
Institutional Class	—	(127,831,380)
A Class	—	(62,409,071)
C Class	—	(13,353)
R Class	—	(622,647)
R6 Class	—	(172,517)
Decrease in net assets from distributions	(3,910,083)	(344,964,814)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(258,362,237)	145,484,489

Net increase (decrease) in net assets	(393,558,430)	253,847,948

Net Assets
Beginning of period	2,274,719,266	2,020,871,318
End of period	$1,881,160,836	$2,274,719,266

Undistributed (distributions in excess of) net investment income	$913,859	$(542,540)

See Notes to Financial Statements.

17

Notes to Financial Statements

SEPTEMBER 30, 2014 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

18

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.05% for the Institutional Class and 0.65% to 0.90% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2014 was 1.22% for the Investor Class, A Class, C Class, and R Class, 1.02% for the Institutional Class and 0.87% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the six months ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2014 were $874,921,705 and $1,158,011,456, respectively.

For the six months ended September 30, 2014, the fund incurred net realized gains of $1,165,238 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	420,000,000		420,000,000
Sold	3,410,274	$33,036,947	13,566,550	$132,667,306
Issued in reinvestment of distributions	147,930	1,440,828	14,255,163	134,652,107
Redeemed	(13,303,836)	(129,498,530)	(26,442,350)	(259,108,799)
	(9,745,632)	(95,020,755)	1,379,363	8,210,614
Institutional Class/Shares Authorized	320,000,000		300,000,000
Sold	6,430,250	63,136,177	23,381,664	231,675,597
Issued in reinvestment of distributions	200,118	1,959,151	13,252,482	125,996,045
Redeemed	(21,310,635)	(208,014,706)	(24,646,355)	(245,750,266)
	(14,680,267)	(142,919,378)	11,987,791	111,921,376
A Class/Shares Authorized	200,000,000		200,000,000
Sold	2,322,644	22,372,677	4,681,855	45,188,046
Issued in reinvestment of distributions	2,145	20,771	6,867,659	64,433,207
Redeemed	(5,140,819)	(49,811,153)	(10,039,788)	(98,404,207)
	(2,816,030)	(27,417,705)	1,509,726	11,217,046
C Class/Shares Authorized	5,000,000		5,000,000
Sold	1,588	15,118	6,647	65,974
Issued in reinvestment of distributions	—	—	1,457	13,544
Redeemed	(284)	(2,729)	(4,934)	(48,607)
	1,304	12,389	3,170	30,911
R Class/Shares Authorized	5,000,000		5,000,000
Sold	64,311	616,242	111,168	1,100,954
Issued in reinvestment of distributions	—	—	68,139	639,634
Redeemed	(39,730)	(380,379)	(92,892)	(902,668)
	24,581	235,863	86,415	837,920
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	844,750	8,376,120	1,377,967	13,535,144
Issued in reinvestment of distributions	8,655	84,815	18,530	176,113
Redeemed	(175,055)	(1,713,586)	(45,855)	(444,635)
	678,350	6,747,349	1,350,642	13,266,622
Net increase (decrease)	(26,537,694)	$(258,362,237)	16,317,107	$145,484,489

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2014 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Culp, Inc.	$11,449,200	$1,345,793	$248,273	$2,283	$311,500	$11,616,000
Entravision Communications Corp., Class A	26,565,500	11,169,342	1,396,963	17,225	263,518	23,562,000
Global Brass & Copper Holdings, Inc.	19,475,950	4,152,860	2,185,120	(208,879)	96,623	20,244,600
Multi-Color Corp.(1)	31,475,010	1,845,548	12,003,801	2,919,642	82,250	(1)
Townsquare Media, Inc.(2)	—	6,678,974	1,760,401	64,695	—	5,469,100
Utah Medical Products, Inc.	9,541,950	2,982,064	94,156	24,446	102,064	10,773,376
	$98,507,610	$28,174,581	$17,688,714	$2,819,412	$855,955	$71,665,076

(1) Company was not an affiliate at September 30, 2014.
(2) Non-income producing.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,818,472,379	—	—
Exchange-Traded Funds	12,952,300	—	—
Convertible Preferred Stocks	—	$6,762,500	—
Temporary Cash Investments	12,812,331	12,242,326	—
	$1,844,237,010	$19,004,826	—

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8. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,787,686,170
Gross tax appreciation of investments	$184,167,797
Gross tax depreciation of investments	(108,612,131)
Net tax appreciation (depreciation) of investments	$75,555,666

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014(4)	$9.88	0.02	(0.64)	(0.62)	(0.02)	—	(0.02)	$9.24	(6.31)%	1.23%(5)	0.47%(5)	42%	$796,727
2014	$9.45	0.06	2.04	2.10	(0.08)	(1.59)	(1.67)	$9.88	23.27%	1.22%	0.62%	111%	$948,338
2013	$8.61	0.10	1.25	1.35	(0.12)	(0.39)	(0.51)	$9.45	16.58%	1.25%	1.17%	126%	$894,194
2012	$9.48	0.10	(0.30)	(0.20)	(0.07)	(0.60)	(0.67)	$8.61	(1.39)%	1.24%	1.14%	120%	$880,194
2011	$8.02	0.09	1.43	1.52	(0.06)	—	(0.06)	$9.48	19.06%	1.24%	1.03%	99%	$1,096,617
2010	$4.70	0.11	3.33	3.44	(0.12)	—	(0.12)	$8.02	73.93%	1.25%	1.60%	104%	$885,942
Institutional Class
2014(4)	$9.94	0.03	(0.65)	(0.62)	(0.03)	—	(0.03)	$9.29	(6.24)%	1.03%(5)	0.67%(5)	42%	$680,944
2014	$9.50	0.08	2.05	2.13	(0.10)	(1.59)	(1.69)	$9.94	23.45%	1.02%	0.82%	111%	$874,415
2013	$8.65	0.12	1.26	1.38	(0.14)	(0.39)	(0.53)	$9.50	16.89%	1.05%	1.37%	126%	$721,572
2012	$9.52	0.11	(0.30)	(0.19)	(0.08)	(0.60)	(0.68)	$8.65	(1.20)%	1.04%	1.34%	120%	$742,867
2011	$8.05	0.10	1.44	1.54	(0.07)	—	(0.07)	$9.52	19.30%	1.04%	1.23%	99%	$861,881
2010	$4.71	0.12	3.35	3.47	(0.13)	—	(0.13)	$8.05	74.47%	1.05%	1.80%	104%	$654,738

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(6)
2014(4)	$9.81	0.01	(0.64)	(0.63)	—(7)	—	—(7)	$9.18	(6.42)%	1.48%(5)	0.22%(5)	42%	$380,070
2014	$9.40	0.04	2.02	2.06	(0.06)	(1.59)	(1.65)	$9.81	22.92%	1.47%	0.37%	111%	$433,905
2013	$8.57	0.08	1.24	1.32	(0.10)	(0.39)	(0.49)	$9.40	16.19%	1.50%	0.92%	126%	$401,510
2012	$9.44	0.08	(0.30)	(0.22)	(0.05)	(0.60)	(0.65)	$8.57	(1.56)%	1.49%	0.89%	120%	$432,711
2011	$8.00	0.06	1.43	1.49	(0.05)	—	(0.05)	$9.44	18.63%	1.49%	0.78%	99%	$516,974
2010	$4.69	0.09	3.32	3.41	(0.10)	—	(0.10)	$8.00	73.53%	1.50%	1.35%	104%	$434,413
C Class
2014(4)	$9.71	(0.02)	(0.64)	(0.66)	—	—	—	$9.05	(6.80)%	2.23%(5)	(0.53)%(5)	42%	$118
2014	$9.35	(0.04)	2.01	1.97	(0.02)	(1.59)	(1.61)	$9.71	21.94%	2.22%	(0.38)%	111%	$114
2013	$8.53	0.01	1.24	1.25	(0.04)	(0.39)	(0.43)	$9.35	15.35%	2.25%	0.17%	126%	$80
2012	$9.43	0.02	(0.30)	(0.28)	(0.02)	(0.60)	(0.62)	$8.53	(2.30)%	2.24%	0.14%	120%	$77
2011	$8.01	0.01	1.42	1.43	(0.01)	—	(0.01)	$9.43	17.85%	2.24%	0.03%	99%	$59
2010(8)	$7.60	—(7)	0.41	0.41	—	—	—	$8.01	5.39%	2.25%(5)	0.72%(5)	104%(9)	$26
R Class
2014(4)	$9.83	—(7)	(0.65)	(0.65)	—	—	—	$9.18	(6.61)%	1.73%(5)	(0.03)%(5)	42%	$4,447
2014	$9.42	0.01	2.03	2.04	(0.04)	(1.59)	(1.63)	$9.83	22.64%	1.72%	0.12%	111%	$4,517
2013	$8.58	0.06	1.25	1.31	(0.08)	(0.39)	(0.47)	$9.42	15.98%	1.75%	0.67%	126%	$3,516
2012	$9.46	0.05	(0.29)	(0.24)	(0.04)	(0.60)	(0.64)	$8.58	(1.80)%	1.74%	0.64%	120%	$3,245
2011	$8.02	0.06	1.41	1.47	(0.03)	—	(0.03)	$9.46	18.36%	1.73%	0.54%	99%	$4,939
2010(8)	$7.60	0.01	0.41	0.42	—	—	—	$8.02	5.53%	1.75%(5)	1.22%(5)	104%(9)	$26

25

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2014(4)	$9.94	0.04	(0.65)	(0.61)	(0.04)	—	(0.04)	$9.29	(6.15)%	0.88%(5)	0.82%(5)	42%	$18,856
2014(11)	$10.38	0.07	1.14	1.21	(0.06)	(1.59)	(1.65)	$9.94	12.46%	0.87%(5)	1.06%(5)	111%(10)	$13,430

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Six months ended September 30, 2014 (unaudited).

(5)	Annualized.

(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(7)	Per-share amount was less than $0.005.

(8)	March 1, 2010 (commencement of sale) through March 31, 2010.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

(11)	July 26, 2013 (commencement of sale) through March 31, 2014.

See Notes to Financial Statements.

26

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

28

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

29

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-83896 1411

SEMIANNUAL REPORT	SEPTEMBER 30, 2014

Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2014. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Mostly Positive Period for U.S. Government Bonds and Large-Cap Stocks, With Defensive Undertones

After experiencing a harsh U.S. winter, weaker-than-expected global economic conditions, and geopolitical turmoil in many regions, it’s not surprising that investors displayed defensive tendencies during this reporting period. The U.S. dollar, the U.S. Treasury market, and large-cap U.S. stocks benefited from “flight to quality” capital flows during 2014 as negative headlines emanated from some key emerging markets and the European economy. The 30-year U.S. Treasury bond was one of the top performers for the period, returning 8.74%, according to Barclays, on strong demand from institutions and non-U.S. investors, attracted by its relatively high yield compared with similar “safe haven” sovereign bond yields in other developed countries.

The S&P 500 Index advanced 6.42%, leading most other U.S. and non-U.S. equity indices. Large-cap U.S. growth stocks generally outperformed large-cap U.S. value, but both advanced, as well as relatively more defensive, more yield-oriented U.S. stock sectors such as utilities and REITs (real estate investment trusts). By contrast, small-cap stocks in the U.S. and non-U.S. developed country stocks across all capitalizations generally retreated. The Russell 2000 Index and the MSCI EAFE Index posted negative returns of -5.46% and -2.03%, respectively, in U.S. dollar terms, the latter affected in part by non-U.S. currency weakness compared with the dollar.

Global economic and geopolitical uncertainties could continue to support the relative appeal of the U.S. dollar and other U.S assets in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of September 30, 2014
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	5.42%	18.27%	14.50%	7.65%	10.14%	9/1/93
Russell 1000 Value Index	—	4.90%	18.89%	15.25%	7.83%	9.58%	—
S&P 500 Index	—	6.42%	19.73%	15.69%	8.10%	9.21%	—
Institutional Class	AVLIX	5.52%	18.48%	14.75%	7.85%	7.99%	7/31/97
A Class(2)	TWADX						10/2/96
No sales charge*		5.30%	17.84%	14.24%	7.37%	8.68%
With sales charge*		-0.81%	11.11%	12.89%	6.73%	8.32%
B Class	ACBVX						1/31/03
No sales charge*		4.92%	17.11%	13.35%	6.57%	8.58%
With sales charge*		-0.08%	13.11%	13.23%	6.57%	8.58%
C Class	ACLCX						6/4/01
No sales charge*		4.83%	17.11%	13.37%	6.58%	6.30%
With sales charge*		3.83%	17.11%	13.37%	6.58%	6.30%
R Class	AVURX	5.16%	17.68%	13.94%	—	6.47%	7/29/05
R6 Class	AVUDX	5.60%	18.66%	—	—	13.89%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.98%	0.78%	1.23%	1.98%	1.98%	1.48%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Fund Characteristics

SEPTEMBER 30, 2014
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.2%
General Electric Co.	3.2%
Pfizer, Inc.	3.0%
Procter & Gamble Co. (The)	2.8%
Chevron Corp.	2.8%
JPMorgan Chase & Co.	2.6%
Wells Fargo & Co.	2.5%
AT&T, Inc.	2.0%
Republic Services, Inc.	2.0%
Johnson & Johnson	1.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	15.3%
Banks	11.2%
Pharmaceuticals	6.9%
Insurance	4.5%
Commercial Services and Supplies	4.2%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.8%
Foreign Common Stocks*	6.4%
Total Common Stocks	97.2%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	1.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1)4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,054.20	$4.94	0.96%
Institutional Class	$1,000	$1,055.20	$3.92	0.76%
A Class	$1,000	$1,053.00	$6.23	1.21%
B Class	$1,000	$1,049.20	$10.07	1.96%
C Class	$1,000	$1,048.30	$10.06	1.96%
R Class	$1,000	$1,051.60	$7.51	1.46%
R6 Class	$1,000	$1,056.00	$3.14	0.61%
Hypothetical
Investor Class	$1,000	$1,020.26	$4.86	0.96%
Institutional Class	$1,000	$1,021.26	$3.85	0.76%
A Class	$1,000	$1,019.00	$6.12	1.21%
B Class	$1,000	$1,015.24	$9.90	1.96%
C Class	$1,000	$1,015.24	$9.90	1.96%
R Class	$1,000	$1,017.75	$7.39	1.46%
R6 Class	$1,000	$1,022.01	$3.09	0.61%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

SEPTEMBER 30, 2014 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 97.2%
Aerospace and Defense — 1.4%
BAE Systems plc	1,885,040	$14,408,724
Boeing Co. (The)	125,704	16,012,176
Exelis, Inc.	165,584	2,738,759
Textron, Inc.	521,250	18,759,787
		51,919,446
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., Class B	118,032	11,601,365
Airlines — 0.2%
Japan Airlines Co. Ltd.	320,412	8,764,404
Automobiles — 1.2%
General Motors Co.	784,656	25,061,913
Honda Motor Co., Ltd.	546,000	18,917,711
		43,979,624
Banks — 11.2%
Bank of America Corp.	1,930,940	32,922,527
Bank of Hawaii Corp.	133,450	7,581,295
BB&T Corp.	254,120	9,455,805
BOK Financial Corp.	199,450	13,259,436
Commerce Bancshares, Inc.	534,109	23,845,296
Cullen/Frost Bankers, Inc.	166,766	12,759,267
Investors Bancorp, Inc.	402,538	4,077,710
JPMorgan Chase & Co.	1,551,231	93,446,155
M&T Bank Corp.	173,270	21,362,458
PNC Financial Services Group, Inc. (The)	476,493	40,778,271
U.S. Bancorp	1,364,372	57,071,681
Wells Fargo & Co.	1,720,068	89,219,927
		405,779,828
Beverages — 0.2%
PepsiCo, Inc.	90,700	8,443,263
Capital Markets — 3.8%
Franklin Resources, Inc.	233,690	12,761,811
Goldman Sachs Group, Inc. (The)	112,274	20,610,138
LPL Financial Holdings, Inc.	310,880	14,316,024
Northern Trust Corp.	979,944	66,665,591
State Street Corp.	304,205	22,392,530
		136,746,094
Commercial Services and Supplies — 4.2%
ADT Corp. (The)	883,082	31,314,088
Republic Services, Inc.	1,809,687	70,613,987
Tyco International Ltd.	620,552	27,658,002
Waste Management, Inc.	456,361	21,690,838
		151,276,915

	Shares	Value
Communications Equipment — 2.0%
Cisco Systems, Inc.	2,634,749	$66,316,632
QUALCOMM, Inc.	96,980	7,251,195
		73,567,827
Consumer Finance — 0.2%
Synchrony Financial(1)	335,707	8,241,607
Containers and Packaging — 0.6%
Bemis Co., Inc.	325,768	12,385,700
Sonoco Products Co.	196,380	7,715,770
		20,101,470
Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class A(1)	209	43,242,100
Berkshire Hathaway, Inc., Class B(1)	142,050	19,622,787
		62,864,887
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	2,053,330	72,359,349
CenturyLink, Inc.	405,819	16,593,939
		88,953,288
Electric Utilities — 2.5%
Great Plains Energy, Inc.	1,024,336	24,758,201
Southern Co. (The)	346,208	15,111,979
Westar Energy, Inc.	662,888	22,617,739
Xcel Energy, Inc.	871,655	26,498,312
		88,986,231
Electrical Equipment — 0.3%
Emerson Electric Co.	183,740	11,498,449
Food and Staples Retailing — 2.4%
Sysco Corp.	754,633	28,638,322
Wal-Mart Stores, Inc.	773,821	59,174,092
		87,812,414
Food Products — 2.1%
ConAgra Foods, Inc.	541,880	17,903,715
Danone SA	174,521	11,682,728
J.M. Smucker Co. (The)	91,480	9,055,605
Kellogg Co.	178,838	11,016,421
Mondelez International, Inc., Class A	720,506	24,688,138
		74,346,607
Gas Utilities — 0.5%
Laclede Group, Inc. (The)	376,069	17,449,602
Health Care Equipment and Supplies — 4.2%
Boston Scientific Corp.(1)	1,550,168	18,307,484
CareFusion Corp.(1)	932,366	42,189,562
Covidien plc	125,276	10,837,627
Medtronic, Inc.	693,875	42,985,556
Stryker Corp.	301,420	24,339,665
Zimmer Holdings, Inc.	124,082	12,476,445
		151,136,339

	Shares	Value
Health Care Providers and Services — 1.7%
LifePoint Hospitals, Inc.(1)	261,178	$18,070,906
UnitedHealth Group, Inc.	484,875	41,820,469
		59,891,375
Hotels, Restaurants and Leisure — 1.4%
Carnival Corp.	400,153	16,074,146
International Game Technology	780,510	13,167,204
International Speedway Corp., Class A	466,253	14,752,245
Speedway Motorsports, Inc.	341,694	5,829,299
		49,822,894
Household Products — 2.8%
Procter & Gamble Co. (The)	1,216,150	101,840,401
Industrial Conglomerates — 4.1%
General Electric Co.	4,528,417	116,018,044
Koninklijke Philips Electronics NV	1,019,630	32,537,382
		148,555,426
Insurance — 4.5%
ACE Ltd.	223,881	23,478,400
Aflac, Inc.	310,983	18,114,760
Brown & Brown, Inc.	234,318	7,533,324
Chubb Corp. (The)	271,804	24,755,908
HCC Insurance Holdings, Inc.	498,199	24,058,030
MetLife, Inc.	474,068	25,466,933
Reinsurance Group of America, Inc.	232,673	18,644,088
Travelers Cos., Inc. (The)	134,127	12,599,890
Unum Group	262,750	9,033,345
		163,684,678
IT Services — 0.2%
Teradata Corp.(1)	156,020	6,540,358
Life Sciences Tools and Services — 0.3%
Waters Corp.(1)	88,930	8,814,742
Media — 0.6%
Markit Ltd.(1)	542,323	12,663,242
Walt Disney Co. (The)	118,836	10,579,969
		23,243,211
Metals and Mining — 1.3%
Constellium NV, Class A(1)	616,950	15,183,139
Freeport-McMoRan, Inc.	511,988	16,716,408
Newmont Mining Corp.	211,875	4,883,719
Nucor Corp.	202,520	10,992,786
		47,776,052
Multi-Utilities — 1.4%
Consolidated Edison, Inc.	223,530	12,665,210
PG&E Corp.	805,290	36,270,261
		48,935,471

	Shares	Value
Multiline Retail — 0.9%
Target Corp.	529,793	$33,207,425
Oil, Gas and Consumable Fuels — 15.3%
Apache Corp.	408,962	38,389,263
Chevron Corp.	847,287	101,098,285
Devon Energy Corp.	320,148	21,827,691
Exxon Mobil Corp.	1,604,186	150,873,693
Imperial Oil Ltd.	1,178,556	55,678,734
Occidental Petroleum Corp.	637,153	61,262,261
Peabody Energy Corp.	1,085,920	13,443,689
Southwestern Energy Co.(1)	729,745	25,504,588
Total SA	783,181	50,894,192
Ultra Petroleum Corp.(1)	677,354	15,755,254
Williams Partners LP	338,737	17,969,998
		552,697,648
Pharmaceuticals — 6.9%
Hospira, Inc.(1)	206,878	10,763,862
Johnson & Johnson	656,769	70,005,008
Mallinckrodt plc(1)	53,110	4,787,866
Merck & Co., Inc.	907,957	53,823,691
Pfizer, Inc.	3,695,403	109,273,067
		248,653,494
Real Estate Investment Trusts (REITs) — 2.7%
Annaly Capital Management, Inc.	2,040,358	21,791,023
Capstead Mortgage Corp.	1,022,540	12,515,890
Corrections Corp. of America	809,349	27,809,232
Empire State Realty Trust, Inc.	820,729	12,327,349
Piedmont Office Realty Trust, Inc., Class A	1,369,765	24,162,655
		98,606,149
Road and Rail — 0.6%
Heartland Express, Inc.	329,820	7,902,487
Werner Enterprises, Inc.	606,948	15,295,090
		23,197,577
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	1,481,434	32,013,789
Broadcom Corp., Class A	264,800	10,703,216
Intel Corp.	1,704,337	59,345,014
Marvell Technology Group Ltd.	555,600	7,489,488
Maxim Integrated Products, Inc.	227,130	6,868,411
MKS Instruments, Inc.	301,990	10,080,426
Teradyne, Inc.	623,840	12,096,258
		138,596,602
Software — 1.6%
Microsoft Corp.	612,642	28,402,083
NICE Systems Ltd. ADR	390,350	15,922,376
Oracle Corp.	329,999	12,632,362
		56,956,821

	Shares	Value
Specialty Retail — 1.1%
CST Brands, Inc.	299,120	$10,753,364
Lowe's Cos., Inc.	512,674	27,130,708
		37,884,072
Technology Hardware, Storage and Peripherals — 3.4%
Apple, Inc.	266,700	26,870,025
EMC Corp.	1,054,235	30,846,916
Hewlett-Packard Co.	533,225	18,913,491
NetApp, Inc.	175,550	7,541,628
QLogic Corp.(1)	1,231,678	11,282,170
SanDisk Corp.	125,740	12,316,233
Western Digital Corp.	169,900	16,534,668
		124,305,131
Textiles, Apparel and Luxury Goods — 0.3%
Coach, Inc.	280,128	9,975,358
Thrifts and Mortgage Finance — 0.5%
People's United Financial, Inc.	1,206,480	17,457,766
Wireless Telecommunication Services — 0.3%
Rogers Communications, Inc., Class B	243,420	9,111,270
TOTAL COMMON STOCKS (Cost $2,762,497,028)		3,513,223,581
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25% - 3.125%, 11/30/15 - 5/15/19, valued at $15,474,890), in a joint trading account at 0.00%, dated 9/30/14, due 10/1/14 (Delivery value $15,164,739)		15,164,739
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.375%, 8/31/15, valued at $12,384,447), in a joint trading account at 0.01%, dated 9/30/14, due 10/1/14 (Delivery value $12,131,795)		12,131,792
SSgA U.S. Government Money Market Fund, Class N	28,615,091	28,615,091
TOTAL TEMPORARY CASH INVESTMENTS (Cost $55,911,622)		55,911,622
TOTAL INVESTMENT SECURITIES — 98.8% (Cost $2,818,408,650)		3,569,135,203
OTHER ASSETS AND LIABILITIES — 1.2%		43,880,002
TOTAL NET ASSETS — 100.0%		$3,613,015,205

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	49,332,121	CAD	54,701,182	JPMorgan Chase Bank N.A.	10/31/14	$524,463
EUR	3,808,018	USD	4,871,293	UBS AG	10/31/14	(60,676)
EUR	1,823,576	USD	2,312,531	UBS AG	10/31/14	(8,833)
USD	76,866,877	EUR	59,797,966	UBS AG	10/31/14	1,324,938
USD	1,985,732	EUR	1,557,046	UBS AG	10/31/14	18,737
GBP	748,395	USD	1,213,080	Credit Suisse AG	10/31/14	(125)
USD	12,098,543	GBP	7,395,989	Credit Suisse AG	10/31/14	111,551
USD	20,684,506	JPY	2,251,756,710	Credit Suisse AG	10/31/14	149,332
						$2,059,387

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2014 (UNAUDITED)
Assets
Investment securities, at value (cost of $2,818,408,650)	$3,569,135,203
Cash	46,133,465
Foreign currency holdings, at value (cost of $1,281,576)	1,249,674
Receivable for investments sold	6,622,573
Receivable for capital shares sold	2,544,942
Unrealized appreciation on forward foreign currency exchange contracts	2,129,021
Dividends and interest receivable	7,409,719
3,635,224,597

Liabilities
Payable for investments purchased	16,503,152
Payable for capital shares redeemed	2,837,265
Unrealized depreciation on forward foreign currency exchange contracts	69,634
Accrued management fees	2,681,374
Distribution and service fees payable	117,967
22,209,392

Net Assets	$3,613,015,205

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,719,531,856
Undistributed net investment income	4,781,847
Undistributed net realized gain	135,952,492
Net unrealized appreciation	752,749,010
$3,613,015,205

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,993,927,561	225,585,870	$8.84
Institutional Class, $0.01 Par Value	$1,161,992,353	131,266,404	$8.85
A Class, $0.01 Par Value	$357,802,926	40,501,331	$8.83*
B Class, $0.01 Par Value	$728,989	82,822	$8.80
C Class, $0.01 Par Value	$28,367,066	3,249,176	$8.73
R Class, $0.01 Par Value	$45,527,802	5,151,454	$8.84
R6 Class, $0.01 Par Value	$24,668,508	2,786,643	$8.85
*Maximum offering price $9.37 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $598,188)	$48,405,843
Interest	6,170
48,412,013

Expenses:
Management fees	16,787,911
Distribution and service fees:
A Class	459,587
B Class	3,984
C Class	138,109
R Class	104,580
Directors' fees and expenses	64,373
Other expenses	32
17,558,576

Net investment income (loss)	30,853,437

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	167,894,322
Futures contract transactions	1,474,326
Foreign currency transactions	6,756,908
176,125,556

Change in net unrealized appreciation (depreciation) on:
Investments	(11,161,503)
Translation of assets and liabilities in foreign currencies	2,342,720
(8,818,783)

Net realized and unrealized gain (loss)	167,306,773

Net Increase (Decrease) in Net Assets Resulting from Operations	$198,160,210

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED) AND YEAR ENDED MARCH 31, 2014
Increase (Decrease) in Net Assets	September 30, 2014	March 31, 2014
Operations
Net investment income (loss)	$30,853,437	$49,190,246
Net realized gain (loss)	176,125,556	273,664,999
Change in net unrealized appreciation (depreciation)	(8,818,783)	261,883,549
Net increase (decrease) in net assets resulting from operations	198,160,210	584,738,794

Distributions to Shareholders
From net investment income:
Investor Class	(20,248,182)	(33,537,749)
Institutional Class	(9,548,237)	(8,872,623)
A Class	(2,809,917)	(4,262,707)
B Class	(2,957)	(7,029)
C Class	(109,254)	(133,176)
R Class	(273,430)	(326,809)
R6 Class	(139,298)	(5,956)
Decrease in net assets from distributions	(33,131,275)	(47,146,049)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(137,428,468)	575,732,658

Net increase (decrease) in net assets	27,600,467	1,113,325,403

Net Assets
Beginning of period	3,585,414,738	2,472,089,335
End of period	$3,613,015,205	$3,585,414,738

Undistributed net investment income	$4,781,847	$7,059,685

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2014 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.65% to 0.80% for the Institutional Class and 0.50% to 0.65% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2014 was 0.96% for the Investor Class, A Class, B Class, C Class and R Class, 0.76% for the Institutional Class and 0.61% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the six months ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2014 were $857,494,502 and $971,805,863, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	21,455,780	$187,249,702	65,420,517	$508,106,147
Issued in reinvestment of distributions	2,243,480	19,871,261	4,054,379	31,621,188
Redeemed	(82,541,225)	(730,723,686)	(60,161,565)	(468,850,009)
	(58,841,965)	(523,602,723)	9,313,331	70,877,326
Institutional Class/Shares Authorized	350,000,000		250,000,000
Sold	52,479,106	463,622,093	79,698,575	607,014,116
Issued in reinvestment of distributions	1,072,825	9,537,883	1,130,497	8,848,720
Redeemed	(10,816,057)	(95,283,181)	(16,591,337)	(129,765,540)
	42,735,874	377,876,795	64,237,735	486,097,296
A Class/Shares Authorized	200,000,000		200,000,000
Sold	2,399,866	20,797,281	8,830,565	67,895,383
Issued in reinvestment of distributions	306,203	2,710,865	524,384	4,071,308
Redeemed	(5,073,846)	(44,435,717)	(8,023,845)	(62,285,375)
	(2,367,777)	(20,927,571)	1,331,104	9,681,316
B Class/Shares Authorized	5,000,000		5,000,000
Sold	5,155	45,669	15,226	116,591
Issued in reinvestment of distributions	302	2,666	790	6,041
Redeemed	(27,620)	(237,532)	(126,045)	(952,867)
	(22,163)	(189,197)	(110,029)	(830,235)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	301,652	2,594,226	1,174,748	8,905,205
Issued in reinvestment of distributions	10,907	95,392	14,559	111,658
Redeemed	(159,392)	(1,380,230)	(478,817)	(3,711,656)
	153,167	1,309,388	710,490	5,305,207
R Class/Shares Authorized	20,000,000		15,000,000
Sold	1,033,032	9,015,582	2,640,094	20,325,381
Issued in reinvestment of distributions	30,841	273,430	42,315	326,809
Redeemed	(296,115)	(2,557,203)	(2,562,556)	(18,944,713)
	767,758	6,731,809	119,853	1,707,477
R6 Class/Shares Authorized	10,000,000		50,000,000
Sold	2,619,901	23,200,151	371,909	2,905,068
Issued in reinvestment of distributions	15,583	139,298	721	5,956
Redeemed	(219,432)	(1,966,418)	(2,039)	(16,753)
	2,416,052	21,373,031	370,591	2,894,271
Net increase (decrease)	(15,159,054)	$(137,428,468)	75,973,075	$575,732,658

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$37,510,722	$14,408,724	—
Airlines	—	8,764,404	—
Automobiles	25,061,913	18,917,711	—
Food Products	62,663,879	11,682,728	—
Industrial Conglomerates	116,018,044	32,537,382	—
Oil, Gas and Consumable Fuels	446,124,722	106,572,926	—
Wireless Telecommunication Services	—	9,111,270	—
Other Industries	2,623,849,156	—	—
Temporary Cash Investments	28,615,091	27,296,531	—
	$3,339,843,527	$229,291,676	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,129,021	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(69,634)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund’s average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was 183,868,326 contracts.

Value of Derivative Instruments as of September 30, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$2,129,021	Unrealized depreciation on forward foreign currency exchange contracts	$69,634
Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,474,326	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	6,789,305	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$2,376,731
		$8,263,631		$2,376,731

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$2,876,184,917
Gross tax appreciation of investments	$725,680,144
Gross tax depreciation of investments	(32,729,858)
Net tax appreciation (depreciation) of investments	$692,950,286

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014(3)	$8.46	0.07	0.39	0.46	(0.08)	$8.84	5.42%	0.96%(4)	1.65%(4)	24%	$1,993,928
2014	$7.11	0.13	1.34	1.47	(0.12)	$8.46	20.82%	0.98%	1.60%	49%	$2,406,139
2013	$6.23	0.10	0.89	0.99	(0.11)	$7.11	16.08%	1.00%	1.65%	48%	$1,955,536
2012	$5.97	0.10	0.26	0.36	(0.10)	$6.23	6.22%	1.01%	1.70%	62%	$1,811,710
2011	$5.40	0.11	0.57	0.68	(0.11)	$5.97	12.84%	1.01%	2.05%	76%	$1,668,403
2010	$3.80	0.09	1.60	1.69	(0.09)	$5.40	44.84%	1.00%	1.97%	62%	$1,274,063
Institutional Class
2014(3)	$8.47	0.08	0.39	0.47	(0.09)	$8.85	5.52%	0.76%(4)	1.85%(4)	24%	$1,161,992
2014	$7.12	0.14	1.34	1.48	(0.13)	$8.47	21.03%	0.78%	1.80%	49%	$749,868
2013	$6.24	0.12	0.88	1.00	(0.12)	$7.12	16.29%	0.80%	1.85%	48%	$172,891
2012	$5.98	0.11	0.26	0.37	(0.11)	$6.24	6.42%	0.81%	1.90%	62%	$126,086
2011	$5.41	0.12	0.57	0.69	(0.12)	$5.98	13.05%	0.81%	2.25%	76%	$225,950
2010	$3.81	0.10	1.60	1.70	(0.10)	$5.41	45.01%	0.80%	2.17%	62%	$214,112

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014(3)	$8.45	0.06	0.39	0.45	(0.07)	$8.83	5.30%	1.21%(4)	1.40%(4)	24%	$357,803
2014	$7.10	0.11	1.34	1.45	(0.10)	$8.45	20.55%	1.23%	1.35%	49%	$362,439
2013	$6.23	0.09	0.87	0.96	(0.09)	$7.10	15.64%	1.25%	1.40%	48%	$295,085
2012	$5.97	0.08	0.27	0.35	(0.09)	$6.23	5.95%	1.26%	1.45%	62%	$255,777
2011	$5.40	0.10	0.57	0.67	(0.10)	$5.97	12.57%	1.26%	1.80%	76%	$214,896
2010	$3.80	0.08	1.60	1.68	(0.08)	$5.40	44.47%	1.25%	1.72%	62%	$119,363
B Class
2014(3)	$8.42	0.03	0.38	0.41	(0.03)	$8.80	4.92%	1.96%(4)	0.65%(4)	24%	$729
2014	$7.08	0.05	1.34	1.39	(0.05)	$8.42	19.65%	1.98%	0.60%	49%	$884
2013	$6.21	0.04	0.88	0.92	(0.05)	$7.08	14.86%	2.00%	0.65%	48%	$1,523
2012	$5.96	0.04	0.26	0.30	(0.05)	$6.21	5.14%	2.01%	0.70%	62%	$2,283
2011	$5.39	0.06	0.57	0.63	(0.06)	$5.96	11.87%	2.01%	1.05%	76%	$2,916
2010	$3.80	0.05	1.59	1.64	(0.05)	$5.39	43.21%	2.00%	0.97%	62%	$3,182
C Class
2014(3)	$8.36	0.03	0.37	0.40	(0.03)	$8.73	4.83%	1.96%(4)	0.65%(4)	24%	$28,367
2014	$7.03	0.05	1.33	1.38	(0.05)	$8.36	19.64%	1.98%	0.60%	49%	$25,869
2013	$6.16	0.04	0.88	0.92	(0.05)	$7.03	14.98%	2.00%	0.65%	48%	$16,761
2012	$5.92	0.04	0.25	0.29	(0.05)	$6.16	5.01%	2.01%	0.70%	62%	$11,194
2011	$5.35	0.06	0.57	0.63	(0.06)	$5.92	11.96%	2.01%	1.05%	76%	$7,659
2010	$3.77	0.05	1.58	1.63	(0.05)	$5.35	43.29%	2.00%	0.97%	62%	$7,294

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014(3)	$8.46	0.05	0.39	0.44	(0.06)	$8.84	5.16%	1.46%(4)	1.15%(4)	24%	$45,528
2014	$7.10	0.09	1.35	1.44	(0.08)	$8.46	20.39%	1.48%	1.10%	49%	$37,076
2013	$6.23	0.07	0.88	0.95	(0.08)	$7.10	15.35%	1.50%	1.15%	48%	$30,293
2012	$5.97	0.07	0.26	0.33	(0.07)	$6.23	5.72%	1.51%	1.20%	62%	$21,241
2011	$5.40	0.07	0.58	0.65	(0.08)	$5.97	12.29%	1.51%	1.55%	76%	$17,470
2010	$3.80	0.07	1.60	1.67	(0.07)	$5.40	44.10%	1.50%	1.47%	62%	$4,527
R6 Class
2014(3)	$8.47	0.09	0.38	0.47	(0.09)	$8.85	5.60%	0.61%(4)	2.00%(4)	24%	$24,669
2014(5)	$7.77	0.14	0.66	0.80	(0.10)	$8.47	10.41%	0.62%(4)	2.58%(4)	49%(6)	$3,140

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2014 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 18, 2014, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	the services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and slightly below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-83897 1411

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 4, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 4, 2014